                            MIMLIC SERIES FUND, INC.

   --------------------------------------------------------------------------
            A N N U A L  R E P O R T  D E C E M B E R  3 1,  1 9 9 6

                             ----------------------

                                GROWTH PORTFOLIO

                                 BOND PORTFOLIO

                             MONEY MARKET PORTFOLIO

                           ASSET ALLOCATION PORTFOLIO

                         MORTGAGE SECURITIES PORTFOLIO

                              INDEX 500 PORTFOLIO

                         CAPITAL APPRECIATION PORTFOLIO

                         INTERNATIONAL STOCK PORTFOLIO

                            SMALL COMPANY PORTFOLIO

                    MATURING GOVERNMENT BOND 1998 PORTFOLIO

                    MATURING GOVERNMENT BOND 2002 PORTFOLIO

                    MATURING GOVERNMENT BOND 2006 PORTFOLIO

                    MATURING GOVERNMENT BOND 2010 PORTFOLIO

                             VALUE STOCK PORTFOLIO

                           -------------------------

TABLE OF CONTENTS

How to Use This Report....................................................     1
Portfolio Total Return....................................................     2

PORTFOLIO MANAGER REVIEWS
Growth Portfolio..........................................................     4
Bond Portfolio............................................................     6
Money Market Portfolio....................................................     8
Asset Allocation Portfolio................................................    10
Mortgage Securities Portfolio.............................................    12
Index 500 Portfolio.......................................................    14
Capital Appreciation Portfolio............................................    16
International Stock Portfolio.............................................    18
Small Company Portfolio...................................................    20
Maturing Government Bond 1998 Portfolio...................................    22
Maturing Government Bond 2002 Portfolio...................................    22
Maturing Government Bond 2006 Portfolio...................................    22
Maturing Government Bond 2010 Portfolio...................................    22
Value Stock Portfolio.....................................................    26

INDEPENDENT AUDITORS' REPORT..............................................    28

INVESTMENTS IN SECURITIES
Growth Portfolio..........................................................    29
Bond Portfolio............................................................    30
Money Market Portfolio....................................................    33
Asset Allocation Portfolio................................................    35
Mortgage Securities Portfolio.............................................    40
Index 500 Portfolio.......................................................    43
Capital Appreciation Portfolio............................................    48
International Stock Portfolio.............................................    49
Small Company Portfolio...................................................    53
Maturing Government Bond 1998 Portfolio...................................    55
Maturing Government Bond 2002 Portfolio...................................    56
Maturing Government Bond 2006 Portfolio...................................    57
Maturing Government Bond 2010 Portfolio...................................    58
Value Stock Portfolio.....................................................    59

FINANCIAL STATEMENTS
Statements of Assets and Liabilities......................................    60
Statements of Operations..................................................    62
Statements of Changes in Net Assets.......................................    64
Notes to Financial Statements.............................................    68

SHAREHOLDER VOTING RESULTS................................................    88

HOW TO USE THIS REPORT

Some of our clients prefer a brief overview of their MIMLIC Series Fund investments while others prefer full financial statements. This report is designed to meet both objectives.

    For a quick overview of each Portfolio's performance, investment strategies and holdings, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 29.

    Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

    The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses - whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

    This report is just one of several tools you can use to learn more about your investment(s) in the MIMLIC Series Fund. Your MIMLIC Sales registered representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MIMLIC Series
      Fund
Bar graph
performance
Growth                 17.2%
Bond                    3.0%
Money Market            4.9%
Asset Allocation       12.5%
Mortgage
Securities              5.3%
Index 500              21.6%
Capital
Appreciation           17.6%
International
Stock                  19.8%
Small Company           6.5%
MGB 1998                4.1%
MGB 2002                1.7%
MGB 2006               -1.2%
MGB 2010               -3.4%
Value Stock            31.0%

    Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

                                                               February 14, 1997
Dear Shareholders:

For the second year in a row, the stock market exceeded all expectations and we believe it was the best performing major asset category during 1996. Money market returns of near 5 percent came in second place followed by the investment grade bond market which posted low single digit returns for the year. Fundamentals of U.S. stocks continued to be excellent, driven by continued corporate earnings growth, low inflation and interest rates. During the year the operating earnings of the S&P 500 grew about 9 percent, while the total return for the S&P 500 Index was over 20 percent. The significant difference in these numbers reflects the valuation change that occurred throughout the year. The year started with the market valued at 15.2 times expected 1996 earnings for the S&P 500. The year ended at 18.3 times the 1996 operating earnings.

    Normally this type of valuation increase is accompanied by a reduction in the level of interest rates. However, during 1996 interest rates began moving higher early in the year, peaked in July, and gyrated lower during the second half as economic growth began to cool down. The interest rate on the two-year U.S. Treasury Note increased 72 basis points to yield 5.86 percent for 1996. The 30-year U.S. Treasury Bond closed the year yielding 6.64 percent, 69 basis points higher on the year, yet below the 7.19 percent rate reached on July 5, 1996.

    The primary driver of the 1996 bull market was a significant increase in the demand for U.S. stocks, while the supply of stocks actually fell. Stock mutual funds took in more than $200 billion in net new cash for 1996 according to the Investment Company Institute--equal to over 3 percent of the total value of all the stocks listed on U. S. stock exchanges. Meanwhile the supply of stocks, driven by corporate buy backs and cash mergers, actually declined by $50 billion during the first nine months of 1996.*

    The bond market, on the other hand, was highly volatile. Early in the year, fixed income investors were worried about strong economic growth, full employment, inflation, lack of a budget deal, and the possibility that the Federal Reserve would raise short-term interest rates. In the second half, it became apparent the Federal Reserve was on hold and signs of slower, non-inflationary economic growth gave the bond market a reason to repair some of the damage done in the first half.

    The long-term outlook for both the stock and bond markets remains positive for a couple of reasons: (1) inflation has remained under control despite several years of moderate to strong economic growth; (2) the U.S. economy continues to benefit from productivity gains, allowing worldwide competitive status in many industries; (3) strong demand for stocks and bonds will likely pour more money into the financial markets as the baby-boomer generation reaches its prime retirement savings years.

    Near term, we would expect a return to more "normal" returns for the stock market. Our work indicates that the stock market is not undervalued, but neither is it significantly overvalued given the current level of corporate earnings and interest rates. While a short-term correction of 5 to 10 percent can never be ruled out, a continuation of a modest growth economy with low interest rates is a formula for potential future growth in stock prices.

    Bonds currently offer an attractive return relative to inflation, with the 10-year Treasury bond yield about 6.4 percent with inflation about 3 percent. In the near term, the Federal Reserve will likely try to do what it takes to keep inflation under control by raising short-term interest rates. This move will reduce the possibility of a significant increase in the long-term--a positive sign for bonds.

    Our wide range of MIMLIC Series Fund options help capture growth opportunities across many different market segments. The following pages provide more detailed information on all of our MIMLIC Series Fund portfolios. Please review them carefully and contact your MIMLIC Sales registered representative with questions.

Sincerely

        [SIGNATURE]
Paul Gooding, President
MIMLIC Series Fund, Inc.

------------------------
* According to Elizabeth MacKay, a stock market strategist for Bear Stearns &
Co.

GROWTH PORTFOLIO
PERFORMANCE UPDATE
JAMES KING
EXECUTIVE VICE PRESIDENT
VOYAGEUR FUND MANAGERS, INC.
[PHOTO]
The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities. While MIMLIC Asset Management acts as investment adviser for the portfolio, Voyageur Fund Managers, Inc. provides investment advice to the Growth Portfolio under a subadvisory agreement.
PERFORMANCE
Status-quo election results combined with a very benign inflation environment to propel stocks to new highs in a strong fourth quarter. Total return for the S&P 500* was 8.4 percent in the fourth quarter and 23.0 percent for the year ended December 31, 1996. The Growth Portfolio gained 2.2 percent** in the quarter and
17.2 percent** for the year. The top performing sectors this quarter were financials and technology while commercial services and consumer cyclicals under-performed.
    The primary reasons for the strong equity market in 1996 were the continued lack of inflation and the ability of corporate profits to repeatedly surpass expectations. A third catalyst was the very strong cash inflows to equity mutual funds. Each of these macro factors generally performed better than was expected as 1996 began, leading to better than expected stock market returns.
PORTFOLIO RECAP
The objective of the Growth Portfolio is to participate in the long-term earnings and dividend growth of very high quality companies. We select stocks from a universe of about 250 companies which are rated A+ or A by Standard and Poor's for their ability to generate consistent earnings and dividend growth. These companies are typically able to generate predictable earnings because of their broad product lines and geographic diversification which cause them to be less reliant on the U.S. economy for their growth. Stock selections are geared toward reducing downside risk by selling companies at the high end of their historical valuation levels and replacing them with companies at the low end of their historical valuation levels.
    Given what seem to be high levels of both valuations and expectations, we have become somewhat more defensive in the Growth Portfolio. We have also been raising the quality level of the overall portfolio; two-thirds of the portfolio now consists of companies rated A+. High quality stocks tend to perform best in a more volatile market environment as investors seek companies with more predictable earnings streams. This strategy should enable our portfolio to perform better in a more challenging market environment; something I expect we will see in 1997.
OUTLOOK
Most prognosticators are expecting a more moderate stock market advance in 1997-something in the range of 7-10 percent. If that forecast appears familiar, it may be because it is about the same as was forecast going into 1996. Inflation and corporate profits should again be the primary drivers. The importance of the inflationary outlook can be ascertained by the mini "correction" which took place in June and July. That down-draft was primarily instigated by concerns that unusually low unemployment was beginning to cause upward inflation to wages, and the Dow and S&P 500 fell as much as 10 percent while the NASDAQ fell almost 20 percent based on intra day prices. In fact, some of the market's most volatile days occurred in conjunction with the release of government jobs reports. However, the July report alleviated most of those concerns and the market rallied strongly over the second half of the year. Corporate profits have been aided greatly by the ability of companies to find cost cutting opportunities. By many measures, corporate margins are at record highs for the past twenty years.
    As 1997 dawns, the S&P 500 is trading at about 21 times trailing earnings which is at the high end of historical valuations. The rate of corporate profit growth should continue to decelerate from its 12-14 percent growth rate between 1993-1995, to approximately 8 percent in 1996, and about 5 percent projected for 1997. Inflation is expected to remain low as the economy continues to expand at a near-perfect 2-2.5 percent annual rate. It seems, at this point, it will be difficult for corporate profits to continue to beat expectations. The low inflationary environment makes it very difficult to raise prices and I am not certain how much more cost cutting can be done. Accordingly, it is likely we will begin to see more stock market volatility as corporate earnings comparisons become increasingly challenging.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET     % OF STOCK
COMPANY                                    SHARES      VALUE     PORTFOLIO
----------------------------------------  --------  -----------  ----------
UST, Inc. ..............................   299,000    9,680,125      4.4%
Gannett Company.........................   127,000    9,509,125      4.4%
Hewlett Packard Company.................   188,000    9,447,000      4.3%
Philip Morris Companies, Inc. ..........    82,000    9,235,250      4.2%
Wal-Mart Stores, Inc. ..................   397,000    9,081,375      4.2%
W W Grainger, Inc. .....................   113,000    9,068,250      4.1%
Albertson's Incorporated................   254,000    9,048,750      4.1%
Archer-Daniels-Midland Company..........   410,000    9,020,000      4.1%
Sara Lee Corporation....................   240,000    8,940,000      4.1%
Schering-Plough Corporation.............   138,000    8,935,500      4.1%
                                                    -----------      ---
                                                    $91,965,375     42.0%
                                                    -----------      ---
                                                    -----------      ---

COMPARISON OF CHANGE IN INVESTMENT VALUE**
       A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
       S&P 500 AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                     17.2%
Five years                   10.0%
Ten years                    12.7%
                            Growth
                         Portfolio    S&P 500        CPI
12/31/1986                  10,000     10,000     10,000
12/31/1987                  10,420     10,335     10,442
12/31/1988                  12,072     12,047     10,903
12/31/1989                  15,212     15,860     11,399
12/31/1990                  15,244     15,362     12,103
12/31/1991                  20,436     20,040     12,464
12/31/1992                  21,421     21,567     12,834
12/31/1993                  22,424     23,743     13,186
12/31/1994                  22,605     24,039     13,556
12/31/1995                  28,094     33,034     13,899
12/31/1996                  32,912     40,618     14,358

    On the chart above you can see how the Growth Portfolio's total return compared to the S&P 500 (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1986 through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth Portfolio
Data for Pie Chart
Capital Goods                 5.9%
Consumer Goods and
Services                     53.6%
Credit Sensitive              6.4%
Intermediate Goods and
Services                     11.8%
Technology                   10.4%
Cash and Other
Assets/Liabilities           11.9%

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
**Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

BOND PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
[PHOTO]
The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.
PERFORMANCE
The Bond Portfolio returned 2.96 percent* for the year ended December 31, 1996. The Lehman Brothers Government Corporate Bond Index** returned 2.90 percent over the same period. After an exceptional 1995, fixed income investors had to endure a higher interest rate environment which lead to total returns below the historical averages.
    Interest rates began moving higher early in the year, peaked in July, and gyrated lower during the second half as economic growth began to cool down. When all was said and done, the interest rate on the two year U.S. Treasury Note increased 72 basis points to yield 5.86 percent. The 30-year U.S. Treasury Bond closed the year yielding 6.64 percent, 69 basis points higher on the year, yet below the 7.19 percent rate reached on July 5, 1996.
    Bond market volatility was high throughout the year as investor expectations on future interest rates changed like the weather. Early in the year, fixed income investors were worried about strong economic growth, full employment, inflation, lack of a budget deal and the possibility that the Federal Reserve would raise short-term interest rates. In the second half, it became apparent the Federal Reserve was on hold and signs of slower, non-inflationary economic growth gave the bond market a reason to repair some of the damage done in the first half.
PORTFOLIO RECAP
Active portfolio management of both the sensitivity to interest rates (duration) and credit risk is critical to the Portfolio's success. Below is a recap of these two factors for the year.
    As 1996 began, the Portfolio's duration was six percent longer than that of the Lehman Brothers Government Corporate Bond Index (the Index).** This means that the Portfolio was more sensitive to changes in interest rates than the Index, so if interest rates moved lower the Portfolio would outperform, or underperform if rates moved higher. The economic backdrop changed during February and March and interest rates unexpectedly spiked 80 basis points higher. The Portfolio's duration was quickly reduced during this time to be three percent short of the Index by March. The remainder of the first half of 1996, the duration was kept shorter than the Index. By July rates moved another 60 basis points higher and the bond market appeared undervalued. Duration was then extended and the Portfolio's duration ranged between 5 and 10 percent longer than the Index for the remainder of the year. This move benefited our second half performance as interest rates declined 70 basis points off their July peak.
    Active credit management is used to enhance performance. Our goal is to buy bonds whose inherent value is not fully reflected in its current market price. In corporate and mortgage-backed securities, this means buying bonds at a wide yield pick-up to U.S. Treasury securities and selling them after yield spreads have tightened and prices have appreciated in value. With this in mind, securities were added in sectors that were undervalued. This included investments in U.S. dollar-pay international names like Telekom Malaysia, Enersis, Petronas, Total Access Communication and the Province of Quebec. We also added to our exposure in the Real Estate Investment Trust (REIT) sector, the banks and brokerage area. Two sectors void in the Portfolio, due to negative credit trends and uncertainty, are the electric utility and tobacco sectors.
    Throughout the year, the overall quality of the Portfolio was maintained at AA3. At year end, 66 percent of the Portfolio's investments in securities were invested in investment grade corporate bonds, 16 percent in mortgaged-backed securities, 14 percent in U.S. Government bonds and the remaining 4 percent in money market instruments.
OUTLOOK
In many respects, the new year in the bond market will be very similar to last year. Quarterly economic growth will fluctuate between one percent and four percent. Long-term inflation will be contained by the overriding forces of cheap global labor, technology and productivity enhancements, and the demographic situation in the U.S.; but the bond market will still worry about the monthly release of the consumer price index (CPI) and employment cost index. This worry will translate into continued interest rate volatility and thus the opportunity to benefit from investor overreaction.
    The interest rate ranges established in 1996 seem realistic for 1997. The 30-year U.S. Treasury Bond traded in a range of 5.95 to 7.19 percent, while the 10-year U.S. Treasury Note yielded between 5.52 and 7.02 percent. In a range bound market, with tight credit spreads, active duration management will be an even more important component of success in 1997. We will take advantage of opportunities to buy undervalued securities and extend duration during periods of market weakness and reduce the Portfolio's exposure to interest rate risk during periods of market strength.
TEN LARGEST BOND HOLDINGS

                                            MARKET       % OF BOND
COMPANY                                      VALUE       HOLDINGS
----------------------------------------  -----------  -------------
U.S. Treasury Strip -- 5.175%,
08/15/99................................  $ 4,969,144         4.3%
Bellsouth Telecommunications Inc. --
6.250%, 05/15/03........................    4,908,140         4.2%
Joy Technologies Incorporated --
10.250%, 09/01/03.......................    4,300,080         3.7%
General Electric Capital Corp. --
6.660%, 05/01/18........................    4,282,062         3.7%
Citicorp Capital -- 7.933%, 02/15/27....    4,052,440         3.5%
Lehman Brothers, Inc. -- 7.360%,
12/15/03................................    4,045,072         3.5%
Premark International, Inc. -- 10.500%,
09/15/00................................    3,935,106         3.4%
Enersis -- 6.900%, 12/01/06.............    3,904,648         3.3%
Total Access Communications -- 8.375%,
11/04/06................................    3,516,730         3.0%
Quebec Province of Canada -- 7.500%,
07/15/23................................    3,493,872         3.0%
                                          -----------         ---
                                          $41,407,294        35.6%
                                          -----------         ---
                                          -----------         ---

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
       LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX
       AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One Year                   3.0%
Five Years                 6.7%
Ten Years                  7.9%
                                        Lehman
                                      Brothers
                                    Government
                                     Corporate
                           Bond           Bond
                      Portfolio          Index        CPI
12/31/1986               10,000         10,000     10,000
12/31/1987               10,156         10,230     10,442
12/31/1988               10,875         11,007     10,903
12/31/1989               12,250         12,573     11,399
12/31/1990               13,136         13,615     12,103
12/31/1991               15,448         15,811     12,464
12/31/1992               16,478         17,012     12,834
12/31/1993               18,168         18,931     13,186
12/31/1994               17,341         18,270     13,556
12/31/1995               20,765         21,462     13,899
12/31/1996               21,380         22,084     14,358

    On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1986 through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Bond Portfolio
Data for Pie Charts
U.S. Treasury                10.8%
U.S. Government
Agencies                     14.9%
AAA Rated                    11.8%
AA Rated                      4.5%
A Rated                      28.3%
BBB Rated                    22.1%
Cash and Other
Assets/Liabilities            7.6%

*Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

MONEY MARKET PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
[PHOTO]
The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days. INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE
The Portfolio's seven day compound yield was 4.89 percent* as of December 31, 1996. For the trailing 12 months, the Portfolio returned 4.92 percent.*
    Money market interest rates were remarkably stable throughout the year, especially when compared to the volatility of longer term interest rates. The Federal Reserve lowered the Fed Funds target rate and the discount rate by 25 basis points in January and left monetary policy unchanged for the remainder of the year. For the year, the yield on the three month U.S. Treasury Bill increased only 11 basis points to yield 5.19 percent at year end. The six month U.S. Treasury Bill ended the period 15 basis points higher to yield 5.30 percent on December 31, 1996.
PORTFOLIO RECAP
While the Federal Reserve held the line on monetary policy, fixed income investors expected the Fed to raise short-term interest rates during the summer months as the economy showed signs of strength. These expectations moved money market rates temporarily higher, but the lack of Fed action eventually brought short-term interest rates back into the low five percent area.
    In the Money Market Portfolio, the average days to maturity was doubled from 25 days at mid-year to 50 days at year end. This was still 3 days shorter than the average taxable money market fund. When it became apparent that the Fed was on hold, we extended maturities to lock in yields in a falling rate environment. The Portfolio's maturities are evenly distributed between 2 and 125 days, thus minimizing any reinvestment risk.
    The MIMLIC Series Fund--Money Market Portfolio invests exclusively in U.S. Treasury Bills, U.S. agencies and high quality commercial paper to maintain both excellent liquidity and quality. Corporate commercial paper, because of its yield advantage, is the primary asset class used. It accounted for 92.5 percent of the Portfolio's net assets at the end of the year.
OUTLOOK
Short-term interest rates should continue to be stable in the first half of 1997. The Federal Reserve is closely monitoring economic growth and inflation and will ease or tighten credit depending on the economic fundamentals. The economy will continue to grow at a moderate pace in the upcoming quarters and inflation should remain within an acceptable range. Any evidence of wage or commodity inflation would bring the Federal Reserve to raise short-term interest rates. While this is the major risk, we expect the Fed to hold the line on monetary policy for the near future. Inaction by the Federal Reserve should translate into more of the same, money market yields in the low five percent range.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE DAYS TO
       MATURITY
 Seven-day Compounded
        Yield*
02-Jan-96                      28
09-Jan-96                      39
16-Jan-96                      39
23-Jan-96                      40
30-Jan-96                      39
06-Feb-96                      40
13-Feb-96                      41
20-Feb-96                      41
27-Feb-96                      39
05-Mar-96                      38
12-Mar-96                      34
19-Mar-96                      38
26-Mar-96                      37
02-Apr-96                      40
09-Apr-96                      36
16-Apr-96                      37
23-Apr-96                      42
30-Apr-96                      41
07-May-96                      39
14-May-96                      38
21-May-96                      41
28-May-96                      42
04-Jun-96                      45
11-Jun-96                      43
18-Jun-96                      29
25-Jun-96                      26
02-Jul-96                      38
09-Jul-96                      33
16-Jul-96                      35
23-Jul-96                      43
30-Jul-96                      43
06-Aug-96                      39
13-Aug-96                      37
20-Aug-96                      37
27-Aug-96                      37
03-Sep-96                      30
10-Sep-96                      32
17-Sep-96                      26
24-Sep-96                      33
01-Oct-96                      38
08-Oct-96                      40
15-Oct-96                      41
22-Oct-96                      41
29-Oct-96                      36
05-Nov-96                      36
12-Nov-96                      33
19-Nov-96                      37
26-Nov-96                      36
03-Dec-96                      34
10-Dec-96                      43
17-Dec-96                      48
24-Dec-96                      49
31-Dec-96                      50

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   SEVEN-DAY COMPOUNDED
          YIELD*
2-Jan-96                        5.21%
9-Jan-96                        5.15%
16-Jan-96                       5.22%
23-Jan-96                       5.19%
30-Jan-96                       5.10%
6-Feb-96                        5.09%
13-Feb-96                       4.95%
20-Feb-96                       4.91%
27-Feb-96                       4.89%
5-Mar-96                        4.76%
12-Mar-96                       4.80%
19-Mar-96                       4.79%
26-Mar-96                       4.76%
2-Apr-96                        4.74%
9-Apr-96                        4.76%
16-Apr-96                       4.79%
23-Apr-96                       4.80%
30-Apr-96                       4.81%
7-May-96                        4.83%
14-May-96                       4.87%
21-May-96                       4.85%
28-May-96                       4.87%
4-Jun-96                        4.87%
11-Jun-96                       4.87%
18-Jun-96                       4.86%
25-Jun-96                       4.87%
2-Jul-96                        4.87%
9-Jul-96                        4.91%
16-Jul-96                       4.97%
23-Jul-96                       4.98%
30-Jul-96                       5.01%
6-Aug-96                        5.02%
13-Aug-96                       5.03%
20-Aug-96                       5.02%
27-Aug-96                       5.01%
3-Sep-96                        5.01%
10-Sep-96                       5.00%
17-Sep-96                       5.03%
24-Sep-96                       4.99%
1-Oct-96                        4.99%
8-Oct-96                        4.96%
15-Oct-96                       4.95%
22-Oct-96                       4.95%
29-Oct-96                       4.81%
5-Nov-96                        4.88%
12-Nov-96                       5.15%
19-Nov-96                       4.91%
26-Nov-96                       4.92%
3-Dec-96                        4.83%
10-Dec-96                       4.90%
17-Dec-96                       4.86%
24-Dec-96                       4.89%
31-Dec-96                       4.89%

    The seven-day compounded yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
[PHOTO]
The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the portfolio's management as economic conditions indicate.
PERFORMANCE
Despite a relatively conservative asset allocation throughout 1996, the Asset Allocation Portfolio posted an attractive 12.5 percent* return for the year ending December 31, 1996. The stock portion of the portfolio clearly led the way, as cash and bonds produced single digit returns.* The relatively conservative asset allocation, with stocks a little over 50 percent of the portfolio during 1996, contributed to the portfolio not quite matching the 13.8 percent return for the Merrill Lynch/Wilshire Capital Markets Index** for 1996. PORTFOLIO RECAP
For the second year in a row the stock market exceeded nearly all expectations, and we believe it was the best performing major asset category during 1996. Money market returns of near 5 percent came in second place, with the bond market posting low single digit returns for the year. Fundamentals for U.S. stocks continued to be excellent, driven by what has been called a "Goldilocks" economy - hot enough to fuel continued corporate earnings growth, but also cool enough to contain inflation and interest rates. These ideal fundamentals, combined with unprecedented levels of money flowing into the market, propelled the stock market to record highs throughout 1996.
    Stocks were also the best performing asset category in the Asset Allocation Portfolio. After starting the year with 60 percent in stocks, the weight was cut to 55 percent, then to 50 percent in early May as the market no longer provided the most optimal potential risk/return tradeoff. During 1996 the operating earnings of the stock market, measured by the S&P 500,+ were up approximately 9 percent, while the price of the S&P 500+ gained 23 percent. The end result is that the market ended the year at a higher valuation than when it began, which in part explains the relatively conservative 50 percent weight for stocks over the last 8 months of 1996.
    The stocks within the portfolio provided strong capital appreciation throughout the year. For the year the stocks in the portfolio gained over 20 percent,* despite a sell-off of some of the large capitalization growth stocks during the fourth quarter. Some of the best performing stocks include Parametric Technologies (computer design software), General Electric (conglomerate), United Waste Services (waste services) and Equifax (credit reporting services). Weaker performing stocks came from the retail area and included Office Max (office superstore) and Autozone (auto parts retailer).
    The bond market spent the year worrying if the economy would get too hot for its liking. As the year progressed, bond investors became less worried about the return of inflation, allowing the bond market to stage a modest rebound in the fourth quarter. The fourth quarter rally helped make up some of the damage from the first quarter, but it was only good enough for the bond market to post low single digit returns for the year.
    The year ended with yields on 2-10 year U.S. Treasury securities .8 percent higher than at the start of 1996. The high quality bonds in the Portfolio acted much like the overall bond market and provided low single digit returns during 1996. A slightly longer duration during the fourth quarter allowed the bonds in the fund to outperform their peers for the year.
    Cash ranged from 5 percent to 15 percent of the Portfolio during 1996, with an average weight of 11 percent. Money market yields more than 2 percent above the inflation rate combined with a fully priced stock market made "cash" a relatively attractive asset during 1996. We begin 1997 with the current asset allocation of 50 percent common stocks, 35 percent bonds and 15 percent cash. OUTLOOK
The long-term outlook for the financial markets remains positive for several reasons: 1) Inflation has remained under control despite several years of moderate to strong economic growth. Non-financial assets such as real estate or commodities would be relatively better investments if higher levels of inflation return. 2) The U.S. economy continues to benefit from productivity gains, allowing worldwide competitive status in many industries. 3) Strong demand for stocks and bonds will likely pour more money into the financial markets as the baby-boomer generation reaches their prime retirement savings years. These three factors are long-term positives for both stocks and bonds.
    Near term we would expect a return to more "normal" returns for the stock market. Our work indicates that the stock market is not under-valued, but neither is it significantly over-valued given the current level of corporate earnings and interest rates. While a short-term correction of 5 percent to 10 percent can never be ruled out, a continuation of a modest growth economy with low interest rates is a formula for potential future growth in stock prices.

    Bonds currently offer an attractive return relative to inflation, with the 10 year Treasury bond yield at about 6.4 percent with inflation around 3 percent. In the near term there is the risk that the Federal Reserve may move to raise short-term interest rates to repel an over-heating economy. This is exactly the same reason why long term there is a low risk of interest rates moving significantly higher which would hurt the bond market. The Federal Reserve will likely do what it takes to keep inflation under control, which is a real long-term positive for bonds.
    The goals of the Asset Allocation Portfolio are to meaningfully participate in strong financial markets, while protecting your principal during periods of market decline. In the past year you have participated nicely in the strong markets of 1996 with a total return of 12.5 percent.* Thank you for allowing MIMLIC to help you meet your financial goals.
FIVE LARGEST COMMON STOCK HOLDINGS

                                                                     % OF
                                                     MARKET      COMMON STOCK
COMPANY                                   SHARES      VALUE        PORTFOLIO
----------------------------------------  -------  -----------  ---------------
General Electric Company................   81,026  $ 8,011,446       3.9%
Columbia/HCA Healthcare Corporation.....  187,509    7,640,992       3.8%
Pfizer, Incorporated....................   84,960    7,041,060       3.5%
First Data Corporation..................  191,252    6,980,698       3.4%
Philip Morris Companies, Incorporated...   58,800    6,622,350       3.3%
                                                   -----------       ---
                                                   $36,296,546      17.9%
                                                   -----------       ---
                                                   -----------       ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                       % OF BOND
RATING                                                                 PORTFOLIO
--------------------------------------------------------------------  ------------
U.S. Treasury.......................................................         9.9%
U.S. Government Agencies............................................        17.7%
AAA rated...........................................................        13.6%
AA rated............................................................         7.6%
A rated.............................................................        31.1%
BBB rated...........................................................        20.1%
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, MERRILL LYNCH - WILSHIRE CAPITAL MARKETS INDEX
       AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One Year                  12.5%
Five Years                 9.6%
Ten Years                 11.2%
                                     Merrill
                                 Lynch-Wilshire
                          Asset      Capital
                      Allocation     Markets
                      Portfolio        Index        CPI
12/31/86                 10,000       10,000     10,000
12/31/87                 10,206       10,337     10,442
12/31/88                 11,338       11,704     10,903
12/31/89                 13,626       14,233     11,399
12/31/90                 14,118       14,378     12,103
12/31/91                 18,194       17,974     12,464
12/31/92                 19,517       19,489     12,834
12/31/93                 20,779       21,589     13,186
12/31/94                 20,488       21,303     13,556
12/31/95                 25,613       27,407     13,899
12/31/96                 28,815       31,187     14,358

    On the chart above you can see the Asset Allocation Portfolio's total return compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1986 through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Allocation
  Portfolio
Data for Pie Chart
Bonds                        34.3%
Common Stocks                48.9%
Preferred Stocks              0.6%
Cash and Other
Assets/Liabilities           16.2%

*Historical results are not an indication of future performance.
 Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.
+The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

MORTGAGE SECURITIES PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
[PHOTO]
The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities.
PERFORMANCE
The Mortgage Securities Portfolio returned 5.3 percent** for the year ending December 31, 1996, while our peer group of funds tracked by Lipper Analytical Service's U.S. Mortgage Fund Category* saw its investment grow by 3.9 percent on average. Compared with Lehman Brothers Mortgage-Backed Securities Index,+ which crossed the finish line up 5.5 percent, our performance stands tall.
PORTFOLIO RECAP
The mortgage market put in a spectacular performance in 1996, out scoring the returns registered by both the Treasury market and Corporate market. Even though interest rates drifted higher in 1996, putting pressure on bond performance, the mortgage market proved to be one of the better ways to take ownership of fixed income securities.
    These results reflect favorably on a market that has matured into a kinder and gentler place. Having survived numerous refinancing waves, the market has purged itself of the more prepayment sensitive securities and toxic derivatives. Likewise, the growing acceptance of additional asset classes (like commercial securities and collateralized mortgage obligations) into the main stream has helped strengthen the market's fundamental outlook. With these trends solidly in place, it's no surprise that a growing number of investors favor mortgage securities for their incremental yield and the complimentary role they play in a prudently diversified portfolio. The mortgage market now offers investors a virtual smorgasboard of high quality securities tailor made to fit their investment needs.
    Throughout 1996 three main themes dominated our investment strategies and helped propel our returns higher. All of these strategies focused on adding value through active management and solid security selection. By conducting our business in a disciplined manner like a "stock picker in a bond market," we were able to offset the slow returns registered by the portfolio early in the first quarter. Our returns initially lagged the market as a result of the dramatic rise in interest rates and the fact that we held more duration in the portfolio than the benchmark Index.
    First, early on in the year we brought the duration of the portfolio back in line with our benchmark, the Lehman Brothers Mortgage-Backed Securities Index. We retained this position until late in the third quarter when we began to add a little duration to the portfolio. Nevertheless, for most of the year we carried a neutral interest rate position and our performance was dominated by active management and relative security performance.
    Second, we entered the year overweighted in seasoned mortgage pass-throughs. Throughout the year, we expanded our ownership of this sector as our analysis identified this sector as a bargain relative to new issue securities. To our benefit, these "vintage" securities blossomed into the "blue chip" securities of the mortgage market and outperformed their new issue cousins. Similar to "blue chip" companies in the stock market, mortgage investors are willing to pay a higher price for securities with predictable cash flow (prepayments). By the end of the year, tiering of the pass-through market had become a major investment theme and will likely continue to shape the market in 1997.
    Third, with the mortgage market being second in size only to the Treasury market, we continue to see no shortage of quality investment opportunities. However, the traditional agency pass-through market has become more efficiently priced, leaving fewer opportunities for incremental outperformance. As such, we find that our most promising investment opportunities are coming from other sectors of the mortgage market. By shopping in many sectors of the mortgage market, we are able to stock the portfolio with more or better bargains. This long standing approach has helped reduce the portfolio's reliance on any one sector and has built solid diversification. Our emphasis on additional types of mortgage securities bore fruit this year as more investors migrated to these markets in search of higher potential returns and bid up the prices of these securities. We are confident that this trend will continue in the year ahead and should reflect favorably on your portfolio.
OUTLOOK
The mortgage market enters 1997 with high expectations for another year of strong relative performance. While incremental returns on mortgage securities relative to other fixed income sectors are not likely to be as dramatic, they still should exist. Like 1996, the key to solid performance will center on active management of securities and duration. Likewise, our experience in shopping many mortgage markets and our ability to manage numerous types of mortgage securities positions us well to participate in the growth and evolution of the mortgage market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  High Quality Assets
AAA Rated                    67.7%
AA Rated                      8.5%
A Rated                      16.0%
BBB Rated                     5.9%
Cash and Other
Assets/Liabilities            1.9%

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Mortgage Securities
       Portfolio
Data for Pie Charts
Prudent Sector
Diversification
FHLMC MBS                    10.2%
FNMA MBS                      9.4%
GNMA MBS                     17.5%
VA Vendee MBS                10.0%
Asset Backed Securities       2.8%
CMOs/MRBs                    26.7%
Whole Loan MBS               12.9%
Commercial MBS                7.3%
Corporate/Agency Bonds        1.3%
Cash and Other
Assets/Liabilities            1.9%

PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Solid Liquidity
Public Issues                75.6%
Private Placements            5.1%
Private 144A Issue           17.4%
Cash and Other
Assets/Liabilities            1.9%

SOLID LIQUIDITY

COMPARISON OF CHANGE IN INVESTMENT VALUE**
       A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX
       AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                   5.3%
Five years                 6.9%
Since inception
(May 1, 1987)              8.8%
                                        Lehman
                                      Brothers
                       Mortgage       Mortgage
                                        Backed
                      Securities    Securities
                      Portfolio          Index        CPI
05/01/1987               10,000         10,000     10,000
12/31/1987               10,299         10,501     10,257
12/31/1988               11,183         11,417     10,709
12/31/1989               12,694         13,168     11,197
12/31/1990               13,890         14,581     11,888
12/31/1991               16,150         16,872     12,243
12/31/1992               17,178         18,045     12,606
12/31/1993               18,768         19,246     12,952
12/31/1994               18,135         18,935     13,316
12/31/1995               21,400         22,115     13,652
12/31/1996               22,525         23,267     14,104

    On the chart above you can see the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Mortgage Securities Portfolio (May 1, 1987) through December 31, 1996.
*Average return of 59 mortgage-backed securities funds according to Lipper
 Analytical Services.
**Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
+The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

INDEX 500 PORTFOLIO
PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER
[PHOTO]
The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).* It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.
PERFORMANCE
Index 500 Portfolio consists of publicly traded common stocks representing leading companies in virtually all segments of the American economy. The Portfolio is designed to reflect the results that correspond to the investment performance of the stock market in general. We seek to accomplish this by using a computer model that positions the Portfolio to optimally track the behavior of the S&P 500.*
    The S&P 500* returned 23.0 percent for the year ended December 31, 1996. The Index 500 Portfolio, in comparison, returned 21.6 percent** over the same period.

TEN LARGEST COMMON STOCK HOLDINGS

                                                                  % OF
                                                                 COMMON
                                                    MARKET       STOCK
COMPANY                                   SHARES     VALUE     PORTFOLIO
----------------------------------------  ------  -----------  ----------
General Electric Company................  57,800  $ 5,714,975     2.8%
Freeport-McMoran Copper.................  165,700   4,950,288     2.4%
Coca-Cola Company.......................  86,300    4,541,538     2.2%
Exxon Corporation.......................  42,700    4,184,600     2.1%
Intel...................................  28,500    3,731,719     1.8%
Microsoft Corporation...................  41,400    3,420,675     1.7%
Royal Dutch Petroleum...................  19,200    3,278,400     1.6%
Merck & Co., Inc........................  41,300    3,273,025     1.6%
Philip Morris Companies, Inc............  27,900    3,142,238     1.6%
International Business Machines
  Corporation...........................  17,600    2,657,600     1.3%
                                                  -----------     ---
                                                  $38,895,058    19.1%
                                                  -----------     ---
                                                  -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Index 500 Portfolio
Capital Goods                 6.7%
Consumer Goods and
Services                     33.0%
Credit Sensitive             23.6%
Intermediate Goods and
Services                     19.7%
Technology                   16.4%
Cash and Other
Assets/Liabilities             .6%

COMPARISON OF CHANGE IN INVESTMENT VALUE**
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
       S&P 500 AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                       21.6%
Five years                     14.7%
Since inception
(May 1, 1987)                  13.1%
                           Index 500
                           Portfolio    S&P 500        CPI
5/01/87                       10,000     10,000     10,000
12/31/1987                     8,714      8,758     10,257
12/31/1988                    10,110     10,209     10,709
12/31/1989                    13,209     13,440     11,197
12/31/1990                    12,690     13,018     11,888
12/31/1991                    16,466     16,982     12,243
12/31/1992                    17,682     18,276     12,606
12/31/1993                    19,407     20,120     12,952
12/31/1994                    19,636     20,371     13,316
12/31/1995                    26,868     27,993     13,652
12/31/1996                    32,683     33,289     14,104

    On the chart above you can see the Index 500 Portfolio's total return compared to the S&P 500 and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Index 500 Portfolio (May 1, 1987) through December 31, 1996.
*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index 500 Portfolio, as all portfolios of the Fund, is a managed portfolio whose performance reflects the deduction of an investment advisory fee and other expenses.
**Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

CAPITAL APPRECIATION PORTFOLIO
PERFORMANCE UPDATE
CLARK WINSLOW, CFA
WINSLOW CAPITAL MANAGEMENT
[PHOTO]
The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While MIMLIC Asset Management acts as investment adviser for the portfolio, Winslow Capital Management, Inc. provides investment advice to the Capital Appreciation Portfolio under a subadvisory agreement.
PERFORMANCE
For the 12 months ending December 31, 1996, the Capital Appreciation Portfolio gained 17.6 percent.* This compares with an increase of 23.1 percent in the Russell 1000 Growth Index** and 23.0 percent in the S&P 500+ for the same time period.
PORTFOLIO RECAP
The stock market in 1996 was a fascinating study in contrasts and disparity. While the S&P 500+ ended the year with a sizable gain of 23 percent, exceeding virtually everyone's hopes when the year began, only a small minority of money managers exceeded their appropriate performance benchmarks. This second year of strong outperformance by index funds is somewhat reminiscent of the mid-to-late 1980s when corporate downsizing, restructuring and takeovers provided a backdrop for good relative performance of the index funds.
    In retrospect, the 1996 market had three distinct phases. There was a strong rally for the first five months which was very broad. Then a sharp correction in July eliminated much of the earlier increase in price/earnings ratios. The third phase was a rally, which set record highs on most indices, but was dramatically narrow in its breadth. For example, only 5 companies of the S&P 500+ produced 25 percent of the year's gain. This narrowing was seen most dramatically in the fourth quarter when the largest sector of the Russell 1000 Growth Index** gained
9.2 percent while the small company sector dropped -7.9 percent. Thus, after leading the indices through the third quarter, the Capital Appreciation Portfolio underperformed in the fourth quarter and for the year.
    The Portfolio's investment philosophy is based on the belief that owning companies with above-average earnings growth will produce greater potential investment returns over the long term. We also are sensitive to valuation--what you pay in price/earnings ratio for that future growth rate. The philosophy is implemented by mixing several medium capitalization stocks with large cap growth issues. This means that we generally will be underweighted in the very largest companies and financial stocks because these types of companies usually cannot achieve earnings growth in excess of 13 percent annually.
    In terms of specifics in the portfolio, the sectors of emphasis in 1996 included technology, telecommunications and specialty retail/consumer services. Our overweighting in technology and specialty retail/ consumer services was positive for the portfolio. The Portfolio's overweighting in telecommunications proved to be a negative relative to the market's return during 1996. Despite diversification within the sector, all stocks were down. Although the wireless service providers we owned generally met or exceeded subscriber and cash flow estimates, the market was fearful of potential price cutting from newer PCS (Personal Communication System) technology and stocks declined. We reduced positions during the fourth quarter, but based on our fundamental analysis and valuation maintained some holdings in the wireless industry.
    As the profit growth in the economy slows in 1997, the growth companies the Capital Appreciation Portfolio invests in will become more attractive. The Portfolio maintains its overweighting in technology, healthcare and specialty retailing. Because these industries are experiencing an above-average rate of positive change, we have been able to invest in companies which are creating or benefiting from this change. Some examples of these stocks are Intel Corporation, Kohl's and Merck. We continue to believe that these sectors are likely to exhibit the best earnings growth.
    During the fourth quarter, the companies held by the Portfolio reported an average increase in earnings of 31 percent compared with a year ago. This year we believe a realistic Portfolio growth rate in earnings per share for 1997 is 26 percent. This compares with our expectation of earnings growth for the S&P 500 of 6-8 percent. The Portfolio currently sells at a moderate P/E premium to the S&P 500, yet exhibits 3-4 times the projected earnings growth.
OUTLOOK
On an annual basis, the economy continues to grow at a steady pace. Better than expected results from housing, construction and export sectors indicate that 1996 gross domestic product growth was about 2.5 percent, up from 2.0 percent in 1995. Most economists look for a continuation of this trendline growth for

1997, which implies inflation will not accelerate from the 3 percent area. While interest rates have moved up moderately, reflecting strong fourth quarter growth, we do not believe bond yields will stray much from their current trading range. In view of our inflation and interest rate outlook the S&P 500 Index, selling at 17x estimated 1997 earnings, seems reasonably priced. However, in our opinion, biggest will not be best again in 1997.
    As always, we remain committed to searching out those opportunities in companies with the demonstrated ability to grow their businesses at above-average rates, regardless of the near-term economic environment. Favorable growth rates continue to exist in technology and telecommunications services and equipment companies as the "global village" moves closer to reality. Demographic trends and structural changes offer opportunities in healthcare products and services. Outsourcing and the streamlining of business functions, such as transaction processing and electronic data interchange, are offering favorable investment opportunities. Specialty retailing also provides above-average unit growth potential. The large U.S. economy provides many opportunities to find good growth ideas.
TEN LARGEST STOCK HOLDINGS

                                                     MARKET     % OF STOCK
COMPANY                                   SHARES      VALUE     PORTFOLIO
----------------------------------------  -------  -----------  ----------
Cisco Systems, Inc. ....................  154,900  $ 9,855,513     4.8%
Dollar General Corporation..............  250,731    8,023,392     3.9%
Intel...................................   60,700    7,947,906     3.9%
Home Depot, Inc. .......................  154,333    7,735,942     3.8%
Computer Associates International.......  152,000    7,562,000     3.7%
Oracle Corporation......................  175,850    7,341,738     3.6%
Merck & Co., Inc. ......................   91,500    7,251,375     3.5%
Microsoft Corporation...................   83,900    6,932,237     3.4%
Parametric Technology Corporation.......  125,300    6,437,287     3.2%
Pfizer, Inc. ...........................   76,000    6,298,500     3.1%
                                                   -----------     ---
                                                   $75,385,890    36.9%
                                                   -----------     ---
                                                   -----------     ---

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio's Average annual
       total return:
One year                          17.6%
Five years                        11.4%
Since inception
(May 1, 1987)                     13.1%
                                           Russell
                                Capital       1000
                             Appreciation    Growth
                              Portfolio      Index        CPI
5/01/87                          10,000     10,000     10,000
12/31/87                          9,246      8,634     10,257
12/31/88                          9,965      9,607     10,709
12/31/89                         13,772     13,059     11,197
12/31/90                         13,489     13,026     11,888
12/31/91                         19,126     18,386     12,243
12/31/92                         20,091     19,306     12,606
12/31/93                         22,188     19,863     12,952
12/31/94                         22,687     21,530     13,316
12/31/95                         27,855     29,537     13,652
12/31/96                         32,761     36,366     14,104

    On the chart above you can see the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Capital Appreciation Portfolio (May 1, 1987) through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Capital Appreciation
       Portfolio
Data for Pie Chart
Capital Goods                 1.8%
Consumer Goods and
Services                     40.8%
Credit Sensitive             13.8%
Intermediate Goods and
Services                      1.8%
Technology                   37.2%
Cash and Other
Assets/Liabilities            4.6%

*Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

INTERNATIONAL STOCK PORTFOLIO
PERFORMANCE UPDATE
MARC S. JOSEPH, JD
TEMPLETON INVESTMENT COUNSEL
[PHOTO]
The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While MIMLIC Asset Management acts as investment adviser for the portfolio, Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement.
PERFORMANCE
We are pleased to report that the International Stock Portfolio gained 19.8 percent* for the year ending December 31, 1996, compared with the Morgan Stanley Capital International EAFE Index** return of 6.4 percent over the same period. PORTFOLIO RECAP
1996 was a solid year for most stock markets worldwide, with the notable exception of Japan. In Europe, all the major stock markets moved sharply higher, propelled by excitement over monetary union, lower interest rates, and an anticipated general economic recovery. In Asia, Hong Kong gained better than 30 percent as worries over Chinese rule subsided and corporate profits climbed. The Japanese market was lower in 1996 because of continued financial dislocation in the banking system and because of equity valuations which are still high compared to other markets.
    At year end 1996, the Portfolio's largest positions by country were the United Kingdom (11 percent), Spain (9 percent), France (8 percent), Sweden (8 percent) and Hong Kong (8 percent). The Portfolio had investments in 35 countries. The Portfolio added to its European holdings in 1996, taking advantage of attractive valuations. The Portfolio also found opportunities in Latin America and in certain Southeast Asian countries.
OUTLOOK
Despite exceptional worldwide market performance in 1996, we continued to find bargain stocks throughout the year. Because we pick stocks and not markets, it is always beyond our scope to forecast market performance. While the world markets are not as cheap as they were a year ago, there are still many stocks that sell at substantial discounts to comparable companies operating in the United States.

TEN LARGEST COMMON STOCK HOLDINGS

                                                                        % OF
                                                                       COMMON
                                                          MARKET       STOCK
COMPANY                                       SHARES       VALUE     PORTFOLIO
-------------------------------------------  ---------  -----------  ----------
Rhone-Poulenc..............................    135,325  $ 4,604,771     2.5%
Volvo......................................    178,500    3,934,410     2.2%
Pioneer International......................  1,315,401    3,917,863     2.2%
Deutsche Bank..............................     82,050    3,822,695     2.1%
Stet di Risp...............................  1,105,000    3,724,515     2.0%
Iberdrola..................................    250,000    3,536,420     2.0%
Telefonica de Espana.......................    150,000    3,476,839     1.9%
Telecomunicacoes Brasileiras ADR...........     43,600    3,335,400     1.8%
Banco Bilbao Vizcaya.......................     61,500    3,314,356     1.8%
Regie Des Usines Renault...................    153,298    3,287,861     1.8%
                                                        -----------     ---
                                                        $36,955,130    20.3%
                                                        -----------     ---
                                                        -----------     ---

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual
     return:
One year                19.8%
Since inception
(May 1, 1992)           13.9%
                   International
                        Stock       EAFE
                    Portfolio      Index        CPI
5/01/92                10,000     10,000     10,000
12/31/92                9,319      8,156     10,179
12/31/93               13,434     10,843     10,458
12/31/94               13,391     11,722     10,752
12/31/95               15,296     13,088     11,024
12/31/96               18,324     13,916     11,388

    On the chart above you can see how the International Stock
Portfolio's total return compared to the EAFE Index and the Consumer
Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the International Stock Portfolio (May 1, 1992) through December 31, 1996. *Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Asian and Far Eastern markets.

SMALL COMPANY PORTFOLIO
PERFORMANCE UPDATE
JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO MANAGER
[PHOTO]
The Small Company Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies, defined in terms of either market capitalization or gross revenues that are less than $1.5 billion.
Typically, at least 65 percent of the portfolio will be invested in stocks of small companies. In addition, we will buy stocks of larger companies that we feel are growing significantly faster than the market overall.
PERFORMANCE
In a year dominated by strong performance in large cap companies, it was difficult to keep pace in the Small Company Portfolio. This year, especially the last six months, has been a year characterized by a focus on quality, predominantly large capitalization companies, with reasonable valuations. Investors have bid up these quality big cap names to levels not seen in a number of years. By contrast, smaller capitalization stocks have lagged throughout the year. The Russell 2000's* return of 14.8 percent is significantly less than the S&P 500's** return of 23.0 percent for the year ending December 31, 1996. The Small Company Portfolio returned 6.5 percent+ for the same period.
    Viewed another way, only five stocks in the NASDAQ Composite are responsible for 50 percent of that index's gain this year, while only 20 stocks in the S&P 500 Index are responsible for 50 percent of its gain! This focus on large companies shows that investors were willing to pay a premium for liquidity and perceived quality of growth. This year's stock market has been very strong when you look at the broad averages, but it has been very focused on certain companies and industries.
PORTFOLIO RECAP
While smaller companies underperformed larger ones throughout the year, a significant divergence in performance occurred in the second half of the year between smaller growth companies and smaller value companies. The Wilshire Small Cap Value Index++ returned 10.3 percent over the past six months versus the Wilshire Small Cap Growth Index+++ which gained only 1.9 percent. The comparisons are similar in the mid cap indices, with the Wilshire Mid Cap Value++ gaining 9.9 percent while the Wilshire Mid Cap Growth+++ gained 4.1 percent for the past six months.
    The benchmark we use in evaluating the Small Company Portfolio is a combination of a midcap index (Wilshire Mid Cap) and a small cap index (Russell
2000). As you know, our portfolio holdings are slightly larger than a strict definition of small cap and thus we look at both small and mid sized companies.
    Our approach focuses on fast growing companies in terms of revenue and earnings growth. Through fundamental analysis, we identify companies exhibiting strong growth trends. These companies have what we call "operating momentum." Through continuous monitoring of our holdings, we concentrate on changing fundamental factors, which may accelerate or decelerate the operating performance of the companies' reported results. While going through this analysis, we invariably find a company whose results are slowing with trends that lead us to believe a sell is warranted.
    What has frustrated us during fourth quarter 1996 in particular is the inordinate number of companies which have reported a positive earnings surprise, above estimated earnings, and still traded down after the report.
    In the most recent quarter alone, 21 companies we held in the Portfolio reported above estimated earnings, only to go down afterward. On average these companies reported earnings 13 percent above consensus, yet declined in price over 5 percent shortly after the earnings announcement. This behavior is very unusual and shows how skeptical the market is concerning continued strong growth trends in many of these smaller companies. We view the downward pressure on these stocks as a reaction to overall market concerns, not specific to these individual companies. As a group, these stocks continue to show the strong growth characteristics we expect to see in our holdings. Therefore, we continue to hold or add to these companies in the Portfolio, as they are even more attractively priced today than in the recent past.
    Currently, our top ten holdings all are exhibiting strong growth trends in a variety of industries. They include companies in the waste industry (United Waste Systems), a supplier of industrial products (MSC Industrial), a manufacturer of specialized bearings and filtration systems (Kaydon Corporation), a retail apparel company (Tommy Hilfiger) and a technology company (Gartner Group).

    The lack of exposure in energy and financials, two sectors which have been top performers this year, has hurt our Portfolio performance. These two areas typically do not exhibit the growth characteristics we are looking for and therefore it is not unusual for us to have little or no exposure to these industries.
OUTLOOK
We feel comfortable with our Portfolio holdings and their growth prospects. In my opinion, the reason a number of our holdings have gone down in price despite strong results, is due to their relatively high valuation (i.e. P/E ratio) in a market concerned with consistency of those company specific growth prospects, overall economic growth and interest rates.
    Our emphasis is on identifying companies with operating momentum, with secondary consideration given to valuation levels. This strategy has done very well over the long term but can fluctuate in markets such as the ones we have experienced this year. When we are late in an economic cycle, like we apparently are today, investors favor conservative investments in larger cap stocks. As often is the case, this year's laggards may very well become next year's favorites.
TEN LARGEST STOCK HOLDINGS

                                                    MARKET     % OF STOCK
COMPANY                                   SHARES     VALUE     PORTFOLIO
----------------------------------------  ------  -----------  ----------
United Waste Systems, Inc...............  125,842 $ 4,325,819     3.5%
Tommy Hilfiger Corporation..............  89,400    4,291,200     3.4%
Kaydon Corporation......................  88,800    4,184,700     3.3%
T. Rowe Price Associates................  87,000    3,784,500     3.0%
Gartner Group Incorporated..............  94,900    3,695,169     2.9%
MSC Industrial Direct Co................  93,300    3,452,100     2.8%
Borders Group Incorporated..............  84,620    3,035,743     2.4%
Advanced Lighting Technologies,
Incorporated............................  124,893   3,028,655     2.4%
Bisys Group, Inc........................  77,400    2,868,638     2.3%
Extended Stay America...................  133,968   2,696,106     2.2%
                                                  -----------     ---
                                                  $35,362,630    28.2%
                                                  -----------     ---
                                                  -----------     ---

COMPARISON OF CHANGE IN INVESTMENT VALUE+
       A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY PORTFOLIO, WILSHIRE MID CAP INDEX+++ AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                   6.5%
Since inception
(May 3, 1993)             16.5%
                          Small   Wilshire
                        Company     Midcap
                      Portfolio      Index        CPI
5/03/93                  10,000     10,000     10,000
12/31/93                 11,733     11,295     10,132
12/31/94                 12,456     11,005     10,416
12/31/95                 16,449     14,631     10,680
12/31/96                 17,509     17,187     11,033

    On the chart above you can see how the Small Company Portfolio's total return compared to the Wilshire Mid Cap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Small Company Portfolio (May 3, 1993) through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Small Company Portfolio
Data for Pie Chart
Capital Goods                13.4%
Consumer Goods and
Services                     35.8%
Credit Sensitive              8.8%
Intermediate Goods and
Services                      8.2%
Technology                   20.7%
Cash and Other
Assets/Liabilities           13.1%

*The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
++The Wilshire Small Cap Value Index and the Wilshire Mid Cap Value Index are comprised of the bottom 250 and 750 companies, respectively. The indices contain companies with lower price to earnings and higher book-to-price ratios.
+++The Wilshire Small Cap Growth Index and the Wilshire Mid Cap Growth Index are comprised of the bottom 250 and 750 companies, respectively. The indices contain companies with higher historical earnings and sales growth.

MATURING GOVERNMENT BOND 1998 PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
[PHOTO]
The Maturing Government Bond 1998, 2002, 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agencies zero coupon fixed income securities that will mature near the 1998, 2002, 2006 and 2010 liquidation dates of each Portfolio.
PERFORMANCE
The twelve month total return for the period ending December 31, 1996, on the respective Maturing Government Bond Portfolios are as follows:

Maturing Government Bond 1998 Portfolio               4.1 percent*
Maturing Government Bond 2002 Portfolio               1.7 percent*
Maturing Government Bond 2006 Portfolio              -1.2 percent*
Maturing Government Bond 2010 Portfolio              -3.4 percent*

Relative to their benchmark Index, each Portfolio delivered similar returns over the same period.

Ryan Labs, Inc. September 1998 Index**                4.3 percent
Ryan Labs, Inc. September 2002 Index**                1.3 percent
Ryan Labs, Inc. September 2006 Index**               -1.3 percent
Ryan Labs, Inc. September 2010 Index**               -3.0 percent

PORTFOLIO RECAP
1996 came in like a lamb but quickly began to roar like a lion. The new year was greeted with strong economic growth which caused interest rates to gap higher as winter turned to spring. All eyes quickly turned to the Federal Reserve for signs that it would launch a preemptive strike on the enemy of the bond market (inflation) and raise short term rates. Nevertheless, by early fall, it was apparent that inflation was not a threat to the bond market. In fact, by then, the economy had begun to show signs of fatigue brought on by the burden of higher interest rates. In fine form, investors drove interest rates down off their summer peak but left them well above their beginning of the year levels.
    With interest rates above the beginning of the year levels, total returns among zero coupon government bond funds were greatly influenced by the amount of duration held in the fund. Those funds with shorter maturities (duration) were able to offer positive returns while those with longer maturities experienced moderately negative returns.
OUTLOOK
The most probable forecast for the next twelve months is more of the same. Very few imbalances exist in the economy and recoveries rarely die of old age. Therefore, the Goldilocks story reads on as the economy and inflation are likely to be neither too hot nor too cold. Nevertheless, economic growth will remain volatile from quarter to quarter and investors will need to keep a vigilant eye on inflation. In the end, investors will come to see that the market offers historically attractive inflation adjusted returns.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Maturing Government Bond 1998
Portfolio
Israel GTC                           3.1%
U.S. Treasury Strips                24.8%
FICO                                16.9%
GTC                                  7.4%
TVA                                 20.2%
FNMA                                18.4%
FHLB                                 9.2%

                                         MATURING GOVERNMENT BOND 2002 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Maturing Government Bond 2002
Portfolio
Data for Pie Chart
U.S. Treasury Strips                19.0%
FICO                                25.4%
GTC                                 18.5%
TVA                                 20.0%
FNMA                                17.1%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Maturing Government Bond 2006
Portfolio
Data for Pie Chart
U.S. Treasury Strips                27.5%
FICO                                14.5%
GTC                                 10.0%
State of Israel                     17.0%
RFC Strip                           16.2%
FNMA                                14.8%

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Maturing Government Bond 2010
Portfolio
U.S. Treasury Strips                37.4%
FICO                                19.0%
GTC                                  1.9%
Turkey GTC                           7.3%
State of Israel                     22.3%
RFC Strip                            4.8%
FNMA                                 7.3%

*Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 1998, 2002, 2006 and 2010 Index of Treasury Strips consists of all active zero-coupon Treasury issues with maturities in September 1998, 2002, 2006 and 2010, respectively.

MATURING
GOVERNMENT
BOND PORTFOLIOS
COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND
       1998 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 1998 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                       4.1%
Since inception (May
2, 1994)
                               7.4%
                                       Ryan Labs,
                                             Inc.
                                        September
                           Maturing          1998
                         Government      Index of
                               Bond      Treasury
                               1998
                          Portfolio        Strips        CPI
5/02/94                      10,000        10,000     10,000
12/31/94                     10,005        10,017     10,190
12/31/95                     11,606        11,588     10,448
12/31/96                     12,086        12,087     10,793

    On the chart above you can see how the Maturing Government Bond
1998 Portfolio's total return compared to the Ryan Labs, Inc.
September 1998 Index of Treasury Strips and the Consumer Price Index.
The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 1998 Portfolio (May 2, 1994) through December 31, 1996.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND
       2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                       1.7%
Since inception (May
2, 1994)                       9.5%
                                       Ryan Labs,
                                             Inc.
                                        September
                           Maturing          2002
                         Government      Index of
                               Bond      Treasury
                               2002
                          Portfolio        Strips        CPI
5/02/94                      10,000        10,000     10,000
12/31/94                     10,028         9,952     10,190
12/31/95                     12,537        12,569     10,448
12/31/96                     12,754        12,728     10,793

    On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 1996.

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND
       2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                     (1.2%)
Since inception (May
2, 1994)                      11.4%
                                       Ryan Labs,
                                             Inc.
                                        September
                           Maturing          2006
                         Government      Index of
                               Bond      Treasury
                               2006
                          Portfolio        Strips        CPI
5/02/94                      10,000        10,000     10,000
12/31/94                     10,013         9,988     10,190
12/31/95                     13,490        13,532     10,448
12/31/96                     13,327        13,351     10,793

    On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 1996.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT
       BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Average annual
       returns:
One year                     (3.4%)
Since inception (May
2, 1994)                      12.2%
                                       Ryan Labs,
                                             Inc.
                                        September
                           Maturing          2010
                         Government      Index of
                               Bond      Treasury
                               2010
                          Portfolio        Strips        CPI
5/02/94                      10,000        10,000     10,000
12/31/94                      9,970         9,931     10,190
12/31/95                     14,080        14,313     10,448
12/31/96                     13,599        13,880     10,793

    On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 1996.
*Historical results are not an indication of future performance.
 Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

VALUE STOCK PORTFOLIO
PERFORMANCE UPDATE
MATTHEW FINN, CFA
PORTFOLIO MANAGER
[PHOTO]
The Value Stock Portfolio seeks long-term accumulation of capital. The Portfolio invests primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.
PERFORMANCE
For the year ending December 31, 1996, the Value Stock Portfolio returned 31.0 percent*, compared to the S&P 500** return of 23.0 percent and the S&P Barra Value Index+ return of 22.0 percent over the same period.
PORTFOLIO RECAP
Portfolio positions that contributed the most to relative performance during the year are classified in the following three industries: energy, utilities and retail. Stand out performers in the energy and utilities group during the year included El Paso Energy Corporation and Columbia Gas. In retail, stand out performers were Melville, a drug store chain, (now known as CVS after a restructuring), Kroger and Federated Department Stores, all of which are still owned. Interestingly, the relative performance of the Portfolio was substantially aided by the lack of representation in the Regional Bell Operating Companies as these companies comprise 7 percent of the S&P 500 and were up as a group just .3 percent. In terms of absolute appreciation, for the period each was owned, the following five holdings appreciated the most during the year:

Cytec/specialty chemicals                            +96.1 percent
CVS/retail                                           +70.6 percent
IBM/technology                                       +60.0 percent
Rohr/aerospace                                       +51.0 percent
Reading & Bates/offshore drilling                    +48.3 percent

    An underweighting in the electronics industry hurt relative performance the most during the year. During the fourth quarter Advanced Micro Devices shares were purchased which gives the Portfolio representation in the electronics industry.
OUTLOOK
The financial markets have been characterized by volatility, rapid swings in sentiment about economic activity and violent group rotations. In our view, it is folly to try to anticipate the next market mood swing. Our focus remains on the shares of companies that are undervalued with improving operations.
    The five largest holdings in the Portfolio are TIG Holdings, American Stores, Everest Reinsurance, Fruit of the Loom and El Paso Energy Corporation. Each of these companies are undervalued and, in our view, earnings estimates will continue to rise. The Portfolio has substantial representation in the shares of oil companies, with an emphasis on domestic oil refiners including Unocal, Amoco, Amerada Hess, Valero, Ultramar Diamond Shamrock and USX-Marathon. This appears to be the most attractive segment of the energy industry because investment in domestic refining capacity has slowed and demand for refined products continues to grow.

TEN LARGEST STOCK HOLDINGS

                                                                        MARKET     % OF STOCK
COMPANY                                                       SHARES     VALUE     PORTFOLIO
------------------------------------------------------------  ------  -----------  ----------
TIG Holdings, Inc. .........................................  195,200 $ 6,612,400     7.6%
American Stores Company.....................................  119,899   4,900,872     5.6%
Everest Reinsurance Holdings, Inc. .........................  146,559   4,213,571     4.8%
Fruit of the Loom...........................................  107,000   4,052,625     4.7%
El Paso Energy Corporation..................................  76,276    3,851,938     4.4%
Federated Department Stores.................................  105,900   3,613,838     4.2%
Corning, Inc. ..............................................  71,100    3,288,375     3.8%
CVS Corporation.............................................  75,300    3,115,538     3.6%
Polaroid Corporation........................................  71,100    3,092,850     3.6%
Fort Howard Corporation.....................................  110,090   3,048,117     3.5%
                                                                      -----------     ---
                                                                      $39,790,124    45.8%
                                                                      -----------     ---
                                                                      -----------     ---

COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO, S&P BARRA VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                          31.0%
Since inception (May
2, 1994)                          25.2%
                            Value Stock   S&P 500 Barra Value
                              Portfolio                 Index        CPI
5/02/94                          10,000                10,000     10,000
12/31/1994                       10,457                10,062     10,190
12/31/1995                       13,904                13,784     10,448
12/31/1996                       18,207                16,816     10,793

    On the chart above you can see how the Value Stock Portfolio's total return compared to the S&P 500 Barra Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Value Stock Portfolio (May 2, 1994) through December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value Stock Portfolio
Data for Pie Chart
Capital Goods                 6.2%
Consumer Goods and
Services                     28.4%
Credit Sensitive             13.2%
Intermediate Goods and
Services                     37.3%
Technology                    4.3%
Cash and Other
Assets/Liabilities           10.6%

*Historical results are not an indication of future performance.
 Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The S&P Barra Value Index contains approximately one-half of the common stocks from the S&P 500. The Index contains those stocks with a higher book-to-price ratio.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MIMLIC Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock Portfolios of MIMLIC Series Fund, Inc. as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the periods presented in note 8. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not delivered, we request confirmations from brokers, and where replies are not received or delivered, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock Portfolios of MIMLIC Series Fund, Inc. as of December 31, 1996 and the results of their operations, changes in their net assets and their financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 7, 1997

GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
   SHARES                                                                   VALUE(A)
---------                                                                --------------
COMMON STOCKS (88.1%)
  CAPITAL GOODS (5.9%)
    Machinery (5.9%)
  113,000  W W Grainger, Inc...........................................  $    9,068,250
   54,800  Shell Transport and Trading Company (b).....................       5,610,150
                                                                         --------------
                                                                             14,678,400
                                                                         --------------
  CONSUMER GOODS AND SERVICES (53.6%)
    Consumer Goods (16.3%)
  170,000  Abbott Laboratories.........................................       8,627,500
   51,500  Merck & Co., Inc............................................       4,081,375
   82,000  Philip Morris Companies, Inc................................       9,235,250
  138,000  Schering-Plough Corporation.................................       8,935,500
  299,000  UST, Inc....................................................       9,680,125
                                                                         --------------
                                                                             40,559,750
                                                                         --------------
    Consumer Services (3.8%)
  127,000  Gannett Company.............................................       9,509,125
                                                                         --------------
    Food (16.3%)
  254,000  Albertson's Incorporated....................................       9,048,750
  410,000  Archer-Daniels-Midland Company..............................       9,020,000
  103,000  Conagra, Inc................................................       5,124,250
  240,000  Sara Lee Corporation........................................       8,940,000
  255,000  Sysco Corporation...........................................       8,319,375
                                                                         --------------
                                                                             40,452,375
                                                                         --------------
    Retail (10.4%)
  267,000  Circuit City Stores, Inc....................................       8,043,375
  283,000  Dillard Department Stores, Inc..............................       8,737,625
  397,000  Wal-Mart Stores, Inc........................................       9,081,375
                                                                         --------------
                                                                             25,862,375
                                                                         --------------

                                                                             MARKET
   SHARES                                                                   VALUE(A)
---------                                                                --------------
  CONSUMER GOODS AND SERVICES--CONTINUED
    Consumer Cyclicals (6.8%)
  185,000  Bandag, Incorporated........................................  $    8,764,375
  180,000  Genuine Parts Company.......................................       8,010,000
                                                                         --------------
                                                                             16,774,375
                                                                         --------------
  CREDIT SENSITIVE (6.4%)
    Finance (6.4%)
   60,900  Norwest Corporation.........................................       2,649,150
  240,000  Southtrust Corporation......................................       8,370,000
   99,600  Suntrust Banks, Inc.........................................       4,905,300
                                                                         --------------
                                                                             15,924,450
                                                                         --------------
  INTERMEDIATE GOODS AND SERVICES (11.8%)
    Energy (3.4%)
   50,000  Royal Dutch Petroleum ADR (b)...............................       8,537,500
                                                                         --------------
    Materials (8.4%)
  209,100  Bemis Company, Inc..........................................       7,710,563
  165,000  Great Lakes Chemical Corporation............................       7,713,750
   84,900  Sigma-Aldrich...............................................       5,300,944
                                                                         --------------
                                                                             20,725,257
                                                                         --------------
  TECHNOLOGY (10.4%)
  197,000  Electronic Data Systems Corporation.........................       8,520,249
  188,000  Hewlett-Packard Company.....................................       9,447,000
  145,000  Pitney Bowes, Inc...........................................       7,902,500
                                                                         --------------
                                                                             25,869,749
                                                                         --------------
Total common stocks
    (cost: $211,549,300)...............................................     218,893,356
                                                                         --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (10.1%)
$6,868,556 Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.458%.....................       6,868,556
  222,000  U.S. Treasury Bill.....................................................       5.12%  02/20/97         220,415
  570,000  AT&T Corp CP...........................................................       5.29%  01/06/97         569,492
2,055,000  Ciesco LP CP...........................................................       5.47%  01/10/97       2,051,946
5,315,000  Coca Cola Co CP........................................................       5.39%  01/31/97       5,290,514
4,330,000  Walt Disney CP.........................................................       5.43%  01/17/97       4,319,061
2,880,000  Idaho Power Co CP......................................................       5.60%  01/09/97       2,876,148
3,000,000  Laclede Gas Co CP......................................................       5.46%  01/14/97       2,993,758
                                                                                                          --------------
           Total short-term securities (cost: $25,190,158)..............................................      25,189,890
                                                                                                          --------------
           Total investments in securities (cost: $236,739,458) (c).....................................  $  244,083,246
                                                                                                          --------------
                                                                                                          --------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The portfolio held 5.7% of net assets in foreign securities at December 31, 1996.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $236,739,458. The aggregate unrealized appreciation and depreciation of investments in securites based on this cost were:

        Gross unrealized appreciation.............  $12,603,235
        Gross unrealized depreciation.............   (5,259,447)
                                                    -----------
        Net unrealized appreciation...............  $ 7,343,788
                                                    -----------
                                                    -----------

BOND PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
 PRINCIPAL                                                                                     VALUE(A)
----------                                                                                    -----------
LONG-TERM DEBT SECURITIES (92.4%)
  GOVERNMENT OBLIGATIONS (30.2%)
    U.S. GOVERNMENT AND AGENCIES (25.7%)
      U.S. Treasury (10.8%)
$3,000,000  U.S. Treasury Bond..........................................   8.125%   08/15/19  $ 3,466,875
 1,700,000  U.S. Treasury Bond..........................................   6.500%   11/15/26    1,668,125
 3,500,000  U.S. Treasury Strip (c).....................................   5.410%   02/15/01    2,728,142
 5,800,000  U.S. Treasury Strip (c).....................................   5.175%   08/15/99    4,969,144
   800,000  U.S. Treasury Note..........................................   6.125%   09/30/00      799,500
                                                                                              -----------
                                                                                               13,631,786
                                                                                              -----------
      Government National Mortgage Association (8.1%)
   369,752  ............................................................   8.500%   12/15/22      386,997
   350,904  ............................................................   8.500%   10/15/22      367,270
   348,932  ............................................................   7.500%   02/15/23      350,460
   620,519  ............................................................   8.000%   09/15/24      636,137
   688,451  ............................................................   6.500%   11/15/23      660,946
   403,526  ............................................................   7.500%   02/15/24      405,019
   494,284  ............................................................   7.500%   10/15/25      494,852
   868,553  ............................................................   7.000%   11/15/23      853,613
   907,184  ............................................................   6.500%   05/15/24      870,215
   927,574  ............................................................   7.500%   09/15/24      931,005
 1,770,492  ............................................................   8.000%   04/15/25    1,809,228
   851,453  ............................................................   7.500%   10/15/25      852,432
   475,450  ............................................................   7.000%   10/15/25      465,203
 1,152,972  ............................................................   7.000%   11/15/24    1,132,171
                                                                                              -----------
                                                                                               10,215,548
                                                                                              -----------
      Other U.S. Government Agencies (6.8%)
 1,500,000  Federal Home Loan Mortgage Corporation......................   7.030%   04/05/04    1,491,695
 1,000,000  Federal National Mortgage Association.......................   8.590%   02/03/05    1,024,035
   500,000  Federal Farm Credit Bank....................................   6.960%   06/06/00      500,626
   433,559  Federal Home Loan Mortgage Corporation......................   6.500%   12/01/23      417,118
 1,942,372  Federal Home Loan Mortgage Corporation......................   6.500%   02/01/16    1,885,323
 1,281,634  Federal National Mortgage Association.......................   7.000%   09/01/17    1,271,380
 1,002,939  Federal National Mortgage Association.......................   6.500%   02/01/26      957,826
   469,196  Federal National Mortgage Association.......................   7.000%   02/01/26      459,357
   497,407  Federal National Mortgage Association.......................   6.500%   03/01/26      474,750
                                                                                              -----------
                                                                                                8,482,110
                                                                                              -----------
    OTHER GOVERNMENT OBLIGATIONS (2.8%)
 3,500,000  Quebec Province of Canada (b)...............................   7.500%   07/15/23    3,493,872
                                                                                              -----------
    STATE AND LOCAL GOVERNMENT AGENCIES (1.7%)
   950,000  California Housing Finance Agency...........................   8.160%   02/01/28      977,609
 1,228,000  Wyoming Community Development Authority.....................   6.850%   06/01/10    1,202,673
                                                                                              -----------
                                                                                                2,180,282
                                                                                              -----------
            Total government obligations (cost: $37,847,845)................................   38,003,598
                                                                                              -----------
  CORPORATE OBLIGATIONS (62.2%)
    CAPITAL GOODS (8.9%)
      Machinery (3.4%)
 3,925,000  Joy Technologies Incorporated...............................  10.250%   09/01/03    4,300,080
                                                                                              -----------
      Telecommunications (5.5%)
 3,250,000  Telekom Malaysia Debentures (b)(d)..........................   7.875%   08/01/25    3,368,874
 3,500,000  Total Access Communications (b)(d)..........................   8.375%   11/04/06    3,516,730
                                                                                              -----------
                                                                                                6,885,604
                                                                                              -----------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                                MARKET
 PRINCIPAL                                                                                     VALUE(A)
----------                                                                                    -----------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (1.5%)
      Textiles (1.5%)
$1,750,000  Reliance Industries (b)(d)..................................  10.375%   06/24/16  $ 1,882,956
                                                                                              -----------
    CONSUMER STAPLES (11.2%)
      Drugs (2.6%)
   750,000  American Home Products Corporation..........................   6.500%   10/15/02      744,572
 2,500,000  Ciba-Geigy Corp (d).........................................   7.240%   01/02/16    2,481,500
                                                                                              -----------
                                                                                                3,226,072
                                                                                              -----------
      Food (.4%)
   517,857  General Mills, Inc..........................................   6.235%   03/15/97      518,396
                                                                                              -----------
      Household Products (3.1%)
 3,500,000  Premark International, Inc..................................  10.500%   09/15/00    3,935,106
                                                                                              -----------
      Media (2.5%)
 1,600,000  News America Holdings, Inc..................................   7.750%   12/01/45    1,502,002
 1,500,000  News America Holdings, Inc..................................   9.250%   02/01/13    1,674,164
                                                                                              -----------
                                                                                                3,176,166
                                                                                              -----------
      Retail (2.6%)
 2,000,000  Fingerhut Company (d).......................................   7.375%   09/15/99    2,012,476
 1,250,000  Heilig-Meyers Company.......................................   7.875%   08/01/03    1,255,460
                                                                                              -----------
                                                                                                3,267,936
                                                                                              -----------
    ENERGY (4.0%)
      Oil and Gas Production (4.0%)
 3,000,000  Petronas (b)(d).............................................   7.125%   10/18/06    3,021,570
 2,000,000  PTT Exploration and Production Co (b)(d)....................   7.625%   10/01/06    2,051,396
                                                                                              -----------
                                                                                                5,072,966
                                                                                              -----------
    FINANCIAL (29.6%)
      Asset-Backed/Collateralized Mortgage Obligations (2.3%)
 2,262,821  Celt 96-A A2................................................   5.500%   02/15/03    2,252,819
   694,612  Green Tree Financial, Net Interest Margin CMO, Series
            1995-A......................................................   7.250%   07/15/05      692,711
                                                                                              -----------
                                                                                                2,945,530
                                                                                              -----------
      Auto Finance (2.8%)
 2,000,000  Ford Motor Credit Company...................................   5.350%   03/18/99    1,985,000
 1,600,000  Ford Motor Credit Company...................................   6.250%   12/08/05    1,518,354
                                                                                              -----------
                                                                                                3,503,354
                                                                                              -----------
      Banks/Savings and Loan (7.7%)
 2,500,000  Advanta National Bank.......................................   6.820%   04/09/01    2,493,273
 4,000,000  Citicorp Capital............................................   7.933%   02/15/27    4,052,440
 3,000,000  Midland Bank PLC (b)........................................   7.625%   06/15/06    3,098,480
                                                                                              -----------
                                                                                                9,644,193
                                                                                              -----------
      Commercial Finance (3.4%)
 4,250,000  General Electric Capital Corp...............................   6.660%   05/01/18    4,282,062
                                                                                              -----------
      Consumer Finance (1.5%)
 1,885,000  Associates Corp of North America............................   6.750%   10/15/99    1,902,540
                                                                                              -----------
      Insurance Companies (2.1%)
 2,600,000  American RE Corporation 144A Issue (e)......................   7.450%   12/15/26    2,596,880
                                                                                              -----------
      Mortgage-Backed Securities (2.2%)
 1,738,595  Chase 94-1 B2 CMO 144A (d)..................................   6.611%   03/28/25    1,622,598
 1,200,000  CSFB Finance Company Limited, Series 1995-A, Class A (d)....   7.542%   11/15/05    1,195,500
                                                                                              -----------
                                                                                                2,818,098
                                                                                              -----------
      Real Estate (.9%)
 1,078,879  Green Tree Financial Corporation............................   6.900%   02/15/04    1,075,966
                                                                                              -----------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                                MARKET
 PRINCIPAL                                                                                     VALUE(A)
----------                                                                                    -----------
  CORPORATE OBLIGATIONS--CONTINUED
      Real Estate Investment Trust (3.5%)
$3,300,000  Colonial Realty Ltd Partnership.............................   8.050%   07/15/06  $ 3,431,023
 1,000,000  Security Capital Pacific Trust..............................   7.500%   02/15/14      974,383
                                                                                              -----------
                                                                                                4,405,406
                                                                                              -----------
      Security Brokers (3.2%)
 4,000,000  Lehman Brothers, Inc........................................   7.360%   12/15/03    4,045,072
                                                                                              -----------
    UTILITIES (7.0%)
      Electric (3.1%)
 4,000,000  Enersis (b).................................................   6.900%   12/01/06    3,904,648
                                                                                              -----------
      Telephones (3.9%)
 5,000,000  Bellsouth Telecommunications Inc............................   6.250%   05/15/03    4,908,140
                                                                                              -----------
            Total corporate obligations (cost: $77,972,081).................................   78,297,171
                                                                                              -----------
            Total long-term debt securities (cost: $115,819,926)............................  116,300,769
                                                                                              -----------

SHARES
----------
PREFERRED STOCKS (2.4%)
  FINANCIAL (2.4%)
      Real Estate Investment Trust
    60,000  Security Capital Industrial, Series C--8.54%....................................    3,025,800
                                                                                              -----------
            Total preferred stock (cost: $3,000,000)........................................    3,025,800
                                                                                              -----------

 PRINCIPAL
----------
SHORT-TERM SECURITIES (3.8%)
$  620,779  Temporary Investment Fund, Inc--TempFund Portfolio, current rate 5.458%.........      620,779
 1,365,000  U.S. Treasury Bill..........................................   4.850%   02/20/97    1,355,254
 1,670,000  Ciesco LP CP................................................   5.470%   01/10/97    1,667,518
 1,140,000  Coca Cola CP................................................   5.400%   01/17/97    1,137,120
                                                                                              -----------
            Total short-term securities (cost: $4,781,257)..................................    4,780,671
                                                                                              -----------
            Total investments in securities (cost: $123,601,183) (f)........................  $124,107,240
                                                                                              -----------
                                                                                              -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The portfolio held 19.3% of net assets in foreign securities at December 31, 1996.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Long-term debt security sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1996, which includes acquisition date and cost, is as follows:

                                          ACQUISITION
SECURITY                                     DATE        COST
----------------------------------------  ----------  ----------
American RE Corporation 144A Issue......   12/19/96   $2,591,865
                                                      ----------
                                                      ----------

(f) At December 31, 1996 the cost of securities for federal income tax purposes was $123,606,240. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $1,272,648
Gross unrealized depreciation.....................    (771,648)
                                                    ----------
Net unrealized appreciation.......................  $  501,000
                                                    ----------
                                                    ----------

MONEY MARKET PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                                                    VALUE(A)
----------                                                                                  -----------
COMMERCIAL PAPER (92.5%)
  CAPITAL GOODS (4.0%)
$2,090,000  Xerox Corporation...........................................  5.41%   01/17/97  $ 2,084,789
                                                                                            -----------
  BASIC INDUSTRIES (8.6%)
    Chemicals (5.9%)
 1,645,000  Dupont......................................................  4.60%   05/05/97    1,614,842
 1,415,000  Monsanto Company (c)........................................  4.80%   03/19/97    1,398,659
                                                                                            -----------
                                                                                              3,013,501
                                                                                            -----------
    Paper and Forest Products (2.7%)
 1,395,000  Kimberly Clark..............................................  5.40%   02/06/97    1,387,430
                                                                                            -----------
  CONSUMER STAPLES (21.7%)
    Drugs (4.6%)
 2,390,000  Schering Corporation........................................  5.42%   03/25/97    2,360,722
                                                                                            -----------
    Entertainment (4.8%)
 2,500,000  Walt Disney.................................................  5.44%   04/18/97    2,460,550
                                                                                            -----------
    Food (8.6%)
 1,930,000  Coca Cola Company...........................................  5.34%   02/07/97    1,919,406
 2,520,000  H.J. Heinz..................................................  5.50%   02/03/97    2,507,172
                                                                                            -----------
                                                                                              4,426,578
                                                                                            -----------
    Hospital Supplies (3.7%)
 1,930,000  Abbott Labs.................................................  5.39%   01/14/97    1,926,060
                                                                                            -----------
  CREDIT SENSITIVE (4.6%)
    Building Materials (4.6%)
 2,400,000  PPG Industries..............................................  5.45%   02/10/97    2,385,431
                                                                                            -----------
  ENERGY (5.5%)
    Natural Gas Distribution (1.9%)
   980,000  Northern Illinois Gas.......................................  5.39%   02/10/97      974,118
                                                                                            -----------
    Oil and Gas Production (3.6%)
 1,835,000  Atlantic Richfield..........................................  5.42%   01/02/97    1,834,462
                                                                                            -----------
  FINANCIAL (19.5%)
    Auto Finance (6.8%)
 2,075,000  Ford Motor Credit...........................................  5.49%   03/31/97    2,047,299
 1,450,000  GMAC........................................................  5.46%   02/21/97    1,438,879
                                                                                            -----------
                                                                                              3,486,178
                                                                                            -----------
    Commercial Finance (7.9%)
 1,865,000  Ciesco LP...................................................  5.48%   02/18/97    1,851,419
 2,255,000  GE Capital Corporation......................................  5.44%   02/28/97    2,235,413
                                                                                            -----------
                                                                                              4,086,832
                                                                                            -----------
    Consumer Finance (4.8%)
 2,500,000  American General Finance....................................  5.49%   03/31/97    2,466,625
                                                                                            -----------
  UTILITIES (28.6%)
    Electric (16.4%)
 2,000,000  Alabama Power...............................................  5.45%   01/07/97    1,997,939
   335,000  Alabama Power...............................................  5.46%   02/20/97      332,470
 1,510,000  Baltimore Gas & Electric....................................  5.47%   01/24/97    1,504,614
 2,135,000  Carolina Power & Light......................................  5.46%   02/14/97    2,120,829
   310,000  Carolina Power & Light......................................  5.44%   03/11/97      306,811
 2,180,000  Midamerica Energy...........................................  5.50%   03/06/97    2,158,942
                                                                                            -----------
                                                                                              8,421,605
                                                                                            -----------

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO

                                                                                              MARKET
PRINCIPAL                                                                                    VALUE(A)
----------                                                                                  -----------
  UTILITIES--CONTINUED
    Telephones (12.2%)
$2,360,000  Ameritech Corporation.......................................  5.40%   02/04/97  $ 2,347,885
 2,285,000  AT&T Corporation............................................  5.37%   03/07/97    2,263,091
 1,695,000  Bellsouth Telephone.........................................  5.41%   01/24/97    1,689,045
                                                                                            -----------
                                                                                              6,300,021
                                                                                            -----------
            Total commercial paper (cost: $47,614,902)....................................   47,614,902
                                                                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATION (.3%)
   130,000  Federal Home Loan Mortgage Corporation......................  5.51%   01/08/97      129,843
                                                                                            -----------
            Total U.S. Government agency obligation (cost: $129,843)......................      129,843
                                                                                            -----------
OTHER SHORT-TERM SECURITIES (4.8%)
 2,469,423  Temporary Investment Fund, Inc.--Temp Fund Portfolio current rate 5.458%......    2,469,423
                                                                                            -----------
            Total other short-term securities (cost: $2,469,423)..........................    2,469,423
                                                                                            -----------
            Total investments in securities (cost: $50,214,168) (b).......................  $50,214,168
                                                                                            -----------
                                                                                            -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 1996.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1996, which includes acquisition date and cost, is as follows:

                                                    ACQUISITION
SECURITY                                               DATE        COST
--------------------------------------------------  -----------  ---------
Monsanto Company..................................    12/17/96   $1,398,659
                                                                 ---------
                                                                 ---------

ASSET ALLOCATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
SHARES                                                                      VALUE(A)
---------                                                                --------------
COMMON STOCKS (48.9%)
  CAPITAL GOODS (3.4%)
    Machinery (3.4%)
   81,026  General Electric Company....................................  $    8,011,446
   50,880  Millipore Corporation.......................................       2,105,160
  111,210  United Waste Systems, Incorporated (b)......................       3,822,844
                                                                         --------------
                                                                             13,939,450
                                                                         --------------
  CONSUMER GOODS AND SERVICES (25.0%)
    Consumer Goods (11.8%)
  187,509  Columbia/HCA Healthcare Corporation.........................       7,640,992
  101,200  Johnson & Johnson...........................................       5,034,700
   47,000  Medtronic, Incorporated.....................................       3,196,000
   39,900  Merck & Company, Incorporated...............................       3,162,075
   84,960  Pfizer, Incorporated........................................       7,041,060
   58,800  Philip Morris Companies, Incorporated.......................       6,622,350
   49,355  Procter & Gamble Company....................................       5,305,663
  214,800  Service Corporation International...........................       6,014,400
   70,700  Smithkline Beecham ADR (c)..................................       4,807,600
                                                                         --------------
                                                                             48,824,840
                                                                         --------------
    Consumer Services (3.5%)
  187,008  CUC International, Incorporated (b).........................       4,441,440
  101,611  GTECH Holdings Corporation (b)..............................       3,251,552
   97,287  Manpower....................................................       3,161,828
  105,400  Wallace Computer Services, Incorporated.....................       3,636,300
                                                                         --------------
                                                                             14,491,120
                                                                         --------------
    Food (2.1%)
   89,100  Conagra, Incorporated.......................................       4,432,725
   92,792  Kroger Company (b)..........................................       4,314,828
                                                                         --------------
                                                                              8,747,553
                                                                         --------------
    Retail (3.3%)
  102,640  Home Depot, Incorporated....................................       5,144,830
  100,800  Kohl's, Incorporated (b)....................................       3,956,400
  195,500  Officemax (b)...............................................       2,077,188
   98,200  Viking Office Products,
             Incorporated (b)..........................................       2,620,713
                                                                         --------------
                                                                             13,799,131
                                                                         --------------
    Consumer Cyclicals (4.3%)
  170,000  Autozone, Incorporated (b)..................................       4,675,000
   81,200  Magna International, Incorporated (Class A) (c).............       4,526,900
  128,700  Newell Company..............................................       4,054,050
   96,704  Omnicom Group...............................................       4,424,208
                                                                         --------------
                                                                             17,680,158
                                                                         --------------

                                                                             MARKET
SHARES                                                                      VALUE(A)
---------                                                                --------------
  CREDIT SENSITIVE (8.2%)
    Finance (7.6%)
   39,740  American Internationl Group, Incorporated...................  $    4,301,855
   78,300  Associates First Capital Corporation........................       3,454,988
  191,252  First Data Corporation......................................       6,980,698
   67,900  MGIC Investment Corporation.................................       5,160,400
   61,650  Norwest Corporation.........................................       2,681,775
   84,900  Sunamerica, Incorporated....................................       3,767,438
  118,100  T. Rowe Price Associates....................................       5,137,350
                                                                         --------------
                                                                             31,484,504
                                                                         --------------
    Utilities (.6%)
   40,500  Cincinnati Bell, Incorporated...............................       2,495,813
                                                                         --------------
  INTERMEDIATE GOODS AND SERVICES (2.9%)
    Materials (2.0%)
   40,500  Kimberly-Clark Corporation..................................       3,857,625
   92,593  Praxair, Incorporated.......................................       4,270,852
                                                                         --------------
                                                                              8,128,477
                                                                         --------------
    Transportation (.9%)
   45,300  Burlington Northern Santa Fe................................       3,912,788
                                                                         --------------
  TECHNOLOGY (9.4%)
   86,800  Automatic Data Processing, Incorporated.....................       3,721,550
   89,700  Cisco Systems, Incorporated (b).............................       5,707,163
   91,162  Computer Associates International...........................       4,535,310
   58,300  Computer Sciences Corporation (b)...........................       4,787,887
   91,100  Danka Business Systems PLC (c)..............................       3,222,662
  129,000  Equifax, Incorporated.......................................       3,950,624
   55,500  Lucent Technologies, Incorporated...........................       2,566,874
   47,000  Microsoft Corporation (b)...................................       3,883,374
   64,972  Oracle Corporation (b)......................................       2,712,580
   80,600  Parametric Technology
             Corporation (b)...........................................       4,140,825
                                                                         --------------
                                                                             39,228,849
                                                                         --------------
Total common stocks
    (cost: $157,183,575)...............................................     202,732,683
                                                                         --------------
PREFERRED STOCKS (.6%)
  FINANCIAL (.6%)
   50,000  Security Capital Industrial,
             Series C--8.54%...........................................       2,521,500
                                                                         --------------
Total preferred stocks
    (cost: $2,500,000).................................................       2,521,500
                                                                         --------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                            MARKET
 PRINCIPAL                                                                                                 VALUE(A)
------------                                                                                             -------------
LONG-TERM DEBT SECURITIES (34.3%)
  GOVERNMENT OBLIGATIONS (10.7%)
      U.S. Treasury (3.4%)
$  6,200,000  U.S. Treasury Bond..........................................            8.000%   11/15/21  $   7,106,750
     500,000  U.S. Treasury Bond..........................................            6.500%   11/15/26        490,625
   2,000,000  U.S. Treasury Strip (d).....................................            5.410%   02/15/01      1,558,938
   1,300,000  U.S. Treasury Strip (d).....................................            5.580%   08/15/99      1,113,774
   3,800,000  U.S. Treasury Note..........................................            6.125%   09/30/00      3,797,625
                                                                                                         -------------
                                                                                                            14,067,712
                                                                                                         -------------
      Government National Mortgage Association (1.8%)
     375,256  ............................................................            6.500%   11/15/23        360,264
     872,376  ............................................................            6.500%   03/15/24        836,826
     295,065  ............................................................            6.500%   11/15/23        283,277
     539,351  ............................................................            6.500%   11/15/23        517,803
     246,452  ............................................................            6.500%   11/15/23        236,606
      22,434  ............................................................            6.500%   03/15/24         21,519
     323,448  ............................................................            6.500%   11/15/23        310,526
      23,397  ............................................................            6.500%   02/15/24         22,443
     609,581  ............................................................            7.500%   05/15/24        611,836
   1,901,799  ............................................................            7.000%   10/15/25      1,860,814
   1,614,161  ............................................................            7.000%   11/15/24      1,585,040
     350,742  GNMA Midget II..............................................            7.500%   06/20/02        356,224
     168,046  GNMA Midget II..............................................            7.500%   07/20/02        170,673
                                                                                                         -------------
                                                                                                             7,173,851
                                                                                                         -------------
      Federal National Mortgage Association (3.2%)
   2,600,000  ............................................................            8.590%   02/03/05      2,662,491
   1,387,234  ............................................................            7.000%   05/01/11      1,386,178
     774,455  ............................................................            6.500%   05/01/11        760,476
     968,937  ............................................................            6.500%   05/01/11        951,447
   2,306,853  ............................................................            6.000%   05/01/11      2,218,868
     987,704  ............................................................            7.000%   05/01/11        986,952
   1,233,134  ............................................................            6.500%   09/01/25      1,177,666
   3,237,453  ............................................................            7.000%   02/01/26      3,169,560
                                                                                                         -------------
                                                                                                            13,313,638
                                                                                                         -------------
      Other U.S. Government Agencies (1.1%)
   1,375,000  Federal Farm Credit Bank....................................            6.960%   06/06/00      1,376,722
   1,304,928  Federal Home Loan Mortgage Corporation......................            6.500%   12/01/23      1,255,443
     230,757  Federal Home Loan Mortgage Corporation......................            6.000%   04/01/97        230,789
   1,845,253  Federal Home Loan Mortgage Corporation......................            6.500%   02/01/16      1,791,056
                                                                                                         -------------
                                                                                                             4,654,010
                                                                                                         -------------
      Other Government Obligations (.5%)
   2,000,000  Quebec Province of Canada (c)...............................            7.500%   07/15/23      1,996,498
                                                                                                         -------------
      State and Local Government Obligations (.7%)
   3,070,000  Wyoming Community Development Authority 93-B................            6.850%   06/01/10      3,006,681
                                                                                                         -------------
              Total government obligations (cost: $44,530,968).........................................     44,212,390
                                                                                                         -------------
  CORPORATE OBLIGATIONS (23.6%)
    CAPITAL GOODS (2.9%)
      Machinery (.9%)
   3,340,000  Joy Technologies, Incorporated..............................           10.250%   09/01/03      3,659,177
                                                                                                         -------------
      Telecommunications (2.0%)
   4,700,000  Telekom Malaysia 144A Issue (c)(e)..........................            7.875%   08/01/25      4,871,912
   3,750,000  Total Access Communications 144A Issue (c)(e)...............            8.375%   11/04/06      3,767,925
                                                                                                         -------------
                                                                                                             8,639,837
                                                                                                         -------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                            MARKET
 PRINCIPAL                                                                                                 VALUE(A)
------------                                                                                             -------------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (.4%)
      Textiles (.4%)
$  1,750,000  Reliance Industries Limited 144A Issue (c)(e)...............           10.375%   06/24/16  $   1,882,956
                                                                                                         -------------
    CONSUMER STAPLES (4.9%)
      Drugs (1.5%)
   2,250,000  American Home Products Corporation..........................            6.500%   10/15/02      2,233,717
   4,000,000  Ciba-Geigy Corporation 144A Issue (e).......................            7.240%   01/02/16      3,970,400
                                                                                                         -------------
                                                                                                             6,204,117
                                                                                                         -------------
      Food (.1%)
     428,571  General Mills, Incorporated.................................            6.235%   03/15/97        429,017
                                                                                                         -------------
      Household Products (1.1%)
   4,200,000  Premark International, Incorporated.........................           10.500%   09/15/00      4,722,127
                                                                                                         -------------
      Media (.6%)
   2,250,000  News America Holdings.......................................            9.250%   02/01/13      2,511,245
                                                                                                         -------------
      Miscellaneous (.7%)
   2,900,000  PHH Corporation.............................................            6.500%   02/01/00      2,903,898
                                                                                                         -------------
      Retail (.9%)
   2,000,000  Fingerhut Company 144A Issue (e)............................            7.375%   09/15/99      2,012,476
   1,500,000  Heilig-Meyers Company.......................................            7.875%   08/01/03      1,506,552
                                                                                                         -------------
                                                                                                             3,519,028
                                                                                                         -------------
    ENERGY (1.2%)
      Oil and Gas Production (1.2%)
   2,750,000  Petronas 144A Issue (c)(e)..................................            7.125%   10/18/06      2,769,773
   2,000,000  PTT Exploration and Production Company 144A Issue (c)(e)....            7.625%   10/01/06      2,051,396
                                                                                                         -------------
                                                                                                             4,821,169
                                                                                                         -------------
    FINANCIAL (10.8%)
      Asset-Backed (1.1%)
   4,492,118  Celt 96-A A2................................................            5.500%   02/15/03      4,472,263
                                                                                                         -------------
      Auto Finance (.5%)
   2,000,000  Ford Motor Credit Company (f)...............................            5.350%   03/18/99      1,985,000
                                                                                                         -------------
      Banks/Savings and Loan (3.8%)
   3,300,000  Advanta National............................................            6.820%   04/09/01      3,291,120
   5,250,000  Citicorp Capital............................................            7.933%   02/15/27      5,318,828
   4,100,000  Midland Bank PLC (c)........................................            7.625%   06/15/06      4,234,590
   3,000,000  Norwest Corporation.........................................            7.680%   05/10/02      3,044,022
                                                                                                         -------------
                                                                                                            15,888,560
                                                                                                         -------------
      Consumer Finance (1.7%)
   2,000,000  Associates Corporation of North America.....................            6.750%   10/15/99      2,018,610
   5,000,000  General Electric Capital Corporation........................            6.660%   05/01/18      5,037,719
                                                                                                         -------------
                                                                                                             7,056,329
                                                                                                         -------------
      Insurance Companies (1.4%)
   2,800,000  American RE Corporation 144A Issue (e)......................            7.450%   12/15/26      2,796,640
   3,000,000  URC Holdings Corporation 144A Issue (e).....................            7.875%   06/30/06      3,122,760
                                                                                                         -------------
                                                                                                             5,919,400
                                                                                                         -------------
      Real Estate (.4%)
   1,500,000  Security Capital Pacific Trust..............................            7.500%   02/15/14      1,461,575
                                                                                                         -------------
      Real Estate Investment Trust (1.0%)
   4,000,000  Colonial Realty Limited Partnership.........................            8.050%   07/15/06      4,158,816
                                                                                                         -------------
      Security Brokers (.9%)
   3,500,000  Lehman Brothers Incorporated................................            7.360%   12/15/03      3,539,438
                                                                                                         -------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                            MARKET
 PRINCIPAL                                                                                                 VALUE(A)
------------                                                                                             -------------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (2.9%)
      Electric (.9%)
$  3,750,000  Enersis (c).................................................            6.900%   12/01/06  $   3,660,608
                                                                                                         -------------
      Telephones (2.0%)
   6,000,000  Bellsouth Telecommunications Incorporated...................            6.250%   05/15/03      5,889,768
   2,600,000  GTE Northwest Incorporated..................................            6.125%   02/15/99      2,592,138
                                                                                                         -------------
                                                                                                             8,481,906
                                                                                                         -------------
    MORTGAGE-BACKED SECURITIES (.5%)
      Whole Loan Mortgage-Backed Securities (.5%)
   1,000,000  Prudential Home Mortgage Securities, Series 92-A, 144A Issue
              (e).........................................................            7.900%   04/28/22        995,937
   1,187,304  Paine Webber Mortgage Acceptance Corp, Series 94-4 CMO......            6.924%   02/25/24      1,117,920
                                                                                                         -------------
                                                                                                             2,113,857
                                                                                                         -------------
              Total corporate obligations (cost: $97,337,019)..........................................     98,030,323
                                                                                                         -------------
              Total long-term debt securities (cost: $141,867,987).....................................    142,242,713
                                                                                                         -------------
SHORT-TERM SECURITIES (15.2%)
  14,780,160  Temporary Investment Fund, Inc.--Tempfund Portfolio, current rate 5.458%.................     14,780,160
   3,980,000  U.S. Treasury Bills.........................................       5.09%-5.11%   01/16/97      3,971,156
   1,135,000  U.S. Treasury Bills.........................................       4.95%-5.14%   02/20/97      1,126,896
   4,204,000  Alabama Power CP............................................             5.60%   02/13/97      4,176,511
   1,510,000  AT&T Corporation CP.........................................             5.31%   01/23/97      1,504,839
   2,705,000  Baltimore Gas & Electric CP.................................             5.55%   01/14/97      2,699,372
   1,760,000  Bell Atlantic Network Funding Corp CP.......................             5.46%   01/24/97      1,753,723
   2,065,000  Ciesco LP CP................................................             5.48%   02/03/97      2,054,566
   4,000,000  Coca Cola Company CP........................................             5.39%   01/31/97      3,981,572
   4,000,000  Consolidated National Gas CP................................             5.71%   02/05/97      3,978,600
     605,000  Walt Disney CP..............................................             5.41%   01/14/97        603,741
   2,510,000  Walt Disney CP..............................................             5.39%   01/17/97      2,503,659
   1,240,000  Florida Power CP............................................             5.65%   01/28/97      1,234,840
   2,115,000  GTE California CP...........................................             5.61%   01/29/97      2,105,885
   4,090,000  GTE North CP................................................             5.64%   01/27/97      4,073,589
   3,465,000  Laclede Gas Company CP......................................             5.54%   01/31/97      3,449,037
     895,000  Pepsico, Incorporated CP....................................             5.60%   01/21/97        892,207
   4,000,000  Raytheon Company CP.........................................             5.43%   01/08/97      3,995,244
   4,210,000  Xerox Corporation CP........................................             5.39%   01/06/97      4,206,245
                                                                                                         -------------
              Total short-term securities (cost: $63,089,436)..........................................     63,091,842
                                                                                                         -------------
              Total investments in securities (cost: $364,640,998) (g).................................  $ 410,588,738
                                                                                                         -------------
                                                                                                         -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 9.1% of net assets in foreign securities as of December 31, 1996.
(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

ASSET ALLOCATION PORTFOLIO

Notes to Investments in Securities--continued
------------------------------

(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1996, which includes aquisition date and cost, is as follows:

                                                                                  ACQUISTION
SECURITY                                                                             DATE          COST
--------------------------------------------------------------------------------  -----------  ------------
Reliance Industries 144A Issue..................................................    06/17/96   $  1,746,374
Telekom Malaysia 144A Issue.....................................................     Various      4,737,860
Total Access Communications Bond 144A Issue.....................................     Various      3,798,531
Ciba-Geigy Corporation 144A Issue...............................................    12/24/96      4,000,000
Fingerhut Company 144A Issue....................................................    10/04/96      2,014,775
Petronas Unsubordinated 144A Issue..............................................    10/10/96      2,744,452
PTT Exploration and Production Company 144A Issue...............................    10/31/96      2,058,391
URC Holdings Corporation 144A Issue.............................................     Various      3,069,662
Prudential Home Mortgage Securities 144A Issue..................................    07/19/96        950,762
American RE Corporation 144A Issue..............................................    12/19/96      2,791,239
                                                                                               ------------
                                                                                               $ 27,912,046
                                                                                               ------------
                                                                                               ------------

(f) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at December 31, 1996.
(g) At December 31, 1996 the cost of securities for federal income tax purposes was $364,792,491. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation.............  $47,843,042
        Gross unrealized depreciation.............   (2,046,795)
                                                    -----------
        Net unrealized appreciation...............  $45,796,247
                                                    -----------
                                                    -----------

MORTGAGE SECURITIES PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(A)
-----------                                                                                    -----------
LONG-TERM DEBT SECURITIES (98.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (47.1%)
    Federal Home Loan Mortgage Corporation (FHLMC) (10.2%)
$   864,393  Bi-weekly...................................................   7.000%   12/01/22  $   852,991
  1,959,517  Bi-weekly...................................................   6.500%   12/01/23    1,885,210
  3,989,500  Relocation..................................................   6.000%   11/01/26    3,733,051
  1,305,648  CMO 1048 Y (g)..............................................   7.000%   11/15/13    1,244,165
                                                                                               -----------
                                                                                                 7,715,417
                                                                                               -----------
    Federal National Mortgage Association (FNMA) (9.4%)
    955,492  Bi-weekly...................................................   6.000%   07/01/07      929,712
  1,298,354  Bi-weekly...................................................   6.500%   03/01/17    1,258,701
    433,740  Bi-weekly...................................................   6.500%   02/01/17      421,331
  1,572,874  Bi-weekly...................................................   7.000%   09/01/17    1,560,289
      8,860  30 Year Fixed...............................................   8.000%   05/01/22        9,099
    210,115  CMO Series A................................................   5.000%   08/01/10      196,195
    538,507  CMO Series C................................................   6.000%   05/01/09      524,721
    261,528  CMO Series F................................................   6.500%   05/01/09      259,137
    770,658  PAC Accrual Bond (FNMA 10%) (g).............................   7.440%   06/25/19      750,952
  1,923,076  FNR 93-189 Interest-only CMO (f)............................   8.320%   03/25/22      695,655
  1,500,000  FNR 93-212 Interest-only CMO (f)............................   7.960%   09/25/08      513,368
                                                                                               -----------
                                                                                                 7,119,160
                                                                                               -----------
    Government National Mortgage Association (GNMA) (17.5%)
    411,236  ............................................................   8.000%   12/15/15      424,149
    325,854  ............................................................   8.000%   02/15/16      336,085
    316,880  ............................................................   8.000%   02/15/16      326,830
    315,572  ............................................................   8.000%   02/15/16      325,481
    446,155  ............................................................   8.000%   03/15/16      460,164
    553,233  ............................................................   7.000%   04/15/16      548,475
    697,932  ............................................................   7.375%   11/15/11      710,523
    350,090  ............................................................   7.000%   09/15/16      349,039
    578,184  ............................................................   7.000%   08/15/16      576,450
    720,476  ............................................................   7.500%   06/15/17      730,332
    319,464  ............................................................   7.000%   05/15/17      318,505
    522,035  ............................................................   7.500%   04/15/17      529,176
  1,837,909  ............................................................   7.500%   06/15/17    1,863,050
    355,490  ............................................................   7.000%   07/15/17      354,424
    147,800  ............................................................   7.500%   02/15/17      149,822
    184,884  ............................................................   7.500%   06/15/17      187,413
    288,086  ............................................................   7.000%   03/15/17      287,222
    158,748  ............................................................   7.500%   06/15/17      160,919
    174,772  ............................................................   7.500%   10/15/17      177,163
    302,135  ............................................................   7.000%   05/15/17      301,228
      5,502  ............................................................   8.500%   03/15/22        5,703
    423,793  GNMA II.....................................................   7.500%   09/20/16      426,768
     41,620  GNMA II.....................................................   8.500%   10/20/16       43,555
    369,605  GNMA II.....................................................   7.500%   09/20/16      372,199
    613,387  GNMA II.....................................................   8.000%   02/20/17      629,733
    222,561  GNMA II.....................................................   8.500%   10/20/16      232,910
    874,390  GNMA II.....................................................   8.500%   07/20/17      915,049
    193,786  GNMA II.....................................................   8.500%   03/20/17      202,797
    295,642  GNMA II.....................................................   8.500%   08/20/17      307,267
    439,081  GNMA II.....................................................   7.500%   08/20/17      441,517
    424,076  GNMA II.....................................................   8.000%   07/20/17      436,799
    191,775  GNMA II.....................................................   8.500%   12/20/16      200,693
                                                                                               -----------
                                                                                                13,331,440
                                                                                               -----------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(A)
-----------                                                                                    -----------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
    Other Government Agency Obligations (10.0%)
$   250,000  Federal Home Loan Bank, Series GG-00........................   5.030%   07/28/00  $   248,750
  1,815,194  Vendee Mortgage Trust Participation Certificate (b).........   8.465%   05/15/24    1,905,954
    707,049  Vendee Mortgage Trust Participation Certificate (b).........   7.206%   02/15/25      697,990
  2,032,109  Vendee Mortgage Trust Participation Certificate (b).........   7.793%   02/15/25    2,075,291
  2,519,429  Vendee Mortgage Trust Participation Certificate (b).........   8.793%   06/15/25    2,678,468
                                                                                               -----------
                                                                                                 7,606,453
                                                                                               -----------
  OTHER MORTGAGE-BACKED SECURITIES (49.7%)
    Asset-backed Securities (2.8%)
  1,645,294  Green Tree Financial........................................   6.900%   02/15/04    1,640,851
    520,959  Green Tree Financial........................................   7.250%   07/15/05      519,533
                                                                                               -----------
                                                                                                 2,160,384
                                                                                               -----------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (26.7%)
     87,764  American Housing Trust, Series III..........................   8.500%   07/25/97       88,008
  1,343,196  American Housing Trust, Series I............................   8.125%   06/25/18    1,386,850
  3,801,907  Bank Mart Funding Corporation (e)...........................   8.250%   02/20/19    3,873,193
  1,800,000  California Housing Agency 96-0..............................   8.160%   02/01/28    1,852,313
  1,450,000  Citicorp Mortgage Securities, Inc., Series 93-13............   6.000%   11/25/08    1,412,416
  1,040,949  CSFB Finance Company Limited, Series 96-A 144A Issue (d)....   7.771%   05/30/23    1,024,034
  1,177,208  Chase 94-1 144A Issue (d)...................................   6.611%   03/28/25    1,098,667
  1,174,503  Chase 94-1 144A Issue (d)...................................   6.610%   03/28/25    1,079,442
    280,261  CMO Trust, Series 44........................................   5.000%   07/01/18      261,528
             International Capital Markets Acceptance Corporation 144A
  1,199,030  Issue (d)...................................................   8.250%   09/01/15    1,219,264
  1,000,000  Kidder Peabody Mortgage Asset Trust, Series 19..............   7.450%   10/01/18      990,001
  1,750,000  Morgan Stanley Capital 97-P1 144A Issue (c)(d)..............   6.970%   03/29/26    1,638,438
  1,016,274  Santa Barbara Funding II, Series A..........................   5.000%   03/20/18      947,604
  1,390,218  Shearson Lehman Brothers, Series Q..........................   7.500%   06/01/18    1,388,911
  2,087,600  Wyoming Community Development Authority 93-B................   6.850%   06/01/10    2,044,543
                                                                                               -----------
                                                                                                20,305,212
                                                                                               -----------
    Commercial Mortage-Backed Securities (7.3%)
             Kidder Peabody Mortgage Asset Real Estate Investment
  2,295,000  Trust.......................................................   7.180%   10/01/05    2,317,233
             Asset Securitization Corporation 1995-MD4 Interest-only 144A
  5,515,540  Issue (d)(f)................................................   8.700%   08/13/29    1,006,586
    300,000  Massachusetts Industrial 96-B...............................   7.100%   02/01/10      300,000
  1,864,950  Pleasant Hill Revenue Bond..................................   7.950%   09/20/15    1,922,916
                                                                                               -----------
                                                                                                 5,546,735
                                                                                               -----------
    Whole Loan Mortgage-backed Securities (12.9%)
    140,652  Bank of America 79-A........................................   8.375%   05/01/07      140,652
     31,094  Bank of America 79-B........................................   9.500%   01/01/09       31,094
  1,350,000  Bear Sterns Mortgage Securities Inc. 1996-6.................   8.000%   11/25/27    1,334,813
  2,850,000  CSFCL 95-A A Performance Notes, 144A Issue (d)..............   7.542%   11/15/05    2,839,313
    232,983  FBS Mortgage Corp 1992-CA A6................................   3.359%   03/25/08      211,430
      4,430  Resolution Funding Corporation Conduit......................   8.500%   04/01/02        4,413
     12,367  Travelers Mortgage Service..................................  10.000%   06/01/01       12,367
  3,000,000  Prudential Home Mortage Securities 92-A 144A Issue (d)......   7.900%   04/28/22    3,011,250
  1,500,000  Prudential Home Mortgage Securities 92-A 144A Issue (d).....   7.900%   04/28/22    1,493,906
    742,890  Paine Webber Mortgage Acceptance Corp 94-4..................   6.924%   02/25/24      699,477
                                                                                               -----------
                                                                                                 9,778,715
                                                                                               -----------
  CORPORATE DEBT SECURITIES (1.3%)
  1,000,000  Security Capital Pacific....................................   7.500%   02/15/14      974,383
                                                                                               -----------
             Total long-term debt securities (cost: $73,379,009).............................   74,537,899
                                                                                               -----------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(A)
-----------                                                                                    -----------
SHORT-TERM SECURITIES (3.2%)
$ 2,400,805  Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.458%........  $ 2,400,805
                                                                                               -----------
             Total short-term securities (cost: $2,400,805)..................................    2,400,805
                                                                                               -----------
             Total investments in securities (cost: $75,779,814) (h).........................  $76,938,704
                                                                                               -----------
                                                                                               -----------

Notes to Investments In Securities
----------------------
(a) Securities are valued by precedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 1996.
(c) At December 31, 1996 the total cost of investments issued on a when-issued or forward comittment basis is $1,641,719.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1996 which includes acquisition date and cost, is as follows:

                                                    ACQUISITION
SECURITY                                               DATE         COST
--------------------------------------------------  -----------  ----------
Bank Mart Funding Corporation.....................   05/27/94    $3,801,467
                                                                 ----------
                                                                 ----------

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The interest rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security that pays no interest and principal during its accrual period, but accrues additional principal at specific rates. Interest rate disclosed represents current yield based upon estimated future cash flows.
(h) At December 31, 1996 the cost of securities for federal income tax purposes was $75,786,074. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation.....................  $1,385,223
        Gross unrealized depreciation.....................    (232,593)
                                                            ----------
        Net unrealized depreciation.......................  $1,152,630
                                                            ----------
                                                            ----------

INDEX 500 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
COMMON STOCKS (99.4%)
  CAPITAL GOODS (6.7%)
    Machinery (6.7%)
 3,600   Alco Standard Corporation...................................  $    185,850
 8,600   Allied-Signal, Inc..........................................       576,200
 6,600   AMP Incorporated............................................       253,275
 6,500   Applied Materials, Inc. (b).................................       233,594
 6,500   Browning-Ferris Industries, Inc.............................       170,625
 3,600   Case Corporation............................................       196,200
 5,700   Caterpillar, Inc............................................       428,925
 6,700   Cooper Industries...........................................       282,238
 8,600   Dana Corporation............................................       280,575
 7,000   Deere & Company.............................................       284,375
 5,600   Dover Corporation...........................................       281,400
 3,100   Eaton Corporation...........................................       216,225
 6,800   Emerson Electric Co.........................................       657,900
 2,600   Fluor Corporation...........................................       163,150
   700   Foster Wheeler Corporation..................................        25,988
57,800   General Electric Company....................................     5,714,975
 2,300   W W Grainger, Inc...........................................       184,575
 3,300   Illinois Tool Works, Inc....................................       263,588
 4,600   Ingersoll-Rand Company......................................       204,700
 3,400   ITT Corporation (b).........................................       147,475
 6,500   ITT Hartford Group..........................................       438,750
13,500   Laidlaw, Inc. (b)...........................................       155,250
 2,950   Navistar International Corporation (b)......................        26,919
   690   Paccar, Inc.................................................        46,920
 4,200   Parker Hannifin Corporation.................................       162,750
 2,400   Raychem Corporation.........................................       192,300
 7,900   Safety-Kleen Corp...........................................       129,363
 2,400   Textron, Inc................................................       226,200
 5,200   Tyco International Ltd......................................       274,950
 2,900   Western Atlas Corporation (b)...............................       205,538
10,200   Westinghouse Electric Corporation...........................       202,725
17,800   Whitman Corporation.........................................       407,175
14,800   WMX Technologies, Inc.......................................       482,850
                                                                       ------------
                                                                         13,703,523
                                                                       ------------
  CONSUMER GOODS AND SERVICES (33.0%)
    Consumer Goods (18.5%)
26,200   Abbott Laboratories.........................................     1,329,650
 6,200   Alberto-Culver Company Convertible..........................       297,600
 6,100   Allergan, Inc...............................................       217,313
 8,900   Alza Corporation (b)........................................       230,288
 4,800   American Brands, Inc........................................       238,200
20,600   American Home Products Corporation..........................     1,207,675
 8,100   Amgen, Inc. (b).............................................       440,438
15,400   Anheuser-Busch Companies, Inc...............................       616,000
 4,500   Avon Products...............................................       257,063
 8,800   Baxter International, Inc...................................       360,800
 7,400   Becton, Dickinson and Company...............................       320,975
 3,900   Beverly Enterprises (b).....................................        49,725
 1,400   Biomet, Inc.................................................        21,175
 4,600   Boston Scientific Corporation (b)...........................       276,000
17,200   Bristol-Myers Squibb Company................................     1,870,500
 2,900   Brown-Forman, Inc...........................................       132,675
 3,700   C.R. Bard, Inc..............................................       103,600

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
 3,800   Cabletron Systems Incorporated (b)..........................  $    126,350
 2,000   Clorox Company..............................................       200,750
86,300   Coca-Cola Company...........................................     4,541,538
 4,900   Colgate-Palmolive Company...................................       452,025
22,906   Columbia/HCA Healthcare Corporation.........................       933,420
 4,600   Adolph Coors Company........................................        87,400
18,500   Eli Lilly & Company.........................................     1,350,500
14,500   Gillette Company............................................     1,127,375
 4,900   Guidant Corporation.........................................       279,300
 2,800   Harcourt General, Inc.......................................       129,150
20,900   Humana (b)..................................................       399,713
 4,300   International Flavors & Fragrances, Inc.....................       193,500
45,500   Johnson & Johnson...........................................     2,263,625
 3,900   Mallinckrodt, Inc...........................................       172,088
 4,500   Manor Care, Inc.............................................       121,500
 7,200   Medtronic, Inc..............................................       489,600
41,300   Merck & Co., Inc............................................     3,273,025
52,700   Pepsico, Inc................................................     1,541,475
21,900   Pfizer, Inc.................................................     1,814,963
15,355   Pharmacia & UpJohn..........................................       608,442
27,900   Philip Morris Companies, Inc................................     3,142,238
23,034   Procter & Gamble Company....................................     2,476,155
12,200   Schering-Plough Corporation.................................       789,950
 6,000   Service Corporation International...........................       168,000
 5,700   St Jude Medical, Inc. (b)...................................       242,963
 9,800   Tenet Healthcare Corporation (b)............................       214,375
11,300   The Seagram Company Ltd (c).................................       437,875
 5,400   Unilever N.V (c)............................................       946,350
 4,900   United Health Care..........................................       220,500
 4,600   United States Surgical Corporation..........................       181,125
 9,900   UST, Inc....................................................       320,513
 9,100   Warner-Lambert Company......................................       682,500
                                                                       ------------
                                                                         37,897,960
                                                                       ------------
    Consumer Services (4.6%)
 1,453   A.C. Nielsen Corporation (b)................................        21,977
 7,500   Brunswick Corporation.......................................       180,000
13,900   Comcast Corporation.........................................       247,594
12,000   CUC International, Inc. (b).................................       285,000
 3,300   Deluxe Corp.................................................       108,075
22,782   Walt Disney Company.........................................     1,586,197
 3,400   R. R. Donnelley & Sons Company..............................       106,675
 6,600   Dow Jones & Company, Inc....................................       223,575
 4,360   Dun & Bradstreet Corporation................................       103,550
 3,825   Eastman Chemical Company....................................       211,331
11,600   Eastman Kodak Company.......................................       930,900
 4,300   Gannett Company.............................................       321,963
 6,400   Harrah's Entertainment (b)..................................       127,200
 6,800   Hasbro, Inc.................................................       264,350
 3,900   HFS Incorporated (b)........................................       233,025
 4,800   Hilton Hotels Corporation...................................       125,400
   600   King World Productions, Inc. (b)............................        22,125
 6,000   Knight-Ridder, Inc..........................................       229,500
 5,100   Marriott International, Inc.................................       281,775
 8,641   Mattel, Inc.................................................       239,788
23,000   McDonalds Corp..............................................     1,040,750

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
 3,600   McGraw-Hill Companies, Inc..................................  $    166,050
 3,600   Meredith Corporation........................................       189,900
 9,500   Moore Corporation Limited (c)...............................       193,563
 2,900   New York Times Company......................................       110,200
 4,000   Polaroid Corporation........................................       174,000
19,400   Time Warner, Inc............................................       727,500
 3,600   Times Mirror Company........................................       179,100
 1,500   Tribune Company.............................................       118,313
11,230   Viacom (b)..................................................       391,646
 6,200   Wendy's International, Inc..................................       127,100
                                                                       ------------
                                                                          9,268,122
                                                                       ------------
    Food (3.0%)
 7,200   Albertson's Incorporated....................................       256,500
16,675   Archer-Daniels-Midland Company..............................       366,850
 8,300   Campbell Soup Company.......................................       666,075
 7,525   Conagra, Inc................................................       374,369
 4,400   CPC International...........................................       341,000
18,400   Darden Restaurants, Inc.....................................       161,000
10,000   Fleming Companies, Inc......................................       172,500
 4,800   General Mills, Inc..........................................       304,200
 4,500   Giant Food, Inc.............................................       155,250
15,700   H.J. Heinz Company..........................................       561,275
 5,800   Hershey Foods Corporation...................................       253,750
 7,700   Kellogg Company.............................................       505,313
 7,300   Kroger Company (b)..........................................       339,450
 6,300   Quaker Oats Company.........................................       240,188
 2,600   Ralston-Ralston Purina Group................................       190,775
14,700   Sara Lee Corporation........................................       547,575
 5,800   Super Valu, Inc.............................................       164,575
 6,000   Sysco Corporation...........................................       195,750
 4,800   Winn-Dixie Stores, Incorporated.............................       151,800
 3,600   Wm. Wrigley Jr. Company.....................................       202,500
                                                                       ------------
                                                                          6,150,695
                                                                       ------------
    Retail (3.8%)
 8,500   American Stores Company.....................................       347,438
 7,400   Circuit City Stores, Inc....................................       222,925
 3,100   CVS Corporation.............................................       128,263
 6,600   Dayton Hudson Corporation...................................       259,050
11,500   Dillard Department Stores, Inc..............................       355,063
 5,500   Federated Department Stores (b).............................       187,688
12,000   Gap, Incorported............................................       361,500
16,124   Home Depot, Inc.............................................       808,216
14,200   K Mart Corporation (b)......................................       147,325
 1,200   Longs Drug Stores Corp......................................        58,950
 7,100   May Department Stores Company...............................       331,925
 1,000   Mercantile Stores Company, Inc..............................        49,375
 8,600   Nike, Inc...................................................       513,850
 3,100   Nordstrom, Inc..............................................       109,856
 6,400   J.C. Penney Company, Inc....................................       312,000
 7,800   Price/Costco Corporation (b)................................       195,975
12,900   Sears, Roebuck and Co.......................................       595,013
 3,800   Tandy Corporation...........................................       167,200
 7,500   The Limited, Inc............................................       137,813
 1,000   The Stride Rite Corporation.................................        10,000
 4,300   TJX Companies, Incorporated.................................       203,713
 8,350   Toys R Us (b)...............................................       250,500
78,300   Wal-Mart Stores, Inc........................................     1,791,113
                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
 7,500   Walgreen Co.................................................  $    300,000
                                                                       ------------
                                                                          7,844,751
                                                                       ------------
    Consumer Cyclicals (3.1%)
24,000   Chrysler Corporation Holding Co.............................       792,000
 6,900   Corning, Inc................................................       319,125
40,400   Ford Motor..................................................     1,287,750
 5,300   Fruit of the Loom (b).......................................       200,738
26,600   General Motors Corporation..................................     1,482,950
 3,700   Genuine Parts Company.......................................       164,650
 6,300   Goodyear Tire & Rubber Company..............................       323,663
 5,800   Interpublic Group Company...................................       275,500
 2,700   Johnson Controls............................................       223,763
 7,700   Liz Clairborne, Inc.........................................       297,413
 4,300   Maytag Corporation..........................................        84,925
10,000   Newell Co...................................................       315,000
   400   Owens Corning...............................................        17,050
 7,700   Rubbermaid Incorporated.....................................       175,175
 5,250   Snap-On Incorporated........................................       187,031
 1,100   The Black & Decker Corporation..............................        33,138
 2,200   V.F. Corporation............................................       148,500
                                                                       ------------
                                                                          6,328,371
                                                                       ------------
  CREDIT SENSITIVE (23.6%)
    Building (.8%)
 3,900   Armstrong World Industries, Inc.............................       271,050
 8,400   Fleetwood Enterprises, Inc..................................       231,000
 8,900   Lowe's Companies, Inc.......................................       315,950
 6,900   Masco Corporation...........................................       248,400
 7,900   PPG Industries, Incorporated................................       443,388
 3,100   Sherwin-Williams Company....................................       173,600
                                                                       ------------
                                                                          1,683,388
                                                                       ------------
    Finance (14.1%)
 4,555   Aetna Incorporated..........................................       364,400
 9,400   Ahmanson & Company..........................................       305,500
15,357   Allstate Corporation........................................       888,786
14,600   American Express Company....................................       824,900
 6,400   American General Corporation................................       261,600
15,780   American Internationl Group, Inc............................     1,708,185
13,777   Banc One Corporation........................................       592,411
 5,200   Bank of Boston Corporation..................................       334,100
12,200   Bank of New York Co, Inc....................................       411,750
13,404   Bankamerica Corporation.....................................     1,337,049
 3,400   Bankers Trust New York Corporation..........................       293,250
 9,200   Barnett Banks of Florida, Inc...............................       378,350
 3,000   Beneficial Corporation......................................       190,125
 5,900   H. & R. Block, Inc..........................................       171,100
 4,500   Boatmens Bancshares, Inc....................................       290,250
15,334   Chase Manhattan Corporation.................................     1,368,560
 5,300   Chubb Corporation...........................................       284,875
 2,000   Cigna Corporation...........................................       273,250
15,800   Citicorp....................................................     1,627,400
 4,500   Comerica....................................................       235,688
 7,000   Corestates Financial Corp...................................       363,125
 4,195   Dean Witter Discover & Co...................................       277,919
 5,700   Federal Home Loan Mortgage Corporation......................       627,713
36,200   Federal National Mortgage Association.......................     1,348,450
 3,400   Fifth Third Bancorp.........................................       213,563
 6,000   First Bank Systems, Incorporated............................       409,500

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  CREDIT SENSITIVE--CONTINUED
10,837   First Chicago Corporation...................................  $    582,489
13,600   First Data Corp.............................................       496,400
 9,295   First Union Corporation.....................................       687,830
 9,680   Fleet Financial Group, Incorporated.........................       482,790
 2,400   General Re Corporation......................................       378,600
 5,800   Golden West Financial Corporation...........................       366,125
 8,650   Great Western Financial Corporation.........................       250,850
 4,400   Green Tree Financial Corporation............................       169,950
 2,400   Household International, Inc................................       221,400
 7,000   Keycorp.....................................................       353,500
 7,000   Lincoln National Corporation................................       367,500
 3,800   Loews Corporation...........................................       358,150
 2,200   Marsh & McLennen............................................       228,800
 6,750   MBNA Corporation............................................       280,125
 3,900   Mellon Bank Corporation.....................................       276,900
 5,300   Merrill Lynch & Co., Inc....................................       431,950
 7,300   J.P. Morgan & Company Incorporated..........................       712,663
 3,800   Morgan Stanley Group........................................       217,075
 6,700   National City Corporation...................................       300,663
10,656   Nationsbank Corp............................................     1,041,624
12,800   Norwest Corporation.........................................       556,800
11,800   PNC Bank Corp...............................................       443,975
 5,300   Providian Corporation.......................................       272,288
 2,500   Republic New York Corporation...............................       204,063
 4,900   Safeco Corporation..........................................       193,244
 7,000   Salomon, Inc................................................       329,875
 3,400   St. Paul Companies, Inc.....................................       199,325
 6,800   Suntrust Banks, Inc.........................................       334,900
 2,550   Torchmark Corporation.......................................       128,775
 3,700   Transamerica Corporation....................................       292,300
10,300   U.S. Bancorp................................................       462,856
 5,500   UNUM Corporation............................................       397,375
 7,300   USF&G Corporation...........................................       152,388
 2,400   U.S. Life Corporation.......................................        79,800
 6,200   Wachovia Corporation........................................       350,300
 3,166   Wells Fargo & Company.......................................       854,029
                                                                       ------------
                                                                         28,839,476
                                                                       ------------
    Insurance (.1%)
 3,800   AON Corporation.............................................       236,075
                                                                       ------------
    Utilities (8.6%)
14,400   Airtouch Communications (b).................................       363,600
 6,000   American Electric Power Company, Inc........................       246,750
18,600   Ameritech...................................................     1,127,625
60,435   AT&T Corporation............................................     2,628,923
10,600   Baltimore Gas and Electric Company..........................       283,550
13,600   Bell Atlantic Corporation...................................       880,600
34,800   Bellsouth Corporation.......................................     1,405,050
 6,500   Carolina Power & Light Company..............................       237,250
 9,700   Central & Southwest Corporation.............................       248,563
 5,932   Cinergy.....................................................       197,981
 5,500   Consolidated Edison Company of New York.....................       160,875
 3,200   Consolidated Natural Gas Company............................       176,800
 6,750   Dominion Resources, Inc.....................................       259,875
 5,300   DTE Energy Company..........................................       171,588
 5,800   Duke Power Company..........................................       268,250
15,000   Edison International........................................       298,125
 7,900   Enron Corp..................................................       340,688
 6,900   Entergy Corporation.........................................       191,475
                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  CREDIT SENSITIVE--CONTINUED
 4,700   FPL Group, Inc..............................................  $    216,200
 5,600   GPU Incorporated............................................       188,300
33,000   GTE Corporation.............................................     1,501,500
 8,600   Houston Industries Incorporated.............................       194,575
 5,200   Niagara Mohawk Power Corporation (b)........................        51,350
 1,300   Northern States Power Company...............................        59,638
17,200   Nynex Corporation...........................................       827,750
   800   Oneok Inc...................................................        24,000
 5,100   Pacific Enterprises.........................................       154,913
14,200   Pacific Gas & Electric Company..............................       298,200
13,000   Pacific Telesis Group.......................................       477,750
12,500   Pacificorp..................................................       256,250
 4,200   Peco Energy Company.........................................       106,050
 2,000   Peoples Energy Corporation..................................        67,750
 6,650   Public Service Enterprise Group, Inc........................       181,213
22,400   SBC Communications, Inc.....................................     1,159,200
23,000   Southern Company............................................       520,375
 6,900   Texas Utilities Company.....................................       281,175
 5,500   Unicom Corporation..........................................       149,188
 6,900   Union Electric Company......................................       265,650
18,000   U.S. West Communications Group..............................       580,500
21,600   U.S. West Media Group (b)...................................       399,600
                                                                       ------------
                                                                         17,448,695
                                                                       ------------
  INTERMEDIATE GOODS AND SERVICES (19.7%)
    Energy (9.5%)
 2,800   Amerada Hess Corporation....................................       162,050
17,000   Amoco Corporation...........................................     1,368,500
 7,100   Ashland Incorporated........................................       311,513
 5,400   Atlantic Richfield Company..................................       715,500
 8,600   Baker Hughes Incorporated...................................       296,700
 7,400   Burlington Resources, Inc...................................       372,775
25,400   Chevron Corporation.........................................     1,651,000
 4,100   Coastal Corporation.........................................       200,388
 2,900   Columbia Gas System, Inc....................................       184,513
 3,900   Dresser Industries, Inc.....................................       120,900
 2,500   Enserch Corp................................................        57,500
42,700   Exxon Corporation...........................................     4,184,600
 4,600   Halliburton Company.........................................       277,150
 3,200   Louisiana Land & Exploration Company........................       171,600
13,700   Mobil Corporation...........................................     1,674,825
 6,300   Noram Energy................................................        96,863
 7,700   Occidental Petroleum Corporation............................       179,988
 9,200   Oryx Energy Company (b).....................................       227,700
 7,900   Panenergy Corporation.......................................       355,500
 4,000   Pennzoil Company............................................       226,000
10,100   Phillips Petroleum Company..................................       446,925
19,200   Royal Dutch Petroleum ADR (c)...............................     3,278,400
 8,400   Schlumberger Limited (c)....................................       838,950
 4,000   Sonat, Inc..................................................       206,000
 4,300   Tenneco, Inc................................................       194,038
 9,000   Texaco, Inc.................................................       883,125
 9,300   Union Pacific Resources Group, Inc..........................       272,025
 7,500   Unocal Corporation..........................................       304,688
 5,900   USX--Marathon Group.........................................       140,863
                                                                       ------------
                                                                         19,400,579
                                                                       ------------
    Materials (8.8%)
 3,800   Air Products and Chemicals, Inc.............................       262,675
 7,275   Alcan Aluminium Limited (c).................................       244,622
   962   Allegheny Teledyne Incorported..............................        22,126

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  INTERMEDIATE GOODS AND SERVICES--CONTINUED
 5,400   Aluminum Company of America.................................  $    344,250
 1,400   Asarco Incorporated.........................................        34,825
11,600   Avery Dennison Corp.........................................       410,350
10,700   Barrick Gold Corporation (c)................................       307,625
 5,800   Bemis Company, Inc..........................................       213,875
   566   Boise Cascade Corporation...................................        17,971
 4,300   Champion International Corporation..........................       185,975
 3,400   Crown Cork & Seal Company, Inc..............................       184,875
 7,900   Dow Chemical Company........................................       619,163
19,200   E.I. Du Pont De Nemours and Company.........................     1,812,000
 5,400   Ecolab, Inc.................................................       203,175
10,487   Engelhard Corporation.......................................       200,564
 1,600   FMC Corporation (b).........................................       112,200
165,700  Freeport-McMoran Copper.....................................     4,950,288
 3,000   Fresenius Medical Care ADR (b)(c)...........................           315
 2,200   Georgia-Pacific Corporation.................................       158,400
 3,000   W.R. Grace & Co.............................................       155,250
 3,900   Great Lakes Chemical Corporation............................       182,325
 2,700   Hercules Incorporated.......................................       116,775
17,700   Homestake Mining Company....................................       252,225
 5,500   Inco Limited (c)............................................       175,313
 9,100   International Paper Company.................................       367,411
 9,600   Kimberly-Clark Corporation..................................       914,400
 5,600   Louisianna-Pacific Corporation..............................       118,300
 3,900   Mead Corporation............................................       226,688
18,000   Monsanto Company............................................       699,750
 3,600   Morton International........................................       146,700
 5,800   Nalco Chemical Company......................................       209,525
 5,022   Newmont Mining Corporation..................................       224,735
 5,000   Nucor Corporation...........................................       255,000
 4,300   Phelps Dodge Corporation....................................       290,250
 2,100   Pioneer Hi-Bred International, Inc..........................       147,000
 5,100   Placer Dome, Inc............................................       110,925
   600   Potlatch Corporation........................................        25,800
 5,200   Praxair, Inc................................................       239,850
 3,400   Rohm and Haas Company.......................................       277,525
 3,000   Sigma-Aldrich...............................................       187,310
 4,500   The Williams Company........................................       168,750
21,866   Travelers Group Incorporated................................       992,170
 5,150   Union Camp Corporation......................................       245,910
 3,900   Union Carbide Corporation...................................       159,410
 5,640   USX--U.S. Steel Group, Inc..................................       176,955
 6,000   Westvaco Corporation........................................       172,500
 4,900   Weyerhaeuser Company........................................       232,138
 2,400   Willamette Industries Incorporated..........................       167,100
 3,300   Worthington Industries......................................        59,810
                                                                       ------------
                                                                         17,983,074
                                                                       ------------
    Transportation (1.4%)
 2,200   AMR Corporation (b).........................................       193,875
 4,573   Burlington Northern Santa Fe................................       394,993
 2,800   Conrail Corporation.........................................       278,950
 7,400   CSX Corporation.............................................       312,650
 3,800   Delta Air Lines, Inc........................................       269,325
 3,800   Federal Express Corporation (b).............................       169,100
 4,700   Norfolk Southern Corporation................................       411,250
 5,400   Ryder System, Inc...........................................       151,875
 8,100   Union Pacific Corporation...................................       487,013
                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  INTERMEDIATE GOODS AND SERVICES--CONTINUED
 9,100   U.S. Air Group, Inc (b).....................................  $    212,713
                                                                       ------------
                                                                          2,881,744
                                                                       ------------
  TECHNOLOGY (16.4%)
12,400   Advanced Micro Devices, Inc, (b)............................       319,300
 6,200   Alltel Corp.................................................       194,525
 1,000   Amdahl (b)..................................................        12,125
 8,800   Apple Computer Incorporated (b).............................       183,700
 2,200   Autodesk, Inc...............................................        61,600
 9,100   Automatic Data Processing, Inc..............................       390,160
10,200   Bay Networks, Inc. (b)......................................       212,925
12,885   Boeing Company..............................................     1,370,640
 4,600   Ceridian Corporation (b)....................................       186,300
22,300   Cisco Systems, Inc. (b).....................................     1,418,838
 8,100   Compaq Computer Corporation (b).............................       601,425
11,025   Computer Associates International...........................       548,494
 2,400   Computer Sciences Corporation (b)...........................       197,100
   900   Crane Co....................................................        26,100
 6,000   Dell Computer Corporation (b)...............................       318,750
 5,600   Digital Equipment (b).......................................       203,700
14,400   DSC Communications (b)......................................       257,400
 1,600   EG&G, Inc...................................................        32,200
 7,500   EMC Corporation (b).........................................       248,430
 2,000   General Dynamics Corporation................................       141,000
 8,500   General Instrument Corporation (b)..........................       183,810
 6,500   B.F. Goodrich Company.......................................       263,250
 4,000   Harris Corporation..........................................       274,500
35,400   Hewlett-Packard Company.....................................     1,778,850
 4,300   Honeywell, Inc..............................................       282,725
28,500   Intel.......................................................     3,731,719
17,600   International Business Machines Corporation.................     2,657,600
 6,219   Lockheed Martin Corporation.................................       569,039
15,200   LSI Logic Corporation (b)...................................       406,600
22,100   Lucent Technologies Incorporated............................     1,022,125
 7,200   McDonnell Douglas Corporation...............................       460,800
20,700   MCI Communications..........................................       676,630
 5,800   Micron Technology, Inc......................................       168,925
41,400   Microsoft Corporation (b)...................................     3,420,675
14,000   Minnesota Mining and Manufacturing Company..................     1,160,250
19,900   Motorola....................................................     1,221,360
 8,700   National Semiconductor Corporation (b)......................       212,060
 7,700   Northern Telecom Limited....................................       476,438
 2,200   Northrop Grumman Corporation................................       182,050
 8,500   Novell, Inc (b).............................................        80,480
23,250   Oracle Corporation (b)......................................       970,688
10,899   Pall Corporation............................................       277,925
 2,800   Perkin-Elmer Corporation....................................       164,850
 4,600   Pitney Bowes, Inc...........................................       250,700
 6,500   Raytheon Company............................................       312,813
 6,800   Rockwell International Corporation..........................       413,950
 4,400   Scientific-Atlanta, Inc.....................................        66,000
 7,500   Seagate Technology Incorporated (b).........................       296,250
 6,900   Silicon Graphics Incorporated (b)...........................       175,950
17,000   Sprint Corporation..........................................       677,875
11,200   Sun Microsystems, Inc (b)...................................       287,700
22,100   Tandem Computers Incorporated (b)...........................       303,875
19,900   Tele-Communications, Inc (b)................................       259,940
 5,200   Tellabs Incorporated (b)....................................       195,650

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
  TECHNOLOGY--CONTINUED
 6,400   Texas Instruments Incorporated..............................  $    408,000
 6,400   TRW, Inc....................................................       316,800
37,800   Unisys Corporation (b)......................................       255,150
 8,400   United Technologies Corporation.............................       554,400
11,400   Worldcom, Incorported (b)...................................       297,110
 9,900   Xerox Corporation...........................................       520,988
 5,800   3 Com (b)...................................................       425,575
                                                                       ------------
                                                                         33,586,787
                                                                       ------------
Total common stocks cost
    (cost: $143,735,147).............................................   203,253,240
                                                                       ------------
                                                                          MARKET
SHARES                                                                   VALUE(A)
-------                                                                ------------
PREFERRED STOCKS (--%)
  CREDIT SENSITIVE (--%)
    Finance (--%)
   352   Aetna Inc. Convertible......................................  $     27,940
                                                                       ------------
Total preferred stocks
    (cost: $13,832)..................................................        27,940
                                                                       ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (.9%)
$1,913,480 Temporary Investment Fund, Inc.-- Temp Fund Portfolio, current
             rate 5.458%....................................................       1,913,480
                                                                              --------------
Total short-term securities
    (cost: $1,913,480)......................................................       1,913,480
                                                                              --------------
Total investments in securities
    (cost: $145,662,459) (d)................................................    $205,194,660
                                                                              --------------
                                                                              --------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 3.1% of net assets in foreign securities at December 31, 1996.
(d) At December 31, 1996 the cost of securities for federal income tax purposes was $146,108,947. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation.............  $61,425,305
        Gross unrealized depreciation.............   (2,339,592)
                                                    -----------
        Net unrealized appreciation...............  $59,085,713
                                                    -----------
                                                    -----------

CAPITAL APPRECIATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                  MARKET
 SHARES                                                                          VALUE(A)
---------                                                                     --------------
COMMON STOCKS (95.4%)
  CAPITAL GOODS (1.8%)
    Machinery (1.8%)
  124,300  U.S.A. Waste Services, Incorporated (b)..........................  $    3,962,063
                                                                              --------------
  CONSUMER GOODS AND SERVICES (40.8%)
    Consumer Goods (19.3%)
   99,200  Amgen, Inc. (b)..................................................       5,394,000
  128,400  Genzyme Corporation (b)..........................................       2,792,700
  103,600  Idexx Laboratories, Inc. (b).....................................       3,729,600
   91,500  Merck & Co., Inc.................................................       7,251,375
  111,900  Omnicare, Incorporated...........................................       3,594,787
   87,600  Oxford Health Plan, Incorporated (b).............................       5,130,075
   76,000  Pfizer, Inc......................................................       6,298,500
   58,600  Schering-Plough Corporation......................................       3,794,350
   77,550  St Jude Medical, Inc. (b)........................................       3,305,569
                                                                              --------------
                                                                                  41,290,956
                                                                              --------------
    Consumer Services (3.8%)
   93,300  Carnival Corporation.............................................       3,078,900
  144,500  Sterling Commerce, Inc. (b)......................................       5,093,625
                                                                              --------------
                                                                                   8,172,525
                                                                              --------------
    Food (1.7%)
  140,000  Outback Steakhouse, Incorporated (b).............................       3,745,000
                                                                              --------------
    Retail (13.7%)
  250,731  Dollar General Corporation.......................................       8,023,392
  154,333  Home Depot, Inc..................................................       7,735,942
  173,300  Intimate Brands, Inc.............................................       2,946,100
  125,000  Kohl's, Inc. (b).................................................       4,906,250
   59,700  Nike, Inc (Class B)..............................................       3,567,075
  101,700  Petsmart, Inc. (b)...............................................       2,224,687
                                                                              --------------
                                                                                  29,403,446
                                                                              --------------
    Consumer Cyclicals (2.3%)
  175,400  Autozone, Inc. (b)...............................................       4,823,500
                                                                              --------------
  CREDIT SENSITIVE (13.8%)
    Building (2.7%)
  162,400  Lowe's Companies, Inc............................................       5,765,200
                                                                              --------------
    Finance (9.5%)
  157,500  Federal National Mortgage Association............................       5,866,875
  140,200  First Data Corporation...........................................       5,117,300

                                                                                  MARKET
 SHARES                                                                          VALUE(A)
---------                                                                     --------------
  CREDIT SENSITIVE--CONTINUED
  110,000  MBNA Corporation.................................................  $    4,565,000
   63,000  MGIC Investment Corporation......................................       4,788,000
                                                                              --------------
                                                                                  20,337,175
                                                                              --------------
    Utilities (1.6%)
  135,600  Airtouch Communications (b)......................................       3,423,900
                                                                              --------------
  INTERMEDIATE GOODS AND SERVICES (1.8%)
    Materials (1.8%)
  216,400  Staples, Incorporated (b)........................................       3,908,725
                                                                              --------------
  TECHNOLOGY (37.2%)
  111,300  Ceridian Corporation (b).........................................       4,507,650
  154,900  Cisco Systems, Inc. (b)..........................................       9,855,513
  152,000  Computer Associates International................................       7,562,000
   77,100  Fore Systems, Inc. (b)...........................................       2,534,662
  173,900  Glenayre Technologies, Incorporated (b)..........................       3,749,719
   60,700  Intel............................................................       7,947,906
  184,900  LCI International, Incorporated (b)..............................       3,975,350
  185,000  MCI Communications...............................................       6,047,188
   83,900  Microsoft Corporation (b)........................................       6,932,237
  175,850  Oracle Corporation (b)...........................................       7,341,738
  341,000  Paging Network, Inc. (b).........................................       5,200,250
  125,300  Parametric Technology Corporation (b)............................       6,437,287
   85,200  Synopsys, Incorporated (b).......................................       3,940,500
  160,100  360 Communications Company (b)...................................       3,702,312
                                                                              --------------
                                                                                  79,734,312
                                                                              --------------
Total common stocks
    (cost: $160,694,121)....................................................     204,566,802
                                                                              --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (4.5%)
$3,534,285 Temporary Investment Fund, Inc.-- TempFund Portfolio, current
             rate 5.458% ...................................................       3,534,285
1,585,000  U.S. Treasury Bill 5.11% 01/16/97 ...............................       1,581,478
4,585,000  AT&T Corporation 5.33% 01/24/97 .                                       4,568,647
                                                                              --------------
Total short-term securities
    (cost: $9,684,807)......................................................       9,684,410
                                                                              --------------
Total investments in securities
    (cost: $170,378,928) (c)................................................    $214,251,212
                                                                              --------------
                                                                              --------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $170,325,864. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $50,854,210
         Gross unrealized depreciation.....................   (3,928,862)
                                                             -----------
         Net unrealized appreciation.......................  $46,925,348
                                                             -----------
                                                             -----------

INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
COMMON STOCKS (85.1%)
  AUSTRALIA (4.5%)
    Banking (1.1%)
   99,296  National Australia Bank......  $    1,167,221
  190,087  Westpac Banking..............       1,080,999
    Building Materials and Components
(1.8%)
1,315,401  Pioneer International........       3,917,863
    Transportation (1.6%)
  103,900  Brambles Industries..........       2,025,941
   85,000  Qantas Airways Limited ADR
             144A (d)...................       1,417,741
                                          --------------
                                               9,609,765
                                          --------------
  AUSTRIA (1.8%)
    Electrical and Electronics (1.2%)
   12,980  Bohler-Uddeholm 144A (d).....         928,038
   10,850  Va Technologie 144A (d)......       1,701,140
    Utilities--Gas and Electric (.6%)
    8,400  Evn Energie-Versorung........       1,263,154
                                          --------------
                                               3,892,332
                                          --------------
  BELGIUM (1.4%)
    Chemicals (1.4%)
    2,650  Solvay.......................       1,620,559
   20,000  Union Miniere (b)............       1,353,712
                                          --------------
                                               2,974,271
                                          --------------
  BRAZIL (1.6%)
    Telecommunications (1.6%)
   43,600  Telecomunicacoes Brasileiras
             ADR........................       3,335,400
                                          --------------
  CANADA (2.8%)
    Banking (1.9%)
   60,500  Canadian Imperial Bank of
             Commerce...................       2,668,235
  145,000  National Bank of Montreal....       1,465,178
    Insurance (.8%)
  130,000  London Insurance Group.......       1,726,184
    Mining and Metals--Container (.1%)
   39,000  Inmet (b)....................         189,216
                                          --------------
                                               6,048,813
                                          --------------
  CHILE (1.0%)
    Financial Services (.3%)
   32,000  Chile Fund...................         668,000
    Utilities--Gas and Electric (.7%)
   14,000  Telefonos De Chile ADR.......       1,415,750
                                          --------------
                                               2,083,750
                                          --------------
  CHINA (.2%)
    Chemicals (.2%)
1,569,800  Yizheng Chemical.............         381,542
                                          --------------
  CZECH REPUBLIC (2.3%)
    Banking (.6%)
   48,000  Komercni Banka 144A (d)......       1,330,233
    Energy Services (.8%)
   44,810  Ceske Energeticke (b)........       1,611,171

                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
  CZECH REPUBLIC--CONTINUED
    Telecommunications (.9%)
   15,500  SPT Telecom (b)..............  $    1,927,537
                                          --------------
                                               4,868,941
                                          --------------
  FINLAND (3.1%)
    Banking (1.1%)
  740,000  Merita Ltd A (b).............       2,295,938
    Telecommunications (.8%)
   29,700  Nokia........................       1,719,233
    Wholesale and International Trade
(1.2%)
   85,000  Amer Group Ltd...............       1,752,003
  107,500  Metsa-Serla..................         804,674
                                          --------------
                                               6,571,848
                                          --------------
  FRANCE (8.1%)
    Banking (1.1%)
   61,300  Banque Nationale De Paris ADR
             144A (d)...................       2,367,694
    Electrical and Electronics (.7%)
   19,365  Alcatel Alsthom..............       1,552,556
    Energy Sources (1.2%)
   27,862  Societe National Elf
             Aquitaine..................       2,531,235
    Health and Personal Care (2.2%)
  135,325  Rhone-Poulenc................       4,604,771
    Insurance (.6%)
   21,027  Axa..........................       1,334,730
    Mining and Metal (.6%)
    2,000  Pechiney Certificate of
             Investment.................          83,289
    7,000  Pechiney.....................         292,725
   40,894  Pechiney ADR.................         817,880
    Multi-Industry (.2%)
    4,837  Marine Wendel................         442,879
    Transportation (1.5%)
  153,298  Regie Des Usines Renault.....       3,287,861
                                          --------------
                                              17,315,620
                                          --------------
  GERMANY (2.7%)
    Banking (1.8%)
   82,050  Deutsche Bank................       3,822,695
    Chemicals (.9%)
   49,400  Bayer........................       2,009,838
                                          --------------
                                               5,832,533
                                          --------------
  HONG KONG (7.1%)
    Banking (1.3%)
  125,714  Hong Kong and Shanghai
             Banking....................       2,689,810
    Electrical and Electronics (.1%)
   94,600  Consolidated Electric Power
             of Asia....................         221,977
    Food and Household Products (.4%)
3,201,000  Cafe de Coral................         858,704
    Multi-Industry (2.3%)
1,072,800  C. P. Pokphand...............         419,550
  221,000  Hutchison Whampoa Ltd........       1,735,715
  434,539  Jardine Matheson Holdings....       2,867,957
    Transportation (2.0%)
  190,000  Swire Pacific Class A........       1,811,572
  578,300  Swire Pacific Class B........         874,740

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
  HONG KONG--CONTINUED
  448,568  Jardine Strategic Holdings...  $    1,623,816
    Utilities (1.0%)
  625,000  Hong Kong Electric
             Holdings...................       2,076,601
                                          --------------
                                              15,180,442
                                          --------------
  INDIA (.3%)
    Financial Services (.3%)
  469,435  India Fund (b)...............         690,876
                                          --------------
  INDONESIA (.8%)
    Financial Services (.2%)
  315,000  JF Indonesia Fund (b)........         366,516
    Forest Products and Paper (.6%)
  737,000  P.T. Japfa Comfeed...........         467,936
  940,392  P.T. Pabrik Kertas Tjiwi
             Kimia......................         935,416
                                          --------------
                                               1,769,868
                                          --------------
  ITALY (2.9%)
    Telecommunication (2.9%)
  282,000  Fiat.........................         847,762
  278,000  Sirti........................       1,682,078
1,105,000  Stet di Risp.................       3,724,515
                                          --------------
                                               6,254,355
                                          --------------
  JAPAN (.1%)
    Utilities--Gas and Electric (.1%)
   13,000  Kyudenko.....................         134,402
                                          --------------
  KOREA (.3%)
    Financial Services (.3%)
       19  Korea International Trust
             (b)........................         593,750
                                          --------------
  MEXICO (.4%)
    Chemicals (.2%)
  252,000  Vitro........................         457,773
    Mining and Metals (.2%)
  118,000  Grupo Mexico (b).............         377,743
                                          --------------
                                                 835,516
                                          --------------
  NETHERLANDS (4.4%)
    Broadcasting, Advertising and Publishing (1.5%)
   84,687  International Nederlanden
             Group......................       3,045,279
    Building Materials and Components
(.3%)
   16,520  European Vinyls..............         523,372
    Electrical and Electronics (.6%)
   33,500  Philips Electronics..........       1,355,697
    Insurance (1.4%)
   48,104  Aegon........................       3,061,882
    Merchandising (.6%)
   18,591  Koninklijke Bijenkorf
             Beheer.....................       1,338,111
                                          --------------
                                               9,324,341
                                          --------------
  NEW ZEALAND (2.3%)
    Forest Products and Paper (1.2%)
1,148,000  Carter Holt Harvey...........       2,603,642
    Wholesale and International Trade
(1.1%)
2,431,185  Brierley Investments.........       2,250,213
                                          --------------
                                               4,853,855
                                          --------------
  NORWAY (2.8%)
    Energy Sources (.8%)
   98,000  Saga Petroleum...............       1,634,515
                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
  NORWAY--CONTINUED
    Health and Personal Care (1.4%)
   77,000  Hafslund Nycomed.............  $      566,764
   53,800  Nycomed Class B (b)..........         825,699
  101,000  Nycomed Class A (b)..........       1,542,195
    Mining and Metals (.6%)
   78,000  Elkem........................       1,288,725
                                          --------------
                                               5,857,898
                                          --------------
  PHILIPPINES (.6%)
    Telecommunications (.6%)
   27,000  Philippine Long Distance
             Telephone Company ADR......       1,377,000
                                          --------------
  PORTUGAL (.7%)
    Banking (.5%)
   85,560  Banco Portugues de
             Investimento...............       1,063,644
    Financial Services (.2%)
    3,600  Capital Portugal Fund (b)....         415,072
                                          --------------
                                               1,478,716
                                          --------------
  PERU (.4%)
    Telecommunications (.4%)
   43,800  CPT Telefonica Del Peru
             ADR........................         826,725
                                          --------------
  SINGAPORE (.3%)
    Transportation (.3%)
   78,000  Singapore International
             Airline....................         708,169
                                          --------------
  SOUTH AFRICA (.8%)
    Forest Products and Paper (.5%)
  120,000  Sappi........................       1,077,500
    Mining and Metals (.3%)
   54,200  Rustenburg Platinum
             Holdings...................         741,593
                                          --------------
                                               1,819,093
                                          --------------
  SPAIN (8.7%)
    Banking (3.5%)
  108,000  Argentaria Bancaria ADR......       2,430,000
   11,450  Banco de Andalucia...........       1,672,496
   61,500  Banco Bilbao Vizcaya.........       3,314,356
    Energy Sources (1.0%)
   57,000  Repsol.......................       2,182,279
    Telecommunications (1.6%)
  150,000  Telefonica de Espana.........       3,476,839
    Utilities--Gas and Electric (2.6%)
  250,000  Iberdrola....................       3,536,420
   27,500  Empresa Nacional de
             Electricidad...............       1,953,488
                                          --------------
                                              18,565,878
                                          --------------
  SWEDEN (7.9%)
    Banking (.7%)
   58,500  Stadshypotek 144A (d)........       1,602,147
    Broadcasting, Advertising and
Publishing (.2%)
   15,000  Marieberg Tidnings...........         366,870
    Business and Public Service (1.3%)
    9,550  Nackebro Fastighets (b)......         163,642
  114,500  Esselte......................       2,599,214
    Food and Household Products (.2%)
   97,500  Swedish Match (b)............         342,705
    Forest Products and Paper (.8%)
  122,000  Stora Kopparbergs............       1,661,681
    Health and Personal Care (2.3%)
   46,500  Astra........................       2,240,545
   95,500  Svenska Handelsbanken........       2,741,349
    Multi Industry (.6%)
   20,900  Electrolux...................       1,212,122

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
  SWEDEN--CONTINUED
    Transportation (1.8%)
  178,500  Volvo........................  $    3,934,410
                                          --------------
                                              16,864,685
                                          --------------
  SWITZERLAND (1.8%)
    Electrical and Electronics (1.0%)
    1,730  BBC Brown Boveri.............       2,145,234
    Health and Personal Care (.8%)
      870  Ares-Serono..................         827,417
      370  Societe Generale.............         906,592
                                          --------------
                                               3,879,243
                                          --------------
  THAILAND (.6%)
    Financial Services (.6%)
   82,367  Thai Fund....................       1,359,056
                                          --------------
  TURKEY (.3%)
    Financial Services (.3%)
   44,000  Turkish Growth Fund (b)......         616,220
                                          --------------
  UNITED KINGDOM (11.5%)
    Banking (1.0%)
  118,943  Barclays Bank................       2,036,490
    Building Materials and Components
(1.1%)
  514,090  BICC PLC.....................       2,436,942
    Chemicals (.2%)
  228,400  Harrisons & Crossfield.......         521,799
    Electrical and Electronics (.3%)
   82,000  Waste Management
             International ADR (b)......         645,750
    Energy Services (3.9%)
  821,100  British Gas..................       3,154,559
  260,000  British Telecommunications
             PLC........................       1,757,505
  168,500  Hyder........................       2,143,913
  112,000  Thames Water Group...........       1,173,952
    Food and Household Products (2.2%)
2,816,113  Albert Fisher Group..........       2,024,070
  761,473  Hillsdown Holdings...........       2,606,218
    Merchandising (.5%)
  191,600  Kwik Save Group..............       1,052,511
                                              MARKET
 SHARES                                      VALUE(A)
---------                                 --------------
  UNITED KINGDOM--CONTINUED
    Transportation (1.5%)
  567,700  BTR PLC......................  $    2,768,790
  106,890  BTR Nylex Ltd................         490,710
    Utilities--Gas and Electric (.8%)
  208,775  National Power...............       1,747,083
                                          --------------
                                              24,560,292
                                          --------------
  VENEZUELA (.6%)
    Energy Services (.6%)
1,097,192  Electricidad Caracas.........       1,285,515
                                          --------------
Total common stocks
    (cost $145,608,086).................     181,750,710
                                          --------------
PREFERRED STOCKS AND OTHER (2.2%)
  ARGENTINA (.8%)
    Multi-industry (.8%)
   30,665  Compania de Inversiones en
             Telecommunications PRIDE--
             7.0% (c)...................       1,709,574
                                          --------------
  GERMANY (.4%)
    Energy Services (.4%)
    2,600  Veba Warrants (expiring
             4/6/98) (b)................         866,957
                                          --------------
  MEXICO (.9%)
    Financial Services (.9%)
   29,000  Nacional Financiera ADR PRIDE
             144A Issue--11.25%
             (c)(d).....................         986,000
   24,610  Nacional Financiera ADR
             PRIDE-- 11.25% (c).........         836,740
                                          --------------
                                               1,822,740
                                          --------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
  137,700  Hyder preferred stock........         242,126
                                          --------------
Total preferred stocks and other
        (cost $3,716,118 )..............       4,641,397
                                          --------------

PRINCIPAL
----------
LONG-TERM DEBT SECURITIES (2.1%)
  HONG KONG (.7%)
    Finance (.7%)
$1,680,000  PIV Investment Finance Convertible..........................   4.50%   12/01/00     1,486,800
                                                                                             ------------
  SWITZERLAND (.9%)
    Finance (.9%)
 1,235,000  CS Holdings Finance Convertible Bonds.......................  4.875%   11/19/02     1,952,844
                                                                                             ------------
  UNITED STATES (.5%)
    U.S. Government (.5%)
 1,107,000  U.S. Treasury Note..........................................  5.125%   04/30/98     1,095,586
                                                                                             ------------
            Total long-term debt securities (cost $4,159,253) .............................     4,535,230
                                                                                             ------------
SHORT-TERM SECURITIES (10.0%)
 3,551,000  U.S. Treasury Bill..........................................  5.160%   01/09/97     3,546,999
 7,113,000  U.S. Treasury Bill..........................................  5.025%   03/06/97     7,049,457
 7,623,000  U.S. Treasury Bill..........................................  4.950%   04/10/97     7,519,861
 3,312,000  Norwest Advantage Cash Investment Fund, current rate 4.9935%...................     3,312,000
                                                                                             ------------
            Total short-term securities (cost $21,428,317).................................    21,428,317
                                                                                             ------------
            Total investments in securities (cost $174,911,774) (e)........................  $212,355,654
                                                                                             ------------
                                                                                             ------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1996 which includes acquisition date and cost, is as follows:

                                                              ACQUISITION
SECURITY                                                         DATE         COST
------------------------------------------------------------  -----------  ----------
Qantas Airways Limited ADR 144A.............................    Various    $1,350,928
Bohler-Uddeholm 144A........................................    Various       824,910
Va Technologie 144A.........................................    Various     1,026,767
Komercni Banka 144A.........................................    Various     1,270,428
Banque Nationale De Paris ADR 144A..........................    Various     2,720,363
Nacional Financiera ADR PRIDE 144A..........................    2/10/95       975,502
Stadshypotek 144A...........................................    Various       848,445
                                                                           ----------
                                                                           $9,017,343
                                                                           ----------
                                                                           ----------

(e) At December 31, 1996 the cost of securities for federal income tax purposes was $178,989,103. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $41,919,633
         Gross unrealized depreciation.....................   (8,553,082)
                                                             -----------
         Net unrealized appreciation.......................  $33,366,551
                                                             -----------
                                                             -----------

SMALL COMPANY PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                          MARKET
 SHARES                                                                  VALUE(A)
-------                                                                ------------
COMMON STOCKS (86.9%)
  CAPITAL GOODS (13.4%)
    Machinery (13.4%)
54,300   AES China Generating Co Ltd (b).............................  $    692,325
66,450   Blount International, Incorporated..........................     2,550,019
88,800   Kaydon Corporation..........................................     4,184,700
80,000   LCC International, Incorporated (b).........................     1,480,000
30,400   Millipore Corporation.......................................     1,257,800
93,300   MSC Industrial Direct Co (b)................................     3,452,100
60,825   Shaw Group, Incorporated (b)................................     1,421,784
125,842  United Waste Systems, Inc (b)...............................     4,325,819
                                                                       ------------
                                                                         19,364,547
                                                                       ------------
  CONSUMER GOODS AND SERVICES (35.8%)
    Consumer Goods (5.5%)
68,200   Idexx Laboratories Inc (b)..................................     2,455,200
15,900   Medpartners (b).............................................       333,900
51,934   Occusystems, Incorporated (b)...............................     1,402,218
59,833   Sunrise Assisted Living, Incorported (b)....................     1,667,845
56,700   Total Renal Care Holdings, Incorporated (b).................     2,055,375
                                                                       ------------
                                                                          7,914,538
                                                                       ------------
    Consumer Services (14.5%)
32,700   Boston Chicken, Incorporated (b)............................     1,173,112
60,600   Corrections Corporation of America (b)......................     1,855,875
58,188   CUC International, Inc (b)..................................     1,381,965
133,968  Extended Stay America (b)...................................     2,696,106
94,900   Gartner Group Incorporated (b)..............................     3,695,169
71,011   GTECH Holdings Corporation (b)..............................     2,272,352
61,500   Lone Star Steakhouse & Saloon, Inc (b)......................     1,645,125
 7,500   NCO Group, Incorporated (b).................................       126,563
28,926   Rainforest Cafe, Incorporated (b)...........................       679,761
73,099   Red Roof Inns, Incorporated (b).............................     1,133,034
59,500   Sola International, Inc (b).................................     2,261,000
57,099   Sun International Hotels Ltd (b)............................     2,084,113
                                                                       ------------
                                                                         21,004,175
                                                                       ------------
    Retail (11.2%)
124,893  Advanced Lighting Technologies, Incorporated (b)............     3,028,655
43,400   Amerisource Health Corporation (b)..........................     2,094,050
84,620   Borders Group Incorporated (b)..............................     3,035,743
49,800   Eastbay Incorporated (b)....................................     1,195,200
46,800   Global Directmail Corporation (b)...........................     2,041,650
25,100   Kohl's, Inc (b).............................................       985,175
41,100   National Data Corporation...................................     1,787,850
69,800   West Marine, Incorporated (b)...............................     1,971,850
                                                                       ------------
                                                                         16,140,173
                                                                       ------------
    Consumer Cyclicals (4.6%)
54,300   Copart, Incorporated (b)....................................       712,687
102,300  Stant Corporation...........................................     1,611,225
89,400   Tommy Hilfiger Corporation (b)..............................     4,291,200
                                                                       ------------
                                                                          6,615,112
                                                                       ------------
  CREDIT SENSITIVE (8.8%)
    Finance (6.4%)
78,000   Amerin (b)..................................................     2,008,500

                                                                          MARKET
 SHARES                                                                  VALUE(A)
-------                                                                ------------
  CREDIT SENSITIVE--CONTINUED
27,900   MGIC Investment Corporation.................................  $  2,120,400
38,500   Partnerre Ltd (c)...........................................     1,309,000
87,000   T. Rowe Price Associates....................................     3,784,500
                                                                       ------------
                                                                          9,222,400
                                                                       ------------
    Real Estate (1.4%)
81,200   Fairfield Communities, Incorporated (b).....................     2,009,700
                                                                       ------------
    Utilities (1.0%)
53,600   Panamsat Corporation (b)....................................     1,500,800
                                                                       ------------
  INTERMEDIATE GOODS AND SERVICES (8.2%)
    Energy (2.3%)
72,000   J Ray McDermott Holdings, Incorporated (b)..................     1,584,000
 6,200   Newpark Resources, Incorporated (b).........................       230,950
37,500   Petroleum Geo-Services ADR (b)(c)...........................     1,462,500
                                                                       ------------
                                                                          3,277,450
                                                                       ------------
    Materials (3.1%)
46,789   Cambrex Corporation.........................................     1,532,340
80,051   McWhorter Technologies, Incorporated (b)....................     1,831,167
21,000   Valspar Corporation.........................................     1,189,125
                                                                       ------------
                                                                          4,552,632
                                                                       ------------
    Transportation (2.8%)
88,900   Eagle USA Airfreight, Inc (b)...............................     2,333,625
72,500   Landstar System, Inc (b)....................................     1,685,625
                                                                       ------------
                                                                          4,019,250
                                                                       ------------
  TECHNOLOGY (20.7%)
111,700  Acxiom Corporation (b)......................................     2,680,800
40,600   Adtran, Incorporated (b)....................................     1,684,900
69,874   Ansys, Incorporated (b).....................................       943,299
77,400   Bisys Group, Inc (b)........................................     2,868,638
24,400   C-Cube Microsystems, Incorporated (b).......................       901,275
20,400   Cascade Communications, Inc (b).............................     1,124,550
56,300   Check Point Software Technologies Ltd (b)(c)................     1,224,525
69,600   CKS Group Incorporated (b)..................................     1,940,100
61,900   Control Data Systems (b)....................................     1,361,800
67,802   Danka Business Systems (b)(c)...............................     2,398,496
29,700   Dassault Systems ADR (b)(c).................................     1,373,625
14,932   Datastream Systems, Incorporated (b)........................       268,776
93,696   Digital Systems International, Incorporated (b).............     1,499,136
46,600   Dupont Photomasks, Incorporated (b).........................     2,114,475
14,480   Fore Systems, Inc (b).......................................       476,030
23,300   HNC Software, Incorporated (b)..............................       731,037
50,300   Integrated Systems (b)......................................     1,307,800
38,575   Mastech Corporation (b).....................................       732,925
54,800   Objective Systems Integrator (b)............................     1,308,350
57,500   Pure Atria Corporation (b)..................................     1,423,125
21,100   Sapient Corporation (b).....................................       888,837
18,400   Telephone and Data Systems, Inc.............................       667,000
                                                                       ------------
                                                                         29,919,499
                                                                       ------------
Total common stocks
  (cost: $107,270,371)...............................................   125,540,276
                                                                       ------------

              See accompanying notes to investments in securities.

SMALL COMPANY PORTFOLIO

                                                                                                        MARKET
PRINCIPAL                                                                                              VALUE(A)
---------                                                                                           --------------
SHORT-TERM SECURITIES (15.5%)
$6,223,154 Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.458%...............  $     6,223,154
   60,000  U.S. Treasury Bill...............................................      5.12%   01/16/97          59,867
2,770,000  U.S. Treasury Bill...............................................      4.90%   02/20/97       2,750,222
1,880,000  AT&T Corporation CP..............................................      5.33%   01/24/97       1,873,295
  820,000  Coca Cola Company CP.............................................      5.34%   01/07/97         819,147
1,250,000  Coca Cola Company CP.............................................      5.35%   01/17/97       1,246,842
1,350,000  Consolidated National Gas CP.....................................      5.71%   02/05/97       1,342,778
1,425,000  Kimberly Clark CP................................................      5.39%   01/27/97       1,419,282
2,650,000  Madison Gas & Electric CP........................................      5.64%   01/27/97       2,639,367
4,000,000  Pepsico, Inc CP..................................................      5.64%   01/31/97       3,981,572
                                                                                                    --------------
           Total short-term securities (cost: $22,355,492)........................................      22,355,526
                                                                                                    --------------
           Total investments in securities (cost: $129,625,863) (d)...............................    $147,895,802
                                                                                                    --------------
                                                                                                    --------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.4% of net assets in foreign securities as of December 31, 1996.
(d) At December 31, 1996 the cost of securities for federal income tax purposes was $129,648,641. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $21,683,083
         Gross unrealized depreciation.....................   (3,435,922)
                                                             -----------
         Net unrealized appreciation.......................  $18,247,161
                                                             -----------
                                                             -----------

MATURING GOVERNMENT BOND 1998 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
PRINCIPAL                                                                                    VALUE (A)
----------                                                                                   ----------
LONG-TERM DEBT SECURITIES (99.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.1%)
$  266,000  Federal National Mortgage Association Strip (b).............  7.065%   05/22/98  $  245,108
   350,000  Federal National Mortgage Association Strip (b).............  7.050%   05/22/99     302,575
   356,000  Federal National Mortgage Association Strip (b).............  7.110%   11/22/98     317,876
   260,000  Federal National Mortgage Association Strip (b).............  5.720%   03/09/98     242,869
   615,000  Federal Home Loan Bank Strip (b)............................  6.730%   08/25/98     558,001
   590,000  Financial Corporation Strip (b).............................  6.620%   05/30/99     509,783
   600,000  Financial Corporation Strip (b).............................  6.050%   08/08/99     512,568
   500,000  Guaranteed Trust Certificates (b)...........................  6.570%   11/15/98     447,670
   211,000  Israel Government Trust Certificates (b)....................  7.075%   11/15/98     188,916
   900,000  Tennessee Valley Authority Strip (b)........................  6.720%   10/15/98     810,215
   457,470  Tennessee Valley Authority Custodial Strips (b).............  5.910%   11/15/98     409,687
   300,000  U.S. Treasury Strip (b).....................................  5.560%   08/15/98     273,426
 1,245,000  U.S. Treasury Strip (b).....................................  6.505%   11/15/98   1,117,299
   120,000  U.S. Treasury Strip (b).....................................  6.290%   11/15/98     107,613
                                                                                             ----------
            Total long-term debt securities (cost: $5,993,213).............................   6,043,606
                                                                                             ----------
SHORT-TERM SECURITIES (7.6%)
   291,601  Trust for Federal Securities--Federal Trust Fund, current rate 5.251%..........     291,601
   175,000  Idaho Power Company CP......................................  5.840%   01/09/97     174,766
                                                                                             ----------
            Total short-term securities (cost: $466,350)...................................     466,367
                                                                                             ----------
            Total investments in securities (cost: $6,459,563) (c).........................  $6,509,973
                                                                                             ----------
                                                                                             ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $6,459,563. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $ 53,588
         Gross unrealized depreciation.....................    (3,178)
                                                             --------
         Net unrealized appreciation.......................  $ 50,410
                                                             --------
                                                             --------

MATURING GOVERNMENT BOND 2002 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                                              VALUE(A)
---------                                                                                            ------------
LONG-TERM DEBT SECURITIES (98.9%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.9 %)
$ 525,000  Federal National Mortgage Association Strip (b)..................      7.600 %  02/01/02  $    380,441
  425,000  Federal National Mortgage Association Strip (b)..................      6.370 %  08/01/03       279,361
  500,000  Financial Corporation Strip (b)..................................      7.400 %  06/27/02       353,114
  900,000  Financial Corporation Strip (b)..................................      6.365 %  09/07/02       627,624
1,000,000  Guaranteed Trust Certificates (b)................................      7.300 %  05/15/02       713,839
1,150,000  Tennessee Valley Authority Strips (b)............................      7.400 %  04/15/03       769,590
1,035,000  U.S. Treasury Strip (b)..........................................      7.100 %  08/15/02       733,183
                                                                                                     ------------
           Total long-term debt securities (cost: $3,751,631)......................................     3,857,152
                                                                                                     ------------
SHORT-TERM SECURITIES (5.5%)
   40,004  Trust for Federal Securities--Federal Trust Fund, current rate 5.251%...................        40,004
  173,000  Idaho Power Company CP...........................................      5.840 %  01/09/97       172,769
                                                                                                     ------------
           Total short-term securities (cost: $212,755)............................................       212,773
                                                                                                     ------------
           Total investments in securities (cost: $3,964,386) (c)..................................  $  4,069,925
                                                                                                     ------------
                                                                                                     ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $3,964,386. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $110,330
         Gross unrealized depreciation.....................    (4,791)
                                                             --------
         Net unrealized appreciation.......................  $105,539
                                                             --------
                                                             --------

MATURING GOVERNMENT BOND 2006 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                                              VALUE(A)
---------                                                                                            ------------
LONG-TERM DEBT SECURITIES (99.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.5%)
$ 810,000  Federal National Mortgage Association Strip (b)..................      7.620 %  08/01/05  $    456,847
  921,000  Financial Corporation Strips (b).................................      7.735 %  09/07/07       446,417
  553,000  Guaranteed Trust Certificates (b)................................      7.440 %  11/15/05       308,800
1,000,000  Israel State Aid Strips (b)......................................      6.580 %  11/15/06       522,210
1,000,000  Resolution Funding Corporation Strip (b).........................      7.460 %  07/15/07       498,409
1,600,000  U.S. Treasury Strip (b)..........................................      6.495 %  11/15/06       846,270
                                                                                                     ------------
           Total long-term debt securities (cost: $2,939,366)......................................     3,078,953
                                                                                                     ------------
SHORT-TERM SECURITIES (.5%)
   16,084  Trust for Federal Securities--Federal Trust Fund, current rate 5.251%...................        16,084
                                                                                                     ------------
           Total short-term securities (cost: $16,084).............................................        16,084
                                                                                                     ------------
           Total investments in securities (cost: $2,955,450) (c)..................................  $  3,095,037
                                                                                                     ------------
                                                                                                     ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $2,965,963. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $134,710
         Gross unrealized depreciation.....................    (5,636)
                                                             --------
         Net unrealized appreciation.......................  $129,074
                                                             --------
                                                             --------

MATURING GOVERNMENT BOND 2010 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(A)
-----------                                                                                    ----------
LONG-TERM DEBT SECURITIES (98.4%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.4%)
$   500,000   Federal National Mortgage Association Strip (b).............  7.700%   02/12/10  $  201,554
    500,000   Financial Corporation Strip (b).............................  7.770%   06/06/11     183,200
    945,000   Financial Corporation Strip (b).............................  7.920%   08/08/11     341,739
    132,000   Guaranteed Trust Certificates (b)...........................  7.660%   05/15/10      53,234
    524,000   Turkey Government Trust Certificates (b)....................  6.690%   11/15/10     203,720
  1,100,000   Israel State Aid Strips (b).................................  6.850%   08/15/11     406,021
    515,000   State of Israel, Zero Coupon (b)............................  8.265%   03/15/10     210,269
    350,000   Resolution Funding Corporation Strip (b)....................  7.590%   04/15/11     132,702
  1,225,000   U.S. Treasury Strip (b).....................................  6.560%   02/15/11     478,484
  1,475,000   U.S. Treasury Strip (b).....................................  6.560%   08/15/11     555,690
                                                                                               ----------
              Total long-term debt securities (cost: $2,661,881).............................   2,766,613
                                                                                               ----------
SHORT-TERM SECURITIES (1.8%)
     51,258   Trust for Federal Securities--Federal Trust Fund, current rate 5.251%..........      51,258
                                                                                               ----------
              Total short-term securities (cost: $51,258)....................................      51,258
                                                                                               ----------
              Total investments in securities (cost: $2,713,139) (c).........................  $2,817,871
                                                                                               ----------
                                                                                               ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1996 the cost of securities for federal income tax purposes was $2,715,731. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $124,805
         Gross unrealized depreciation.....................   (22,665)
                                                             --------
         Net unrealized appreciation.......................  $102,140
                                                             --------
                                                             --------

VALUE STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                 MARKET
   SHARES                                                                       VALUE(A)
---------                                                                     -------------
COMMON STOCKS (89.4%)
  CAPITAL GOODS (6.2%)
    Machinery (6.2%)
   84,501  ITT Industries...................................................  $   2,070,274
   49,600  Parker Hannifin Corporation......................................      1,922,000
   83,999  United Dominion Industries.......................................      1,973,977
                                                                              -------------
                                                                                  5,966,251
                                                                              -------------
  CONSUMER GOODS AND SERVICES (28.4%)
    Consumer Services (4.9%)
   44,300  Knight-Ridder, Inc...............................................      1,694,475
   71,100  Polaroid Corporation.............................................      3,092,850
                                                                              -------------
                                                                                  4,787,325
                                                                              -------------
    Food (2.0%)
   41,700  Kroger Company (b)...............................................      1,939,050
                                                                              -------------
    Retail (12.0%)
  119,899  American Stores Company..........................................      4,900,872
   75,300  CVS Corporation..................................................      3,115,537
  105,900  Federated Department Stores (b)..................................      3,613,838
                                                                              -------------
                                                                                 11,630,247
                                                                              -------------
    Consumer Cyclicals (9.5%)
   71,100  Corning, Inc.....................................................      3,288,375
   60,000  Ford Motor.......................................................      1,912,500
  107,000  Fruit of the Loom (b)............................................      4,052,625
                                                                              -------------
                                                                                  9,253,500
                                                                              -------------
  CREDIT SENSITIVE (13.2%)
    Finance (13.2%)
   35,900  American Express Company.........................................      2,028,350
  146,559  Everest Reinsurance Holdings, Inc................................      4,213,571
  195,200  TIG Holdings, Inc................................................      6,612,400
                                                                              -------------
                                                                                 12,854,321
                                                                              -------------
  INTERMEDIATE GOODS AND SERVICES (37.3%)
    Energy (18.9%)
   50,800  Amerada Hess Corporation.........................................      2,940,050
   25,400  Amoco Corporation................................................      2,044,700
   76,276  El Paso Energy Corporation.......................................      3,851,938
   32,600  Ultramar Diamond Shamrock Corporation............................      1,030,975
   71,000  Unocal Corporation...............................................      2,884,375
   81,500  USX--Marathon Group..............................................      1,945,812
   39,100  Valero Energy Corporation........................................      1,119,238
  102,600  YPF Sociedad Anonima (c).........................................      2,590,650
                                                                              -------------
                                                                                 18,407,738
                                                                              -------------

                                                                                 MARKET
   SHARES                                                                       VALUE(A)
---------                                                                     -------------
  INTERMEDIATE GOODS AND SERVICES--CONTINUED
    Materials (15.0%)
   30,720  Aluminum Company of America......................................  $   1,958,400
   44,500  Century Aluminum Company.........................................        767,625
   14,700  Citation Corporation (b).........................................        150,675
   14,700  Cytec Industries, Inc (b)........................................        597,187
   17,000  E.I. Du Pont De Nemours and Company..............................      1,604,375
   37,400  FMC Corporation (b)..............................................      2,622,675
  110,090  Fort Howard Corporation (b)......................................      3,048,117
   16,200  W R Grace & Co...................................................        838,350
   53,400  Reynolds Metals Company..........................................      3,010,425
                                                                              -------------
                                                                                 14,597,829
                                                                              -------------
    Transportation (3.4%)
   21,900  Burlington Northern Santa Fe.....................................      1,891,612
   41,300  Teekay Shipping Corporation (c)..................................      1,352,575
                                                                              -------------
                                                                                  3,244,187
                                                                              -------------
  TECHNOLOGY (4.3%)
   72,600  Advanced Micro Devices, Inc (b)..................................      1,869,450
   15,200  International Business Machines Corporation......................      2,295,200
                                                                              -------------
                                                                                  4,164,650
                                                                              -------------
Total common stocks
    (cost: $74,960,730).....................................................     86,845,098
                                                                              -------------
PRINCIPAL
---------
SHORT-TERM SECURITIES (10.2%)
$4,204,423 Trust for Federal Securities--Federal Trust Fund, current rate
             5.251%.........................................................      4,204,423
1,300,000  U.S. Treasury Bill 5.11% 01/16/97................................      1,297,111
  380,000  U.S. Treasury Bill 4.90% 03/20/97................................        376,010
1,000,000  Coca Cola Company CP 5.35% 01/10/97..............................        998,514
  585,000  Consolidated National Gas CP 5.71% 02/05/97......................        581,870
  560,000  Walt Disney CP 5.37% 01/06/97....................................        559,501
1,000,000  GTE California CP 5.61% 01/29/97.................................        995,690
  945,000  Pepsico, Inc CP 5.63% 01/24/97...................................        941,630
                                                                              -------------
Total short-term securities
    (cost: $9,954,404)......................................................      9,954,749
                                                                              -------------
Total investments in securities
    (cost: $84,915,134) (d).................................................    $96,799,847
                                                                              -------------
                                                                              -------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.1% of net assets in foreign securities as of December 31, 1996.
(d) At December 31, 1996 the cost of securities for federal income tax purposes was $84,932,301. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

         Gross unrealized appreciation.....................  $12,018,416
         Gross unrealized depreciation.....................     (150,870)
                                                             -----------
         Net unrealized appreciation.......................  $11,867,546
                                                             -----------
                                                             -----------

MIMLIC SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                        MONEY          ASSET
                                         GROWTH           BOND          MARKET       ALLOCATION
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      -------------   ------------   ------------   ------------
              ASSETS
Investments in securities, at
   market value--see accompanying
   schedules for detailed listing
   (identified cost: $236,739,458;
   $123,601,183; $50,214,168;
   $364,640,998; $75,779,814;
   $145,662,459; $170,378,928;
   $174,911,774; $129,625,863;
   $6,459,563; $3,964,386;
   $2,955,450; $2,713,139 and
   $84,915,134, respectively)......   $ 244,083,246   $124,107,240   $ 50,214,168   $410,588,738
Cash in bank on demand deposit.....             844         35,529         56,554        113,611
Receivable for Fund shares sold....         242,171        328,043      1,234,149        382,851
Receivable for investment
   securities sold.................       6,259,653          3,660             --      2,272,550
Dividends and accrued interest
   receivable......................         557,724      1,501,492          7,165      2,151,642
Unrealized appreciation on forward
   foreign currency contracts held,
   at value (note 4)...............              --             --             --             --
Receivable for refundable foreign
   income taxes withheld...........              --             --             --             --
                                      -------------   ------------   ------------   ------------
      Total assets.................     251,143,638    125,975,964     51,512,036    415,509,392
                                      -------------   ------------   ------------   ------------
            LIABILITIES
Bank overdraft.....................              --             --             --             --
Payable for Fund shares
   repurchased.....................         105,796         90,386         51,387        177,074
Dividends payable to
   shareholders....................              --             --             29             --
Payable for investment securities
   purchased.......................       2,573,287             --             --        623,174
Unrealized depreciation on forward
   foreign currency contracts held,
   at value (note 4)...............              --             --             --             --
                                      -------------   ------------   ------------   ------------
      Total liabilities............       2,679,083         90,386         51,416        800,248
                                      -------------   ------------   ------------   ------------
Net assets applicable to
   outstanding capital stock.......   $ 248,464,555   $125,885,578   $ 51,460,620   $414,709,144
                                      -------------   ------------   ------------   ------------
                                      -------------   ------------   ------------   ------------
Represented by:
    Capital stock--authorized
     10,000,000,000 shares of $.01
     par value; outstanding;
     106,032,802; 98,096,538;
     51,460,620; 222,375,414;
     64,041,646; 84,856,791;
     86,778,758; 133,736,756;
     94,175,011; 5,647,876;
     3,718,157; 2,829,041;
     2,401,028 and 61,100,266
     shares, respectively..........       1,060,328        980,965   $    514,606   $  2,223,754
    Additional paid-in capital.....     177,025,013    117,509,182     50,946,014    330,543,973
    Undistributed net investment
     income........................       2,348,606      7,069,687             --     11,750,366
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................      60,686,820       (180,313)            --     24,243,311
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............       7,343,788        506,057             --     45,947,740
                                      -------------   ------------   ------------   ------------
      Total--representing net
       assets applicable to
       outstanding capital stock...   $ 248,464,555   $125,885,578   $ 51,460,620   $414,709,144
                                      -------------   ------------   ------------   ------------
                                      -------------   ------------   ------------   ------------
Net asset value per share of
   outstanding capital stock.......   $       2.343   $      1.283   $      1.000   $      1.865
                                      -------------   ------------   ------------   ------------
                                      -------------   ------------   ------------   ------------

See accompanying notes to financial statements.

                                         MORTGAGE                       CAPITAL       INTERNATIONAL      SMALL
                                        SECURITIES      INDEX 500     APPRECIATION       STOCK          COMPANY
                                        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                       ------------    -----------    ------------    ------------    -----------
              ASSETS
Investments in securities, at
 market value--see accompanying
 schedules for detailed listing
 (identified cost: $236,739,458;
 $123,601,183; $50,214,168;
 $364,640,998; $75,779,814;
 $145,662,459; $170,378,928;
 $174,911,774; $129,625,863;
 $6,459,563; $3,964,386;
 $2,955,450; $2,713,139 and
 $84,915,134, respectively)........    $ 76,938,704    $205,194,660   $214,251,212    $212,355,654    $147,895,802
Cash in bank on demand deposit.....              --          1,282        454,667          62,152              --
Receivable for Fund shares sold....         203,075        380,152        212,284         334,308         353,727
Receivable for investment
 securities sold...................              --             --             --         454,773       1,814,616
Dividends and accrued interest
 receivable........................         604,016        342,632         86,605         506,639          68,365
Unrealized appreciation on forward
 foreign currency contracts held,
 at value (note 4).................              --             --             --             377              --
Receivable for refundable foreign
 income taxes withheld.............              --             --             --         209,673              --
                                       ------------    -----------    ------------    ------------    -----------
      Total assets.................      77,745,795    205,918,726    215,004,768     213,923,576     150,132,510
                                       ------------    -----------    ------------    ------------    -----------
            LIABILITIES
Bank overdraft.....................           8,692             --             --              --          10,090
Payable for Fund shares
 repurchased.......................         103,409        105,943         96,482          76,362          57,103
Dividends payable to
 shareholders......................              --             --             --              --              --
Payable for investment securities
 purchased.........................       1,641,719      1,417,365        440,000         237,159       5,521,563
Unrealized depreciation on forward
 foreign currency contracts held,
 at value (note 4).................              --             --             --           2,454              --
                                       ------------    -----------    ------------    ------------    -----------
      Total liabilities............       1,753,820      1,523,308        536,482         315,975       5,588,756
                                       ------------    -----------    ------------    ------------    -----------
Net assets applicable to
 outstanding capital stock.........    $ 75,991,975    $204,395,418   $214,468,286    $213,607,601    $144,543,754
                                       ------------    -----------    ------------    ------------    -----------
                                       ------------    -----------    ------------    ------------    -----------
Represented by:
    Capital stock--authorized
     10,000,000,000 shares of $.01
     par value; outstanding;
     106,032,802; 98,096,538;
     51,460,620; 222,375,414;
     64,041,646; 84,856,791;
     86,778,758; 133,736,756;
     94,175,011; 5,647,876;
     3,718,157; 2,829,041;
     2,401,028 and 61,100,266
     shares, respectively..........    $    640,416    $   848,568    $   867,788     $ 1,337,368     $   941,750
    Additional paid-in capital.....      72,410,020    137,992,431    148,266,581     168,244,579     127,715,011
    Undistributed net investment
     income........................       4,934,258      2,857,956             --       7,116,929           2,423
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................      (3,151,609)     3,164,262     21,461,633        (526,828 )    (2,385,369)
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............       1,158,890     59,532,201     43,872,284      37,435,553      18,269,939
                                       ------------    -----------    ------------    ------------    -----------
      Total--representing net
       assets applicable to
       outstanding capital stock...    $ 75,991,975    $204,395,418   $214,468,286    $213,607,601    $144,543,754
                                       ------------    -----------    ------------    ------------    -----------
                                       ------------    -----------    ------------    ------------    -----------
Net asset value per share of
 outstanding capital stock.........    $      1.187    $     2.409    $     2.471     $     1.597     $     1.535
                                       ------------    -----------    ------------    ------------    -----------
                                       ------------    -----------    ------------    ------------    -----------

                                        MATURING      MATURING       MATURING       MATURING
                                       GOVERNMENT    GOVERNMENT     GOVERNMENT     GOVERNMENT        VALUE
                                       BOND 1998      BOND 2002      BOND 2006      BOND 2010        STOCK
                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                       ----------    -----------    -----------    -----------    ------------
              ASSETS
Investments in securities, at
 market value--see accompanying
 schedules for detailed listing
 (identified cost: $236,739,458;
 $123,601,183; $50,214,168;
 $364,640,998; $75,779,814;
 $145,662,459; $170,378,928;
 $174,911,774; $129,625,863;
 $6,459,563; $3,964,386;
 $2,955,450; $2,713,139 and
 $84,915,134, respectively)........    $6,509,973    $4,069,925     $3,095,037     $2,817,871     $ 96,799,847
Cash in bank on demand deposit.....           71             --            405            223           11,548
Receivable for Fund shares sold....            5            979          1,307              6          303,074
Receivable for investment
 securities sold...................           --             --             --             --               --
Dividends and accrued interest
 receivable........................          618            244            147            271          106,197
Unrealized appreciation on forward
 foreign currency contracts held,
 at value (note 4).................           --             --             --             --               --
Receivable for refundable foreign
 income taxes withheld.............           --             --             --             --               --
                                       ----------    -----------    -----------    -----------    ------------
      Total assets.................    6,510,667      4,071,148      3,096,896      2,818,371       97,220,666
                                       ----------    -----------    -----------    -----------    ------------
            LIABILITIES
Bank overdraft.....................           --        170,478             --             --               --
Payable for Fund shares
 repurchased.......................        1,293            685          1,760          5,554           33,538
Dividends payable to
 shareholders......................           --             --             --             --               --
Payable for investment securities
 purchased.........................      410,342             --             --             --               --
Unrealized depreciation on forward
 foreign currency contracts held,
 at value (note 4).................           --             --             --             --               --
                                       ----------    -----------    -----------    -----------    ------------
      Total liabilities............      411,635        171,163          1,760          5,554           33,538
                                       ----------    -----------    -----------    -----------    ------------
Net assets applicable to
 outstanding capital stock.........    $6,099,032    $3,899,985     $3,095,136     $2,812,817     $ 97,187,128
                                       ----------    -----------    -----------    -----------    ------------
                                       ----------    -----------    -----------    -----------    ------------
Represented by:
    Capital stock--authorized
     10,000,000,000 shares of $.01
     par value; outstanding;
     106,032,802; 98,096,538;
     51,460,620; 222,375,414;
     64,041,646; 84,856,791;
     86,778,758; 133,736,756;
     94,175,011; 5,647,876;
     3,718,157; 2,829,041;
     2,401,028 and 61,100,266
     shares, respectively..........    $  56,479     $   37,182     $   28,290     $   24,010     $    611,003
    Additional paid-in capital.....    5,651,866      3,725,019      2,891,508      2,562,837       82,826,404
    Undistributed net investment
     income........................      326,014          1,875          1,812        118,592            9,682
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................       14,263         30,370         33,939          2,646        1,855,326
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............       50,410        105,539        139,587        104,732       11,884,713
                                       ----------    -----------    -----------    -----------    ------------
      Total--representing net
       assets applicable to
       outstanding capital stock...    $6,099,032    $3,899,985     $3,095,136     $2,812,817     $ 97,187,128
                                       ----------    -----------    -----------    -----------    ------------
                                       ----------    -----------    -----------    -----------    ------------
Net asset value per share of
 outstanding capital stock.........    $   1.080     $    1.049     $    1.094     $    1.172     $      1.591
                                       ----------    -----------    -----------    -----------    ------------
                                       ----------    -----------    -----------    -----------    ------------

MIMLIC SERIES FUND, INC.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

                                                              MONEY       ASSET
                                      GROWTH      BOND       MARKET     ALLOCATION
                                     PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     ---------  ---------  -----------  ---------
Investment income:
    Interest.......................  $ 816,336  $7,654,508  $2,389,494  $11,741,850
    Dividends (net of foreign
     withholding taxes of $753,166
     for International Stock
     Portfolio)....................  2,859,174     34,158          --   2,069,782
                                     ---------  ---------  -----------  ---------
        Total investment income....  3,675,510  7,688,666   2,389,494   13,811,632
                                     ---------  ---------  -----------  ---------
Expenses (note 5):
    Investment advisory fee........  1,125,803    555,501     220,573   1,899,245
    Custodian fees.................     12,097      8,237       5,907      26,036
    Administrative service fee.....     25,200     25,200      25,200      25,200
    Auditing and accounting
     services......................     20,579      8,779       5,849      38,779
    Legal fees.....................        148        148         148         148
    Registration fees..............        143         18          18          18
    Printing and shareholder
     reports.......................    135,227     16,477       6,659      57,758
    Directors' fees................      3,589      1,805         703       6,125
    Insurance......................      2,741      2,084       1,254       3,856
    Other..........................      1,377        730          --       4,101
                                     ---------  ---------  -----------  ---------
        Total expenses.............  1,326,904    618,979     266,311   2,061,266
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................         --         --          --          --
                                     ---------  ---------  -----------  ---------
        Total net expenses.........  1,326,904    618,979     266,311   2,061,266
                                     ---------  ---------  -----------  ---------
        Investment income
         (loss)--net...............  2,348,606  7,069,687   2,123,183   11,750,366
                                     ---------  ---------  -----------  ---------
Realized and unrealized gains
   (losses) on investments and
   foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......  60,829,755  (121,439)         --   24,349,692
        Foreign currency
         transactions..............         --         --          --          --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................  (27,909,772) (3,067,081)         -- 9,054,264
        Translation of assets and
         liabilities in foreign
         currencies................         --         --          --          --
                                     ---------  ---------  -----------  ---------
Net gains (losses) on
   investments.....................  32,919,983 (3,188,520)         --  33,403,956
                                     ---------  ---------  -----------  ---------
Net increase (decrease) in net
   assets resulting from
   operations......................  $35,268,589 $3,881,167  $2,123,183 $45,154,322
                                     ---------  ---------  -----------  ---------
                                     ---------  ---------  -----------  ---------

See accompanying notes to financial statements.

                                                                                                            MATURING     MATURING
                                      MORTGAGE                   CAPITAL      INTERNATIONAL      SMALL     GOVERNMENT   GOVERNMENT
                                     SECURITIES    INDEX 500   APPRECIATION       STOCK         COMPANY    BOND 1998    BOND 2002
                                      PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
Investment income:
    Interest.......................  $ 5,349,673  $    53,118  $   544,387     $ 1,126,612    $ 1,061,482  $ 336,541    $ 222,503
    Dividends (net of foreign
     withholding taxes of $753,166
     for International Stock
     Portfolio)....................           --    3,530,522      897,512       5,122,534        252,623         --           --
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
        Total investment income....    5,349,673    3,583,640    1,441,899       6,249,146      1,314,105    336,541      222,503
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
Expenses (note 5):
    Investment advisory fee........      355,705      645,280    1,435,461       1,293,012        937,728      2,632        1,657
    Custodian fees.................       10,338       17,688        9,759         333,007         20,814      3,243        3,862
    Administrative service fee.....       25,200       25,200       25,200          25,200         25,200     25,200       25,200
    Auditing and accounting
     services......................       10,379       11,514       15,849         152,760          6,649      5,379        5,379
    Legal fees.....................          148          148          148             614            148        148          148
    Registration fees..............           18           18          143              26             18         18           18
    Printing and shareholder
     reports.......................       10,917       21,052      126,419          31,928         15,046        794        1,032
    Directors' fees................        1,174        2,515        3,006           2,788          1,963         86           54
    Insurance......................        1,536        2,269        2,595           2,578          2,116        482          390
    Other..........................           --           --        1,983             693             --         55           46
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
        Total expenses.............      415,415      725,684    1,620,563       1,842,606      1,009,682     38,037       37,786
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................           --           --           --              --             --    (27,510)     (31,158)
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
        Total net expenses.........      415,415      725,684    1,620,563       1,842,606      1,009,682     10,527        6,628
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
        Investment income
         (loss)--net...............    4,934,258    2,857,956     (178,664)      4,406,540        304,423    326,014      215,875
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
Realized and unrealized gains
 (losses) on investments and
 foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......      138,890    3,336,804   21,475,571       4,214,805      8,723,984     14,263       33,341
        Foreign currency
         transactions..............           --           --           --         (68,230)            --         --           --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................   (1,394,163)  25,995,361    8,718,053      23,741,359     (2,113,307)  (123,136)    (172,492)
        Translation of assets and
         liabilities in foreign
         currencies................           --           --           --          (3,003)            --         --           --
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
Net gains (losses) on
 investments.......................   (1,255,273)  29,332,165   30,193,624      27,884,931      6,610,677   (108,873)    (139,151)
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
Net increase (decrease) in net
 assets resulting from
 operations........................  $ 3,678,985  $32,190,121  $30,014,960     $32,291,471    $ 6,915,100  $ 217,141    $  76,724
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------
                                     -----------  -----------  ------------   -------------   -----------  ----------   ----------

                                      MATURING     MATURING
                                     GOVERNMENT   GOVERNMENT
                                     BOND 2006    BOND 2010    VALUE STOCK
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                     ----------   ----------   -----------
Investment income:
    Interest.......................  $ 182,503    $ 126,001    $   286,838
    Dividends (net of foreign
     withholding taxes of $753,166
     for International Stock
     Portfolio)....................         --           --        980,517
                                     ----------   ----------   -----------
        Total investment income....    182,503      126,001      1,267,355
                                     ----------   ----------   -----------
Expenses (note 5):
    Investment advisory fee........      6,682        4,631        449,978
    Custodian fees.................      3,983        4,445          7,764
    Administrative service fee.....     25,200       25,200         25,200
    Auditing and accounting
     services......................      5,379        5,379          5,983
    Legal fees.....................        148          148            148
    Registration fees..............         18           18             18
    Printing and shareholder
     reports.......................        405          243          6,159
    Directors' fees................         43           29            888
    Insurance......................        327          324          1,311
    Other..........................         42           34            224
                                     ----------   ----------   -----------
        Total expenses.............     42,227       40,451        497,673
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................    (31,536)     (33,042)            --
                                     ----------   ----------   -----------
        Total net expenses.........     10,691        7,409        497,673
                                     ----------   ----------   -----------
        Investment income
         (loss)--net...............    171,812      118,592        769,682
                                     ----------   ----------   -----------
Realized and unrealized gains
 (losses) on investments and
 foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......     36,005       18,011      7,197,176
        Foreign currency
         transactions..............         --           --             --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................   (216,858)    (144,636)     8,706,912
        Translation of assets and
         liabilities in foreign
         currencies................         --           --             --
                                     ----------   ----------   -----------
Net gains (losses) on
 investments.......................   (180,853)    (126,625)    15,904,088
                                     ----------   ----------   -----------
Net increase (decrease) in net
 assets resulting from
 operations........................  $  (9,041)   $  (8,033)   $16,673,770
                                     ----------   ----------   -----------
                                     ----------   ----------   -----------

MIMLIC SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                                   MONEY MARKET
                                          GROWTH PORTFOLIO            BOND PORTFOLIO                PORTFOLIO
                                     --------------------------  -------------------------  --------------------------
                                         1996          1995         1996          1995          1996          1995
                                     ------------  ------------  -----------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net....  $  2,348,606  $  1,885,333  $ 7,069,687  $  5,666,378  $  2,123,183  $  1,340,783
  Net realized gains (losses) on
   investments.....................    60,829,755    17,645,339     (121,439)    3,734,900            --            --
  Net change in unrealized
   appreciation or depreciation of
   investments.....................   (27,909,772)   19,185,038   (3,067,081)    5,968,239            --            --
                                     ------------  ------------  -----------  ------------  ------------  ------------
    Net increase in net assets
     resulting from operations.....    35,268,589    38,715,710    3,881,167    15,369,517     2,123,183     1,340,783
                                     ------------  ------------  -----------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........    (1,885,333)   (1,650,255)  (5,666,378)   (2,999,724)   (2,123,183)   (1,340,783)
  Net realized gains...............   (17,716,504)   (6,215,125)  (1,021,457)           --            --            --
                                     ------------  ------------  -----------  ------------  ------------  ------------
    Total distributions............   (19,601,837)   (7,865,380)  (6,687,835)   (2,999,724)   (2,123,183)   (1,340,783)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Capital share transactions (note
   6):
  Proceeds from sales..............    46,018,318    32,540,549   38,198,366    24,809,311    77,174,302    36,944,812
  Shares issued as a result of
   reinvested distributions........    19,601,837     7,865,380    6,687,835     2,999,724     2,131,453     1,335,757
  Payments for redemption of
   shares..........................   (34,499,910)  (26,947,664) (17,238,784)  (13,813,438)  (58,011,515)  (31,221,058)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions.............    31,120,245    13,458,265   27,647,417    13,995,597    21,294,240     7,059,511
                                     ------------  ------------  -----------  ------------  ------------  ------------
    Total increase in net assets...    46,786,997    44,308,595   24,840,749    26,365,390    21,294,240     7,059,511
Net assets at beginning of year....   201,677,558   157,368,963  101,044,829    74,679,439    30,166,380    23,106,869
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net assets at end of year
   (including undistributed net
   investment income of $2,348,606
   and $1,885,333 for Growth,
   $7,069,687 and $5,666,378 for
   Bond, $0 and $0 for Money
   Market, $11,750,366 and
   $11,587,244 for Asset
   Allocation, $4,934,258 and
   $4,531,053 for Mortgage
   Securities, $2,857,956 and
   $1,984,153 for Index 500 and $0
   and $0 for Capital Appreciation,
   respectively....................  $248,464,555  $201,677,558  $125,885,578 $101,044,829  $ 51,460,620  $ 30,166,380
                                     ------------  ------------  -----------  ------------  ------------  ------------
                                     ------------  ------------  -----------  ------------  ------------  ------------

See accompanying notes to financial statements.

                                         ASSET ALLOCATION          MORTGAGE SECURITIES
                                             PORTFOLIO                  PORTFOLIO             INDEX 500 PORTFOLIO
                                     -------------------------  -------------------------  --------------------------
                                        1996          1995         1996          1995          1996          1995
                                     -----------  ------------  -----------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net....  $11,750,366  $ 11,587,244  $ 4,934,258  $  4,531,053  $  2,857,956  $  1,984,153
  Net realized gains (losses) on
   investments.....................   24,349,692    22,040,129      138,890     1,181,245     3,336,804       989,818
  Net change in unrealized
   appreciation or depreciation of
   investments.....................    9,054,264    34,618,189   (1,394,163)    4,752,049    25,995,361    26,535,228
                                     -----------  ------------  -----------  ------------  ------------  ------------
    Net increase in net assets
     resulting from operations.....   45,154,322    68,245,562    3,678,985    10,464,347    32,190,121    29,509,199
                                     -----------  ------------  -----------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........  (11,587,244)   (8,662,733)  (4,531,053)   (4,169,579)   (1,984,153)   (1,540,293)
  Net realized gains...............  (21,215,841)   (3,165,106)          --            --    (1,027,104)     (609,060)
                                     -----------  ------------  -----------  ------------  ------------  ------------
    Total distributions............  (32,803,085)  (11,827,839)  (4,531,053)   (4,169,579)   (3,011,257)   (2,149,353)
                                     -----------  ------------  -----------  ------------  ------------  ------------
Capital share transactions (note
 6):
  Proceeds from sales..............   84,153,296    63,178,126   19,427,231    13,052,763    77,547,421    36,939,888
  Shares issued as a result of
   reinvested distributions........   32,803,085    11,827,839    4,531,053     4,169,579     3,011,257     2,149,353
  Payments for redemption of
   shares..........................  (63,608,788)  (55,042,670) (16,860,214)  (13,436,928)  (29,340,723)  (15,881,993)
                                     -----------  ------------  -----------  ------------  ------------  ------------
Increase in net assets from capital
 shares transactions...............   53,347,593    19,963,295    7,098,070     3,785,414    51,217,955    23,207,248
                                     -----------  ------------  -----------  ------------  ------------  ------------
    Total increase in net assets...   65,698,830    76,381,018    6,246,002    10,080,182    80,396,819    50,567,094
Net assets at beginning of year....  349,010,314   272,629,296   69,745,973    59,665,791   123,998,599    73,431,505
                                     -----------  ------------  -----------  ------------  ------------  ------------
Net assets at end of year
 (including undistributed net
 investment income of $2,348,606
 and $1,885,333 for Growth,
 $7,069,687 and $5,666,378 for
 Bond, $0 and $0 for Money Market,
 $11,750,366 and $11,587,244 for
 Asset Allocation, $4,934,258 and
 $4,531,053 for Mortgage
 Securities, $2,857,956 and
 $1,984,153 for Index 500 and $0
 and $0 for Capital Appreciation,
 respectively......................  $414,709,144 $349,010,314  $75,991,975  $ 69,745,973  $204,395,418  $123,998,599
                                     -----------  ------------  -----------  ------------  ------------  ------------
                                     -----------  ------------  -----------  ------------  ------------  ------------

                                        CAPITAL APPRECIATION
                                             PORTFOLIO
                                     --------------------------
                                         1996          1995
                                     ------------  ------------
Operations:
  Investment income (loss)--net....  $   (178,664) $   (217,760)
  Net realized gains (losses) on
   investments.....................    21,475,571     6,284,588
  Net change in unrealized
   appreciation or depreciation of
   investments.....................     8,718,053    21,970,841
                                     ------------  ------------
    Net increase in net assets
     resulting from operations.....    30,014,960    28,037,669
                                     ------------  ------------
Distributions to shareholders from:
  Investment income--net...........            --            --
  Net realized gains...............    (4,759,442)   (3,373,884)
                                     ------------  ------------
    Total distributions............    (4,759,442)   (3,373,884)
                                     ------------  ------------
Capital share transactions (note
 6):
  Proceeds from sales..............    55,469,252    43,468,072
  Shares issued as a result of
   reinvested distributions........     4,759,442     3,373,884
  Payments for redemption of
   shares..........................   (34,535,706)  (23,592,979)
                                     ------------  ------------
Increase in net assets from capital
 shares transactions...............    25,692,988    23,248,977
                                     ------------  ------------
    Total increase in net assets...    50,948,506    47,912,762
Net assets at beginning of year....   163,519,780   115,607,018
                                     ------------  ------------
Net assets at end of year
 (including undistributed net
 investment income of $2,348,606
 and $1,885,333 for Growth,
 $7,069,687 and $5,666,378 for
 Bond, $0 and $0 for Money Market,
 $11,750,366 and $11,587,244 for
 Asset Allocation, $4,934,258 and
 $4,531,053 for Mortgage
 Securities, $2,857,956 and
 $1,984,153 for Index 500 and $0
 and $0 for Capital Appreciation,
 respectively......................  $214,468,286  $163,519,780
                                     ------------  ------------
                                     ------------  ------------

MIMLIC SERIES FUND, INC.

YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                              MATURING GOVERNMENT
                                        INTERNATIONAL STOCK       SMALL COMPANY PORTFOLIO
                                             PORTFOLIO                                        BOND 1998 PORTFOLIO
                                     --------------------------  -------------------------  -----------------------
                                         1996          1995         1996          1995         1996        1995
                                     ------------  ------------  -----------  ------------  ----------  -----------
Operations:
  Investment income--net...........  $  4,406,540  $  3,292,425  $   304,423  $    112,463  $  326,014  $   271,760
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................     4,146,575     4,684,307    8,723,984     3,782,537      14,263        1,067
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............    23,738,356     8,227,365   (2,113,307)   16,659,924    (123,136)     359,251
                                     ------------  ------------  -----------  ------------  ----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations....................    32,291,471    16,204,097    6,915,100    20,554,924     217,141      632,078
                                     ------------  ------------  -----------  ------------  ----------  -----------
Distributions to shareholders from:
  Investment income--net...........    (4,201,200)           --     (302,963)     (111,500)     (3,760)    (269,178)
  Tax return of capital............            --            --           --            --          --           --
  Net realized gains...............    (4,599,310)           --  (13,553,934)     (969,415)         --       (1,067)
                                     ------------  ------------  -----------  ------------  ----------  -----------
    Total distributions............    (8,800,510)           --  (13,856,897)   (1,080,915)     (3,760)    (270,245)
                                     ------------  ------------  -----------  ------------  ----------  -----------
Capital share transactions (note
   6):
  Proceeds from sales..............    69,628,923    45,334,046   62,610,535    38,430,026   1,742,631    2,803,879
  Shares issued as a result of
   reinvested distributions........     8,800,510            --   13,856,897     1,080,915       3,760      270,245
  Payments for redemption of
   shares..........................   (29,082,358)  (28,258,386) (23,876,807)  (11,194,748)   (917,593)  (1,780,820)
                                     ------------  ------------  -----------  ------------  ----------  -----------
Increase (decrease) in net assets
   from capital shares
   transactions....................    49,347,075    17,075,660   52,590,625    28,316,193     828,798    1,293,304
                                     ------------  ------------  -----------  ------------  ----------  -----------
    Total increase in net assets...    72,838,036    33,279,757   45,648,828    47,790,202   1,042,179    1,655,137
Net assets at beginning of year....   140,769,565   107,489,808   98,894,926    51,104,724   5,056,853    3,401,716
                                     ------------  ------------  -----------  ------------  ----------  -----------
Net assets at end of year
   (including undistributed net
   investment income of $7,116,929
   and $4,201,200 for International
   Stock, $2,423 amd $963 for Small
   Company, $326,014 and $3,760 for
   Maturing Government Bond 1998,
   $1,875 and $0 for Maturing
   Government Bond 2002, $1,812 and
   $1,524 for Maturing Government
   Bond 2006, $118,592 and $1,072
   for Maturing Government Bond
   2010 and $9,682 and $3,814 for
   Value Stock, respectively.......  $213,607,601  $140,769,565  $144,543,754 $ 98,894,926  $6,099,032  $ 5,056,853
                                     ------------  ------------  -----------  ------------  ----------  -----------
                                     ------------  ------------  -----------  ------------  ----------  -----------

See accompanying notes to financial statements.

                                       MATURING GOVERNMENT     MATURING GOVERNMENT
                                       BOND 2002 PORTFOLIO     BOND 2006 PORTFOLIO
                                     -----------------------  ----------------------
                                        1996        1995         1996        1995
                                     ----------  -----------  ----------  ----------
Operations:
  Investment income--net...........  $  215,875  $   187,782  $  171,812  $  143,024
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................      33,341        8,323      36,005       2,190
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............    (172,492)     446,613    (216,858)    504,542
                                     ----------  -----------  ----------  ----------
    Net increase (decrease) in net
     assets resulting from
     operations....................      76,724      642,718      (9,041)    649,756
                                     ----------  -----------  ----------  ----------
Distributions to shareholders from:
  Investment income--net...........    (214,000)    (189,044)   (171,524)   (142,792)
  Tax return of capital............          --       (6,040)         --          --
  Net realized gains...............          --           --      (4,256)         --
                                     ----------  -----------  ----------  ----------
    Total distributions............    (214,000)    (195,084)   (175,780)   (142,792)
                                     ----------  -----------  ----------  ----------
Capital share transactions (note
 6):
  Proceeds from sales..............   1,054,826      862,287     743,284     539,818
  Shares issued as a result of
   reinvested distributions........     214,000      195,084     175,780     142,792
  Payments for redemption of
   shares..........................    (280,991)  (1,030,858)   (208,659)   (479,630)
                                     ----------  -----------  ----------  ----------
Increase (decrease) in net assets
 from capital shares
 transactions......................     987,835       26,513     710,405     202,980
                                     ----------  -----------  ----------  ----------
    Total increase in net assets...     850,559      474,147     525,584     709,944
Net assets at beginning of year....   3,049,426    2,575,279   2,569,552   1,859,608
                                     ----------  -----------  ----------  ----------
Net assets at end of year
 (including undistributed net
 investment income of $7,116,929
 and $4,201,200 for International
 Stock, $2,423 amd $963 for Small
 Company, $326,014 and $3,760 for
 Maturing Government Bond 1998,
 $1,875 and $0 for Maturing
 Government Bond 2002, $1,812 and
 $1,524 for Maturing Government
 Bond 2006, $118,592 and $1,072 for
 Maturing Government Bond 2010 and
 $9,682 and $3,814 for Value Stock,
 respectively......................  $3,899,985  $ 3,049,426  $3,095,136  $2,569,552
                                     ----------  -----------  ----------  ----------
                                     ----------  -----------  ----------  ----------

                                       MATURING GOVERNMENT
                                       BOND 2010 PORTFOLIO      VALUE STOCK PORTFOLIO
                                     -----------------------  -------------------------
                                        1996        1995          1996         1995
                                     ----------  -----------  ------------  -----------
Operations:
  Investment income--net...........  $  118,592  $    76,072  $    769,682  $   235,814
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................      18,011       (2,181)    7,197,176    1,761,136
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............    (144,636)     334,118     8,706,912    3,206,550
                                     ----------  -----------  ------------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations....................      (8,033)     408,009    16,673,770    5,203,500
                                     ----------  -----------  ------------  -----------
Distributions to shareholders from:
  Investment income--net...........      (1,072)     (75,785)     (763,814)    (233,111)
  Tax return of capital............          --           --            --           --
  Net realized gains...............          --           --    (5,854,725)  (1,350,762)
                                     ----------  -----------  ------------  -----------
    Total distributions............      (1,072)     (75,785)   (6,618,539)  (1,583,873)
                                     ----------  -----------  ------------  -----------
Capital share transactions (note
 6):
  Proceeds from sales..............   1,851,191    1,121,319    59,733,886   20,708,752
  Shares issued as a result of
   reinvested distributions........       1,072       75,785     6,618,539    1,583,873
  Payments for redemption of
   shares..........................    (413,947)  (1,216,768)  (11,045,562)  (2,858,057)
                                     ----------  -----------  ------------  -----------
Increase (decrease) in net assets
 from capital shares
 transactions......................   1,438,316      (19,664)   55,306,863   19,434,568
                                     ----------  -----------  ------------  -----------
    Total increase in net assets...   1,429,211      312,560    65,362,094   23,054,195
Net assets at beginning of year....   1,383,606    1,071,046    31,825,034    8,770,839
                                     ----------  -----------  ------------  -----------
Net assets at end of year
 (including undistributed net
 investment income of $7,116,929
 and $4,201,200 for International
 Stock, $2,423 amd $963 for Small
 Company, $326,014 and $3,760 for
 Maturing Government Bond 1998,
 $1,875 and $0 for Maturing
 Government Bond 2002, $1,812 and
 $1,524 for Maturing Government
 Bond 2006, $118,592 and $1,072 for
 Maturing Government Bond 2010 and
 $9,682 and $3,814 for Value Stock,
 respectively......................  $2,812,817  $ 1,383,606  $ 97,187,128  $31,825,034
                                     ----------  -----------  ------------  -----------
                                     ----------  -----------  ------------  -----------

MIMLIC SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

(1)  ORGANIZATION
    MIMLIC Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of fourteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock). The Fund accounts for the assets, liabilities and operations of each portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to The Minnesota Mutual Life Insurance Company's (Minnesota Mutual) separate accounts in connection with Minnesota Mutual variable contracts and policies.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities, with the exception of Money Market and International Stock, are valued at market. For International Stock, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock is subject to the credit risk that the other party will not complete the obligations of the contract.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 1996, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $1,641,719. The Mortgage Securities Portfolio has segregated assets, with the Portfolio's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 1996, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Bond................................................................  $  175,256
Mortgage Securities.................................................   3,145,349

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                                               UNDISTRIBUTED
                                                                    NET             ACCUMULATED       ADDITIONAL
                                                                 INVESTMENT          REALIZED           PAID IN
                                                                   INCOME          GAINS/LOSSES         CAPITAL
                                                              ----------------  -------------------  -------------
Capital Appreciation........................................     $  178,664         $        --        $(178,664)
International Stock.........................................      2,710,389          (2,710,389)              --

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

(3)  INVESTMENT SECURITY TRANSACTIONS
    For the year ended December 31, 1996, the cost of purchases and proceeds from sales of investment securities aggregated $262,858,547 and $242,090,557, respectively, for Money Market. For the other portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 1996 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $324,085,393  $ 336,687,170
Bond...............................................   188,812,283    162,444,693
Asset Allocation...................................   410,492,113    411,384,256
Mortgage Securities................................    55,796,529     48,631,281
Index 500..........................................    74,914,697     24,376,791
Capital Appreciation...............................   127,869,280    114,283,014
International Stock................................    57,913,522     18,096,218
Small Company......................................   112,420,283     78,402,625
Maturing Government Bond 1998......................     2,055,511        940,223
Maturing Government Bond 2002......................     1,655,534        712,365
Maturing Government Bond 2006......................     1,445,972        669,724
Maturing Government Bond 2010......................     2,819,266      1,222,603
Value Stock........................................    92,193,956     48,902,683

(4)  FORWARD FOREIGN CURRENCY CONTRACTS
    On December 31, 1996, International Stock had entered into forward currency contracts that obligate International Stock to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE      CURRENCY TO BE        CURRENCY TO BE       UNREALIZED       UNREALIZED
  DATE          DELIVERED              RECEIVED         APPRECIATION     DEPRECIATION
--------    ------------------    ------------------    ------------     ------------
01/31/97      2,206,104    FRF        422,463    US$        $ --            $1,890
01/03/97        235,291    HKD         30,380    US$          --                39
01/03/97         94,192    US$        741,948    MXN          60                --
01/31/97         58,346    US$        300,599    FRF          --               525
01/07/97         84,769    US$        397,990    ZAR         317                --
                                                             ---             -----
                                                            $377            $2,454
                                                             ---             -----
                                                             ---             -----

   FRF     French Franc
   HKD     Hong Kong Dollar
   MXN     Mexican Peso
   ZAR     South African Rand
   US$     United States Dollar

(5)  EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has entered into an investment advisory agreement with MIMLIC Asset Management Company (MIMLIC Management). Each portfolio of the Fund pays MIMLIC Management an annual fee, based on average daily net assets, in the following amounts:

PORTFOLIO                                            ANNUAL FEE
----------------------------------------  --------------------------------
Growth..................................        .50%
Bond....................................        .50%
Money Market............................        .50%
Asset Allocation........................        .50%
Mortgage Securities.....................        .50%
Index 500...............................        .40%
Capital Appreciation....................        .75%
International Stock.....................       1.00%  on the first $10
                                                      million in net
                                                       assets
                                                .90%  on the next $15
                                                       million
                                                .80%  on the next $25
                                                       million
                                                .75%  on the next $50
                                                       million
                                                .65%  thereafter
Small Company...........................        .75%
Maturing Government Bond 1998...........        .05%  until April 30, 1998
                                                      and .25% thereafter
Maturing Government Bond 2002...........        .05%  until April 30, 1998
                                                      and .25% thereafter
Maturing Government Bond 2006...........        .25%
Maturing Government Bond 2010...........        .25%
Value Stock.............................        .75%

    Under these agreements, MIMLIC Management manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel.

    For Capital Appreciation, MIMLIC Management has a sub-advisory agreement with Winslow Capital Management, Inc. (Winslow). On April 23, 1996, the shareholders of Capital Appreciation approved a new sub-advisory agreement between MIMLIC Management and Winslow. Under the new sub-advisory agreement, effective May 1, 1996, MIMLIC Management pays Winslow a fee equal to .375 percent of net assets of Capital Appreciation. Prior to May 1, 1996, MIMLIC Management paid Winslow a fee equal to .50 percent on the first $75 million in net assets and .45 percent of all net assets in excess of $75 million. For International Stock, MIMLIC Management has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, MIMLIC Management pays Templeton a fee equal to .75 percent on the first $10 million in net assets, .65 percent on the next $15 million, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on the next $100 million and thereafter. On September 30, 1996, the shareholders of Growth approved a sub-advisory agreement between MIMLIC Management and Voyageur Fund Managers, Inc. (Voyageur). Under the sub-advisory agreement, effective October 1, 1996, MIMLIC Management pays Voyageur a fee equal to .25 percent of net assets of Growth.

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder reports, legal, auditing, custodian fees, organizational costs and other miscellaneous expenses. Each portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each portfolio. Minnesota Mutual directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Mutual. Minnesota Mutual has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the year ended December 31, 1996,

Minnesota Mutual voluntarily agreed to absorb $27,510, $31,158, $31,536 and $33,042 in expenses that were otherwise payable by Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006 and Maturing Government 2010, respectively.

    Each portfolio pays an administrative services fee to Minnesota Mutual for accounting, legal and other administrative services which Minnesota Mutual provides. Prior to May 1, 1996, the administrative services fee for each portfolio was $1,500 per month. Effective May 1, 1996, the administrative service fee for each portfolio is $2,400 per month.

(6)  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of portfolios for the years ended December 31, 1996 and 1995 were as follows:

                                                                        GROWTH                         BOND
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................   20,525,981     15,942,741     30,374,847     19,917,487
Issued for reinvested distributions.........................    9,579,976      4,188,367      5,583,992      2,571,473
Redeemed....................................................  (15,345,143)   (13,194,015)   (13,706,716)   (11,200,741)
                                                              -----------    -----------    -----------    -----------
                                                               14,760,814      6,937,093     22,252,123     11,288,219
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------


                                                                     MONEY MARKET                ASSET ALLOCATION
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................   77,174,302     36,944,812     46,935,708     37,854,023
Issued for reinvested distributions.........................    2,131,453      1,335,757     19,792,634      7,646,551
Redeemed....................................................  (58,011,515)   (31,221,058)   (35,436,505)   (33,295,460)
                                                              -----------    -----------    -----------    -----------
                                                               21,294,240      7,059,511     31,291,837     12,205,114
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

                                                                 MORTGAGE SECURITIES                INDEX 500
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................   16,716,254     11,363,781     35,516,209     20,529,294
Issued for reinvested distributions.........................    4,096,652      3,873,396      1,471,728      1,340,030
Redeemed....................................................  (14,548,820)   (11,794,395)   (13,411,996)    (8,948,748)
                                                              -----------    -----------    -----------    -----------
                                                                6,264,086      3,442,782     23,575,941     12,920,576
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

                                                                 CAPITAL APPRECIATION          INTERNATIONAL STOCK
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................   23,723,099     21,549,468     47,517,336     34,352,552
Issued for reinvested distributions.........................    2,186,263      1,816,119      6,279,337             --
Redeemed....................................................  (14,818,769)   (11,636,441)   (19,870,998)   (21,587,691)
                                                              -----------    -----------    -----------    -----------
                                                               11,090,593     11,729,146     33,925,675     12,764,861
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

                                                                                               MATURING GOVERNMENT
                                                                    SMALL COMPANY                   BOND 1998
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................   37,985,089     27,268,886      1,646,497      2,804,374
Issued for reinvested distributions.........................    9,010,911        681,476          3,671        261,002
Redeemed....................................................  (14,536,066)    (7,902,817)      (875,000)    (1,791,322)
                                                              -----------    -----------    -----------    -----------
                                                               32,459,934     20,047,545        775,168      1,274,054
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

                                                                 MATURING GOVERNMENT           MATURING GOVERNMENT
                                                                      BOND 2002                     BOND 2006
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................      979,665        819,908        667,732        493,557
Issued for reinvested distributions.........................      202,767        179,675        159,037        122,592
Redeemed....................................................     (260,338)      (966,191)      (186,970)      (441,900)
                                                              -----------    -----------    -----------    -----------
                                                                  922,094         33,392        639,799        174,249
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

                                                                 MATURING GOVERNMENT
                                                                      BOND 2010                    VALUE STOCK
                                                              --------------------------    --------------------------
                                                                 1996           1995           1996           1995
                                                              -----------    -----------    -----------    -----------
Sold........................................................    1,639,014      1,062,561     40,038,292     16,963,575
Issued for reinvested distributions.........................        1,015         63,051      4,188,960      1,227,850
Redeemed....................................................     (378,863)    (1,163,056)    (7,390,558)    (2,330,611)
                                                              -----------    -----------    -----------    -----------
                                                                1,261,166        (37,444)    36,836,694     15,860,814
                                                              -----------    -----------    -----------    -----------
                                                              -----------    -----------    -----------    -----------

(7)  ILLIQUID SECURITIES
    Each portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 1996, investments in securities of Bond, Money Market, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Money Market, Asset Allocation, Mortgage Securities and International Stock at December 31, 1996 were $2,596,880, $1,398,659, $28,242,175, $3,873,193 and
$10,332,993, respectively, which represent 2.1%, 2.7%, 6.8%, 5.1% and 4.8% of net assets, respectively. Securities are valued by procedures described in note
2. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8) FINANCIAL HIGHLIGHTS

    The following tables for each Portfolio show certain per share data for a share of capital stock outstanding during the periods and selected information for each period:

GROWTH PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------
                                                                 1996(C)     1995       1994       1993       1992
                                                                ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year............................     $2.210     $1.866     $1.912     $1.889     $1.864
                                                                ---------  ---------  ---------  ---------  ---------
Income from investment operations:
    Net investment income.....................................       .022       .021       .019       .020       .026
    Net gains or losses on securities (both realized and
      unrealized).............................................       .325       .416      (.005)      .063       .060
                                                                ---------  ---------  ---------  ---------  ---------
        Total from investment operations......................       .347       .437       .014       .083       .086
                                                                ---------  ---------  ---------  ---------  ---------
Less distributions:
    Dividends from net investment income......................      (.021)     (.020)     (.020)     (.027)     (.031)
    Distributions from capital gains..........................      (.193)     (.073)     (.040)     (.033)     (.030)
                                                                ---------  ---------  ---------  ---------  ---------
        Total distributions...................................      (.214)     (.093)     (.060)     (.060)     (.061)
                                                                ---------  ---------  ---------  ---------  ---------
Net asset value, end of year..................................     $2.343     $2.210     $1.866     $1.912     $1.889
                                                                ---------  ---------  ---------  ---------  ---------
                                                                ---------  ---------  ---------  ---------  ---------
Total return (a)..............................................       17.2%      24.3%        .8%       4.7%       4.8%
Net assets, end of year (in thousands)........................  $ 248,465  $ 201,678  $ 157,369  $ 125,745  $  99,128
Ratio of expenses to average daily net assets.................        .59%       .55%       .56%       .58%       .58%
Ratio of net investment income to average daily net assets....       1.04%      1.04%      1.22%      1.21%      1.72%
Portfolio turnover rate (excluding short-term securities).....      154.7%      91.9%      42.0%      51.0%      22.4%
Average commission rate on stock transactions (b).............  $   .0617        N/A        N/A        N/A        N/A

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) On October 1, 1996, the Portfolio entered into a new sub-advisory agreement with Voyageur Fund Managers, Inc. to perform sub-advisory services for the Portfolio.

BOND PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                1996        1995       1994       1993       1992
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of year..........................    $1.332      $1.157     $1.300     $1.258     $1.264
                                                              --------    --------    -------    -------    -------
Income from investment operations:
    Net investment income...................................      .068        .074       .042       .051       .053
    Net gains or losses on securities (both realized and
      unrealized)...........................................     (.034)       .147      (.100)      .074       .024
                                                              --------    --------    -------    -------    -------
        Total from investment operations....................      .034        .221      (.058)      .125       .077
                                                              --------    --------    -------    -------    -------
Less distributions:
    Dividends from net investment income....................     (.070)      (.046)     (.052)     (.058)     (.069)
    Distributions from capital gains........................     (.013)         --      (.033)     (.025)     (.014)
                                                              --------    --------    -------    -------    -------
        Total distributions.................................     (.083)      (.046)     (.085)     (.083)     (.083)
                                                              --------    --------    -------    -------    -------
Net asset value, end of year................................    $1.283      $1.332     $1.157     $1.300     $1.258
                                                              --------    --------    -------    -------    -------
                                                              --------    --------    -------    -------    -------
Total return (a)............................................       3.0%       19.8%      (4.6)%     10.3%       6.7%
Net assets, end of year (in thousands)......................  $125,886    $101,045    $74,679    $43,927    $24,914
Ratio of expenses to average daily net assets (b)...........       .56%        .58%       .61%       .64%       .65%
Ratio of net investment income to average daily net assets
  (b).......................................................      6.36%       6.57%      6.12%      5.57%      6.56%
Portfolio turnover rate (excluding short-term securities)...     154.0%      205.4%     166.2%     166.8%     140.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $12,179 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72% and the ratio of net investment income to average daily net assets would have been 6.49%.

MONEY MARKET PORTFOLIO

                                                                                   YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------------
                                                                      1996       1995       1994       1993       1992
                                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year................................     $1.000     $1.000     $1.000     $1.000     $1.000
                                                                    ---------  ---------  ---------  ---------  ---------
Income from investment operations:
    Net investment income.........................................       .048       .053       .036       .027       .032
                                                                    ---------  ---------  ---------  ---------  ---------
        Total from investment operations..........................       .048       .053       .036       .027       .032
                                                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
    Dividends from net investment income..........................      (.048)     (.053)     (.036)     (.027)     (.032)
                                                                    ---------  ---------  ---------  ---------  ---------
        Total distributions.......................................      (.048)     (.053)     (.036)     (.027)     (.032)
                                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year......................................     $1.000     $1.000     $1.000     $1.000     $1.000
                                                                    ---------  ---------  ---------  ---------  ---------
                                                                    ---------  ---------  ---------  ---------  ---------
Total return (a)..................................................        4.9%       5.4%       3.7%       2.7%       3.2%
Net assets, end of year (in thousands)............................  $  51,461  $  30,166  $  23,107  $  18,423  $  13,591
Ratio of expenses to average daily net assets (b).................        .60%       .64%       .65%       .65%       .65%
Ratio of net investment income to average daily net assets (b)....       4.81%      5.29%      3.71%      2.65%      3.17%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $13,734, $23,714 and $20,913 in expenses for the years ended December 31, 1994, 1993 and 1992, respectively. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72%, .81% and .80%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64%, 2.49% and 3.02%, respectively.

ASSET ALLOCATION PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                1996        1995        1994        1993        1992
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of year..........................    $1.826      $1.524      $1.589      $1.574      $1.558
                                                              --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income...................................      .052        .061        .047        .030        .034
    Net gains or losses on securities (both realized and
     unrealized)............................................      .155        .308       (.069)       .066        .070
                                                              --------    --------    --------    --------    --------
        Total from investment operations....................      .207        .369       (.022)       .096        .104
                                                              --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income....................     (.059)      (.049)      (.033)      (.037)      (.041)
    Distributions from capital gains........................     (.109)      (.018)      (.010)      (.044)      (.047)
                                                              --------    --------    --------    --------    --------
        Total distributions.................................     (.168)      (.067)      (.043)      (.081)      (.088)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year................................    $1.865      $1.826      $1.524      $1.589      $1.574
                                                              --------    --------    --------    --------    --------
                                                              --------    --------    --------    --------    --------
Total return (a)............................................      12.5%       25.0%       (1.4)%       6.5%        7.3%
Net assets, end of year (in thousands)......................  $414,709    $349,010    $272,629    $250,011    $150,998
Ratio of expenses to average daily net assets...............       .54%        .55%        .56%        .57%        .60%
Ratio of net investment income to average daily net
  assets....................................................      3.09%       3.75%       3.31%       2.63%       3.68%
Portfolio turnover rate (excluding short-term securities)...     120.1%      157.0%      123.6%       85.7%      106.5%
Average commission rate on stock transactions (b)...........  $  .0692         N/A         N/A         N/A         N/A

----------
(a) Total return figures are based on a share of outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

MORTGAGE SECURITIES PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1996       1995       1994       1993       1992
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of year..........................   $1.207     $1.098     $1.218     $1.185     $1.196
                                                              -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income...................................     .076       .081       .074       .054       .045
    Net gains or losses on securities (both realized and
     unrealized)............................................    (.020)      .107      (.115)      .052       .024
                                                              -------    -------    -------    -------    -------
        Total from investment operations....................     .058       .188      (.041)      .106       .069
                                                              -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income....................    (.078)     (.079)     (.054)     (.055)     (.056)
    Distributions from capital gains........................       --         --      (.025)     (.018)     (.024)
                                                              -------    -------    -------    -------    -------
        Total distributions.................................    (.078)     (.079)     (.079)     (.073)     (.080)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................   $1.187     $1.207     $1.098     $1.218     $1.185
                                                              -------    -------    -------    -------    -------
                                                              -------    -------    -------    -------    -------
Total return (a)............................................      5.3%      18.0%      (3.4)%      9.3%       6.4%
Net assets, end of year (in thousands)......................  $75,992    $69,746    $59,666    $63,902    $37,011
Ratio of expenses to average daily net assets (b)...........      .58%       .58%       .60%       .63%       .65%
Ratio of net investment income to average daily net assets
  (b).......................................................     6.94%      7.09%      6.55%      5.87%      6.64%
Portfolio turnover rate (excluding short-term securities)...     70.0%     133.7%     197.3%     138.4%      96.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $10,341 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .69% and the ratio of net investment income to average daily net assets would have been 6.60%.

INDEX 500 PORTFOLIO

                                                                                 YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                    1996       1995       1994       1993       1992
                                                                  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year..............................     $2.023     $1.518     $1.532     $1.428     $1.454
                                                                  ---------  ---------  ---------  ---------  ---------
Income from investment operations:
    Net investment income.......................................       .031       .031       .029       .026       .024
    Net gains or losses on securities (both realized and
      unrealized)...............................................       .400       .517      (.012)      .110       .073
                                                                  ---------  ---------  ---------  ---------  ---------
        Total from investment operations........................       .431       .548       .017       .136       .097
                                                                  ---------  ---------  ---------  ---------  ---------
Less distributions:
    Dividends from net investment income........................      (.030)     (.031)     (.026)     (.025)     (.032)
    Distributions from capital gains............................      (.015)     (.012)     (.005)     (.007)     (.091)
                                                                  ---------  ---------  ---------  ---------  ---------
        Total distributions.....................................      (.045)     (.043)     (.031)     (.032)     (.123)
                                                                  ---------  ---------  ---------  ---------  ---------
Net asset value, end of year....................................     $2.409     $2.023     $1.518     $1.532     $1.428
                                                                  ---------  ---------  ---------  ---------  ---------
                                                                  ---------  ---------  ---------  ---------  ---------
Total return (a)................................................       21.6%      36.8%       1.2%       9.8%       7.4%
Net assets, end of year (in thousands)..........................  $ 204,395  $ 123,999  $  73,432  $  56,209  $  35,620
Ratio of expenses to average daily net assets (b)...............        .45%       .47%       .50%       .55%       .55%
Ratio of net investment income to average daily net assets
  (b)...........................................................       1.77%      2.08%      2.34%      2.27%      2.42%
Portfolio turnover rate (excluding short-term securities).......       15.2%       4.8%       5.9%       4.8%       6.1%
Average commission rate on stock transactions (c)...............  $   .0429        N/A        N/A        N/A        N/A

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $7,228 in expenses for the year ended December 31, 1992. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .58% and the ratio of net investment income to average daily net assets would have been 2.39%.
(c) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

CAPITAL APPRECIATION PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                1996        1995        1994       1993      1992(A)
                                                              --------    --------    --------    -------    -------
Net asset value, beginning of year..........................    $2.160      $1.808      $1.797     $1.682     $1.684
                                                              --------    --------    --------    -------    -------
Income from investment operations:
    Net investment income (loss)............................     (.002)      (.003)         --       .001       .004
    Net gains or losses on securities (both realized and
      unrealized)...........................................      .374        .406        .039       .167       .078
                                                              --------    --------    --------    -------    -------
        Total from investment operations....................      .372        .403        .039       .168       .082
                                                              --------    --------    --------    -------    -------
Less distributions:
    Dividends from net investment income....................        --          --       (.002)     (.005)     (.009)
    Distributions from capital gains........................     (.061)      (.051)      (.026)     (.048)     (.075)
                                                              --------    --------    --------    -------    -------
        Total distributions.................................     (.061)      (.051)      (.028)     (.053)     (.084)
                                                              --------    --------    --------    -------    -------
Net asset value, end of year................................    $2.471      $2.160      $1.808     $1.797     $1.682
                                                              --------    --------    --------    -------    -------
                                                              --------    --------    --------    -------    -------
Total return (b)............................................      17.6%       22.8%        2.3%      10.4%       5.0%
Net assets, end of year (in thousands)......................  $214,468    $163,520    $115,607    $84,840    $52,365
Ratio of expenses to average daily net assets (c)...........       .85%        .80%        .83%       .86%       .90%
Ratio of net investment income (loss) to average daily net
  assets (c)................................................      (.09)%      (.15)%      (.09)%      .12%       .42%
Portfolio turnover rate (excluding short-term securities)...      62.9%       51.1%       68.4%      95.9%     138.8%
Average commission rate on stock transactions (d)...........  $  .0625         N/A         N/A        N/A        N/A

----------
(a) On October 1, 1992, the Portfolio entered into a new sub-advisory agreement with Winslow Capital Management, Inc. to perform sub-advisory services for the Portfolio. Prior to October 1, 1992, the Portfolio had a sub-advisory agreement with Alliance Capital Management L.P. for sub-advisory services.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $16,612 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .94% and the ratio of net investment income to average daily net asset would have been .38%.
(d) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                              PERIOD
                                                                                                           FROM MAY 1,
                                                                       YEAR ENDED DECEMBER 31,               1992 TO
                                                              -----------------------------------------    DECEMBER 31,
                                                                1996      1995        1994       1993        1992(A)
                                                              --------  --------    --------    -------    ------------
Net asset value, beginning of period........................    $1.410    $1.235      $1.310      $.919         $1.000
                                                              --------  --------    --------    -------       ------
Income from investment operations:
    Net investment income...................................      .030      .033        .011       .016         .010
    Net gains or losses on securities (both realized and
      unrealized)...........................................      .238      .142       (.015)      .389        (.077)
                                                              --------  --------    --------    -------       ------
        Total from investment operations....................      .268      .175       (.004)      .405        (.067)
                                                              --------  --------    --------    -------       ------
Less distributions:
    Dividends from net investment income....................     (.039)       --       (.029)     (.007)       (.010)
    Excess distributions of net investment income...........        --        --          --         --        (.002)
    Tax return of capital...................................        --        --       (.001)        --           --
    Distributions from capital gains........................     (.042)       --       (.041)     (.007)          --
    Excess distributions of net realized gains..............        --        --          --         --        (.002)
                                                              --------  --------    --------    -------       ------
        Total distributions.................................     (.081)       --       (.071)     (.014)       (.014)
                                                              --------  --------    --------    -------       ------
Net asset value, end of period..............................    $1.597    $1.410      $1.235     $1.310        $.919
                                                              --------  --------    --------    -------       ------
                                                              --------  --------    --------    -------       ------
Total return (b)............................................      19.8%     14.2%        (.3)%     44.2%        (6.8)%(d)
Net assets, end of period (in thousands)....................  $213,608  $140,770    $107,490    $61,106      $17,401
Ratio of expenses to average daily net assets (c)...........      1.06%     1.04%       1.24%      1.55%        2.00%(e)
Ratio of net investment income to average daily net assets
  (c).......................................................      2.53%     2.69%       1.68%      1.04%        2.10%(e)
Portfolio turnover rate (excluding short-term securities)...      11.5%     20.3%       12.9%      12.7%        11.7%
Average commission rate on stock transactions (f)...........  $  .0160       N/A         N/A        N/A          N/A

----------
(a) The inception of the Portfolio was January 21, 1992. However, operations did not commence until May 1, 1992 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $8,450 in expenses for the period from May 1, 1992 to December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.09% and the ratio of net investment income to average daily net assets would have been 2.01%.
(d) Total return presented for the period from May 1, 1992, commencement of operations, to December 31, 1992.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.

SMALL COMPANY PORTFOLIO

                                                                                                     PERIOD
                                                                                                  FROM MAY 3,
                                                                   YEAR ENDED DECEMBER 31,          1993 TO
                                                                ------------------------------    DECEMBER 31,
                                                                  1996       1995       1994        1993(A)
                                                                --------    -------    -------    ------------
Net asset value, beginning of period........................      $1.602     $1.226     $1.157         $1.000
                                                                --------    -------    -------       ------
Income from investment operations:
    Net investment income...................................        .004       .002       .002           --
    Net gains or losses on securities (both realized and
     unrealized)............................................        .097       .392       .069         .173
                                                                --------    -------    -------       ------
        Total from investment operations....................        .101       .394       .071         .173
                                                                --------    -------    -------       ------
Less distributions:
    Dividends from net investment income....................       (.004)     (.002)     (.002)          --
    Distributions from net realized gains...................       (.164)     (.016)        --        (.015)
    Excess distributions of net realized gains..............          --         --         --        (.001)
                                                                --------    -------    -------       ------
        Total distributions.................................       (.168)     (.018)     (.002)       (.016)
                                                                --------    -------    -------       ------
Net asset value, end of period..............................      $1.535     $1.602     $1.226       $1.157
                                                                --------    -------    -------       ------
                                                                --------    -------    -------       ------
Total return (b)............................................         6.5%      32.1%       6.2%        17.4%(c)
Net assets, end of period (in thousands)....................    $144,544    $98,895    $51,105      $13,043
Ratio of expenses to average daily net assets (d)...........         .81%       .84%       .90%         .90%(e)
Ratio of net investment income (loss) to average daily net
  assets (d)................................................         .24%       .15%       .24%        (.02)%(e)
Portfolio turnover rate (excluding short-term securities)...        74.4%      61.3%      28.1%        34.9%
Average commission rate on stock transactions (f)...........    $  .1045        N/A        N/A          N/A

----------
(a) The inception of the Portfolio was January 26, 1993. However, operations did not commence until May 3, 1993 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 3, 1993, commencement of operations, to December 31, 1993.
(d) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70%), respectively.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

                                                                                       PERIOD
                                                              YEAR ENDED DECEMBER    FROM MAY 2,
                                                                      31,              1994 TO
                                                              --------------------  DECEMBER 31,
                                                                1996       1995        1994(A)
                                                              ---------  ---------  -------------
Net asset value, beginning of period........................     $1.038      $.945        $.989
                                                              ---------  ---------        -----
Income from investment operations:
    Net investment income...................................       .058       .059         .043
    Net gains or losses on securities (both realized and
     unrealized)............................................      (.015)      .092        (.043  )
                                                              ---------  ---------        -----
        Total from investment operations....................       .043       .151           --
                                                              ---------  ---------        -----
Less distributions:
    Dividends from net investment income....................      (.001)     (.058)       (.044  )
    Distributions from net realized gains...................         --         --           --
                                                              ---------  ---------        -----
        Total distributions.................................      (.001)     (.058)       (.044  )
                                                              ---------  ---------        -----
Net asset value, end of period..............................     $1.080     $1.038        $.945
                                                              ---------  ---------        -----
                                                              ---------  ---------        -----
Total return (b)............................................        4.1%      16.0%          .1%(c)
Net assets, end of period (in thousands)....................  $   6,099  $   5,057  $     3,402
Ratio of expenses to average daily net assets (d)...........        .20%       .20%         .20%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................       6.19%      6.22%        6.45%(e)
Portfolio turnover rate (excluding short-term securities)...       18.1%       9.0%          --

----------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $27,510, $22,794 and $21,714 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average net assets would have been .72%, .72% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 5.67%, 5.70% and 5.53%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                                                           PERIOD
                                                                                  YEAR ENDED DECEMBER    FROM MAY 2,
                                                                                          31,              1994 TO
                                                                                  --------------------  DECEMBER 31,
                                                                                    1996       1995        1994(A)
                                                                                  ---------  ---------  -------------
Net asset value, beginning of period............................................     $1.091      $.932        $.977
                                                                                  ---------  ---------        -----
Income from investment operations:
    Net investment income.......................................................       .061       .072         .047
    Net gains or losses on securities (both realized and unrealized)............      (.042)      .161        (.044  )
                                                                                  ---------  ---------        -----
        Total from investment operations........................................       .019       .233         .003
                                                                                  ---------  ---------        -----
Less distributions:
    Dividends from net investment income........................................      (.061)     (.072)       (.048  )
    Tax return of capital.......................................................         --      (.002)          --
    Distributions from net realized gains.......................................         --         --           --
                                                                                  ---------  ---------        -----
        Total distributions.....................................................      (.061)     (.074)       (.048  )
                                                                                  ---------  ---------        -----
Net asset value, end of period..................................................     $1.049     $1.091        $.932
                                                                                  ---------  ---------        -----
                                                                                  ---------  ---------        -----
Total return (b)................................................................        1.7%      25.0%          .3%(c)
Net assets, end of period (in thousands)........................................  $   3,900  $   3,049  $     2,575
Ratio of expenses to average daily net assets (d)...............................        .20%       .20%         .20%(e)
Ratio of net investment income to average daily net assets (d)..................       6.52%      6.52%        7.18%(e)
Portfolio turnover rate (excluding short-term securities).......................       21.9%        --         11.6%

----------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $31,158, $24,709 and $23,298 in expenses for the year ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.58%, 5.66% and 5.86%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                     PERIOD FROM
                                                              YEAR ENDED DECEMBER    MAY 2, 1994
                                                                      31,                TO
                                                              --------------------  DECEMBER 31,
                                                                1996       1995        1994(A)
                                                              ---------  ---------  -------------
Net asset value, beginning of period........................  $   1.174  $    .923    $    .970
                                                              ---------  ---------        -----
Income from investment operations:
    Net investment income...................................       .064       .069         .047
    Net gains or losses on securities (both realized and
     unrealized)............................................      (.078)      .251        (.046)
                                                              ---------  ---------        -----
        Total from investment operations....................      (.014)      .320         .001
                                                              ---------  ---------        -----
Less distributions:
    Dividends from net investment income....................      (.064)     (.069)       (.048)
    Distributions from net realized gains...................      (.002)        --           --
                                                              ---------  ---------        -----
        Total distributions.................................      (.066)     (.069)       (.048)
                                                              ---------  ---------        -----
Net asset value, end of period..............................  $   1.094  $   1.174    $    .923
                                                              ---------  ---------        -----
                                                              ---------  ---------        -----
Total return (b)............................................       (1.2)%      34.7%          .1%(c)
Net assets, end of period (in thousands)....................  $   3,095  $   2,570    $   1,860
Ratio of expenses to average daily net assets (d)...........        .40%       .40%         .40%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................       6.43%      6.56%        7.45%(e)
Portfolio turnover rate (excluding short-term securities)...       25.7%      10.0%          --

----------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $31,536, $25,199 and $24,803 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 5.25%, 5.40% and 5.48%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                                     PERIOD FROM
                                                              YEAR ENDED DECEMBER    MAY 2, 1994
                                                                      31,                TO
                                                              --------------------  DECEMBER 31,
                                                                1996       1995        1994(A)
                                                              ---------  ---------  -------------
Net asset value, beginning of period........................  $   1.214  $    .910    $    .962
                                                              ---------  ---------        -----
Income from investment operations:
    Net investment income...................................       .049       .070         .049
    Net gains or losses on securities (both realized and
     unrealized)............................................      (.090)      .304        (.052)
                                                              ---------  ---------        -----
        Total from investment operations....................      (.041)      .374        (.003)
                                                              ---------  ---------        -----
Less distributions:
    Dividends from net investment income....................      (.001)     (.070)       (.049)
    Distributions from net realized gains...................         --         --           --
                                                              ---------  ---------        -----
        Total distributions.................................      (.001)     (.070)       (.049)
                                                              ---------  ---------        -----
Net asset value, end of period..............................  $   1.172  $   1.214    $    .910
                                                              ---------  ---------        -----
                                                              ---------  ---------        -----
Total return (b)............................................       (3.4)%      41.2%         (.3)%(c)
Net assets, end of period (in thousands)....................  $   2,813  $   1,384    $   1,071
Ratio of expenses to average daily net assets (d)...........        .40%       .40%         .40%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................       6.40%      6.58%        7.79%(e)
Portfolio turnover rate (excluding short-term securities)...       71.0%        --         14.5%
----------
(a)  The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b)  Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c)  Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d)  Minnesota Mutual voluntarily absorbed $33,042, $26,308 and $25,888 in expenses for the years ended December 31, 1996 and 1995 and the period from
     May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been
     2.18%, 2.68% and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 4.62%, 4.30% and 4.18%, respectively.
(e)  Adjusted to an annual basis.

VALUE STOCK PORTFOLIO

                                                                                     PERIOD FROM
                                                              YEAR ENDED DECEMBER    MAY 2, 1994
                                                                      31,                TO
                                                              --------------------  DECEMBER 31,
                                                                1996       1995        1994(A)
                                                              ---------  ---------  -------------
Net asset value, beginning of period........................  $   1.312  $   1.044    $   1.010
                                                              ---------  ---------        -----
Income from investment operations:
    Net investment income...................................       .013       .010         .008
    Net gains or losses on securities (both realized and
     unrealized)............................................       .389       .331         .038
                                                              ---------  ---------        -----
        Total from investment operations....................       .402       .341         .046
                                                              ---------  ---------        -----
Less distributions:
    Dividends from net investment income....................      (.013)     (.010)       (.009)
    Distributions from net realized gains...................      (.110)     (.063)       (.003)
                                                              ---------  ---------        -----
        Total distributions.................................      (.123)     (.073)       (.012)
                                                              ---------  ---------        -----
Net asset value, end of period..............................  $   1.591  $   1.312    $   1.044
                                                              ---------  ---------        -----
                                                              ---------  ---------        -----
Total return (b)............................................       31.0%      33.0%         4.6%(c)
Net assets, end of period (in thousands)....................  $  97,187  $  31,825    $   8,771
Ratio of expenses to average daily net assets (d)...........        .83%       .89%         .90%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................       1.28%      1.25%        2.07%(e)
Portfolio turnover rate (excluding short-term securities)...       88.6%     164.2%        49.5%
Average commission rate on stock transactions (f)...........  $   .0672        N/A          N/A
----------
(a)  The inception of the Portfolio was January 18, 1994. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b)  Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c)  Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d)  Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to
     December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(e)  Adjusted to an annual basis.
(f)  Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

SHAREHOLDER VOTING RESULTS

    On September 30, 1996, a special shareholder meeting of the Growth Portfolio was held. Shareholders of record on August 9, 1996, were entitled to vote on the proposal described below.

                                                                                    NUMBER OF SHARE VOTING
                                                                               --------------------------------
                                                                                  FOR       AGAINST    ABSTAIN
                                                                               ----------  ---------  ---------
(1)  To approve or disapprove an Investment Sub-Advisory Agreement between
    MIMLIC Asset Management Company and Voyageur Fund Managers, Inc. with respect to investment sub-advisory services furnished on behalf of the
    Growth Portfolio.........................................................  93,998,097  2,274,981  7,135,169
                                                                               ----------  ---------  ---------
                                                                               ----------  ---------  ---------

       This offering is available through a registered representative of MIMLIC Sales Corporation, a registered broker/dealer. MIMLIC Sales is a subsidiary of Minnesota Mutual.

  THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY MIMLIC
     SERIES FUND, INC. ("FUND") IF PRECEEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (B) THE
       CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, GROUP VARIABLE
       ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE
            REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO
               PERFORMANCE AND HISTORICAL POLICY VALUES REPORT
               AND VARIABLE ADJUSTABLE         LIFE
                   HISTORICAL POLICY VALUES REPORT,
                                 RESPECTIVELY.

                                   [LOGO]

                                   MIMLIC SALES CORPORATION

                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1-800-443-3677


THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH                                          BULK RATE
ST. PAUL, MN 55101-2098                                      U.S. POSTAGE PAID
                                                                ST. PAUL, MN
                                                              PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

                                                           F.38897 Rev. 2/97